SEMIANNUAL REPORT



[GRAPHICS]


[GRAPHICS]


[GRAPHICS]


ROBERTSON STEPHENS MUTUAL FUNDS


Second Quarter Ended
June 30, 1998

ROBERTSON STEPHENS FUNDS

555 California Street, Suite 2600
San Francisco, California 94104



l-800-766-3863

CURRENT INFORMATION

- Automated access to daily net
  asset values.
  OPTION 1

- Knowledgeable mutual fund
  representatives.
  OPTION 2

PORTFOLIO MANAGER HOTLINE

- Updated commentary on each
  of the funds from our portfolio
  managers. Accessible through our
  Web site or our toll free number.
  OPTION 5

  ------------------------------

[LOGO]

ON THE WEB

http://www.rsim.com

Mutual Fund E-mail

funds@rsco.com




l-800-624-8025

ACCOUNTLINK

- Automated account
  information, 24 hours a day.

ROBERTSON STEPHENS MUTUAL FUNDS


The Contrarian Fund-TM-

The Developing Countries Fund

The Diversified Growth Fund

The Emerging Growth Fund

The Global Natural Resources Fund

The Growth & Income Fund

The Global Value Fund

The Information Age Fund-TM-

The MicroCap Growth Fund

The Partners Fund

The Value + Growth Fund



ROBERTSON STEPHENS FUNDS

SEMIANNUAL REPORT


                                                                      July, 1998

[PHOTO]

DEAR SHAREHOLDER:

The second quarter brought slightly higher levels to the broad domestic stock indexes which had been up substantially in the first quarter. However, the second quarter results masked significant declines in the level of most stocks other than the largest 100 companies in the country. Through the first six months of 1998, the performance returns were neatly structured with the largest stocks yielding the highest returns, followed by mid-cap, small-cap and micro-cap stocks, respectively. The trend of larger capitalization stocks outperforming smaller capitalization stocks has been in place since 1995. This long trend has resulted in smaller capitalization stocks being significantly cheaper than large capitalization stocks using customary valuation methods. History strongly suggests that over a longer period, relative valuations between large-cap and small-cap stocks will converge or revert back to historic norms. We believe the stage is being set for this to occur and we would suggest that investors begin to consider allocating capital to the small-cap sector over the next six to twelve months.

Robertson Stephens Investment Management has been investing in small-cap stocks since its inception. Some of our small-cap funds include the Partners Fund (value) and the MicroCap Growth, Emerging Growth and Diversified Growth Funds (growth).

Five of our funds performed well against their benchmarks this quarter and our relative volatility continues to be better than it has been in the past. Our stated goal for all of our funds is high relative risk-adjusted returns. As you will see in the pages that follow, the underperforming Global Low-Priced Stock Fund was recently merged into the Partners Fund. We expect to propose to shareholders of the Developing Countries Fund this fall that the Fund also be merged into the Partners Fund; that merger should be completed by the end of the fourth quarter.

All of you should have already received the quarterly letter from the portfolio manager of the funds in which you own shares. These updates were sent within 30 days of quarter-end--a new step by Robertson Stephens to get the most important information to you as quickly as possible. Next quarter our goal is to get these updates to you within three weeks of quarter-end. Very few other fund organizations provide this timely service. If you would like more frequent updates on your fund(s), please call our hotline at (800) 766-3863, option 5, where you can listen to candid updates recorded by Robertson Stephens portfolio managers. You can also access these commentaries and a variety of other informative features at our Web site, WWW.RSIM.COM.

As you may know, the portfolio managers and I all have significant investments in the Robertson Stephens Funds. We originally designed our funds as a way for our friends to invest with us. We still think of it that way and we thank you for your investment.

Sincerely,

/s/ G. Randy Hecht

G. Randy Hecht
President
Robertson Stephens Funds
randy_hecht@rsco.com

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



Table of Contents


FUND INFORMATION

The Contrarian Fund-TM-  . . . . . . . . . . . . . . . .   4

The Developing Countries Fund  . . . . . . . . . . . . .   6

The Diversified Growth Fund  . . . . . . . . . . . . . .   8

The Emerging Growth Fund . . . . . . . . . . . . . . . .  10

The Global Low-Priced Stock Fund . . . . . . . . . . . .  12

The Global Natural Resources Fund  . . . . . . . . . . .  14

The Global Value Fund  . . . . . . . . . . . . . . . . .  16

The Growth & Income Fund . . . . . . . . . . . . . . . .  18

The Information Age Fund-TM- . . . . . . . . . . . . . .  20

The MicroCap Growth Fund . . . . . . . . . . . . . . . .  22

The Partners Fund  . . . . . . . . . . . . . . . . . . .  24

The Value + Growth Fund  . . . . . . . . . . . . . . . .  26

FINANCIALS

Schedule of Investments  . . . . . . . . . . . . . . . .  28

Statement of Assets and Liabilities  . . . . . . . . . .  50

Statement of Operations  . . . . . . . . . . . . . . . .  52

Statement of Changes in Net Assets . . . . . . . . . . .  54

Financial Highlights (A+C) . . . . . . . . . . . . . . .  58

Notes to Financial Statements  . . . . . . . . . . . . .  64

SEMIANNUAL REPORT

[GRAPHIC]

The Contrarian Fund-TM-

[PHOTO]

PAUL H. STEPHENS


Fund Philosophy


The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by investing worldwide in growing companies that are attractively priced. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, unpopular or overlooked. When appropriate, the Fund will short sell stocks.
--------------------------------------------------------------------------------
                                        Q & A



Q:   HOW DID THE CONTRARIAN FUND PERFORM OVER THE FIRST HALF OF 1998?

A: The Contrarian Fund underperformed on both an absolute and a relative basis. As contrarians, we have invested in depressed sectors that we thought might offer value and safety in a market that has surpassed everyone's expectations and skyrocketed to all-time highs. Our cautious approach of avoiding and even shorting highly valued or overvalued stocks has worked against us.

Q: WHAT STOCKS OR SECTORS MOST INFLUENCED THE FUND'S PERFORMANCE DURING THE FIRST HALF?

A: Our contrarian strategy has not been to chase hot stocks like many mutual fund managers do, but to favor individual stocks or entire sectors that are out of favor. Our biggest disappointment has been the Fund's 40% to 50% weighting in natural-resource stocks, as commodity prices have dropped to historic lows. Nickel, currently near $2.00 per pound, is at an all-time low. Gold bullion is close to a 15-year trough. Copper, oil and natural gas are also under severe pressure. With economic problems in Asia, Russia and especially Japan, there are growing fears of global deflation, which would depress commodity prices for an extended period. I personally do not expect global deflation, but these fears have already had a major impact on natural-resource stocks. We believe natural-resource stocks are extremely attractive and undervalued.

     So far this year, the Fund's weakest individual stock position has been our third-largest holding, Inco VBN. As of June 30, we had 8.64% of the Fund in shares of this nickel producer, which have continued to hit new lows as the price of nickel has plummeted. We have maintained a large position in Inco because we still have a very positive outlook for the company and its fabulous assets. Like nickel producers, copper-mining firms have also been under pressure for some time. Shares of Indochina Goldfields (2.36%), one of the Fund's top 10 holdings over the quarter, have dropped to a Canadian price of $1.55 per share, down from $18.00 per share in March 1997. We are still strong believers in this company and in the longer-term potential of base- and precious-metals mining firms.


Q:   WHAT HOLDINGS PERFORMED WELL?

A: On the positive side, our media and telecom holdings have contributed gains to the Fund this year. We currently have about 17% of the portfolio invested in this sector, primarily through CD Radio, Inc., (8.86%) and Metromedia International (6.46%). We think both companies have very strong long-term prospects.


Q:   WHAT'S YOUR STRATEGY FOR THE SECOND HALF OF 1998?

A: We remain committed to our long-term strategy: searching for out-of-favor companies that we think offer great long-term investment value.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

[CHART]


ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Gold Mining                                           18.20%
Media & Telecommunication Services                    16.50%
Construction/Infrastructure                           14.30%
Short Positions (Net)                                 10.60%
Nickel Mining                                          8.60%
Energy                                                 7.40%
Financial Services                                     6.60%
Diamond Mining                                         4.70%
Copper & Gold Mining                                   2.40%
Aluminum                                               1.90%
Real Estate                                            1.50%
Transportation Services                                1.40%
Convertible Bonds/Preferred Stocks                     1.10%
Platinum Group Metals                                  0.40%
Warrants                                               0.20%
Textiles                                               0.10%
Options                                                0.10%
Cash & Cash Equivalents                                0.00%
Other & Other Liabilities, Net                         4.00%
Total                                                100.00%



TOP TEN HOLDINGS (AS OF 6/30/98)
Royal Group Technologies, Ltd.....................    14.34%
CD Radio, Inc. ...................................     8.86%
Inco, Ltd., VBN Shares............................     8.64%
Metromedia International Group, Inc. .............     6.46%
Dundee Bancorp, Inc., Class A.....................     6.38%
DiamondWorks, Ltd. ...............................     4.18%
Etruscan Resources, Ltd. .........................     3.25%
Normandy Mining, Ltd. ............................     3.06%
Consolidated African Mines, Ltd. .................     2.90%
Indochina Goldfields, Ltd. .......................     2.36%


[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     6/30/93)

[GRAPH]


               The Contrarian Fund-TM-       MSCI AC WORLD INDEX(4)
 6/93          $                10,000       $               10,000
 9/93          $                 9,559       $               10,439
12/93          $                11,186       $               10,756
 3/94          $                12,098       $               10,730
 6/94          $                11,618       $               10,987
 9/94          $                11,078       $               11,348
12/94          $                10,568       $               11,101
 3/95          $                10,739       $               11,391
 6/95          $                12,626       $               11,831
 9/95          $                13,308       $               12,384
12/95          $                13,830       $               12,847
 3/96          $                16,731       $               13,308
 6/96          $                16,038       $               13,682
 9/96          $                16,440       $               13,741
12/96          $                16,828       $               14,240
 3/97          $                17,062       $               14,326
 6/97          $                16,036       $               16,389
 9/97          $                15,244       $               16,695
12/97          $                11,862       $               16,036
 3/98          $                12,127       $               18,186
 6/98          $                10,769       $               18,226


PERFORMANCE UPDATE (AS OF 6/30/98)



                                                               THREE-YEAR           FIVE-YEAR          TOTAL       AVERAGE ANNUAL
                            YEAR TO DATE         ONE-YEAR         AVERAGE             AVERAGE   RETURN SINCE         RETURN SINCE
                            TOTAL RETURN     TOTAL RETURN   ANNUAL RETURN       ANNUAL RETURN    INCEPTION(6)         INCEPTION(6)
----------------------------------------------------------------------------------------------------------------------------------
Contrarian Fund Class A(1)        -9.22%          -32.85%         -5.17%               1.49%           7.69%                1.49%
Contrarian Fund Class C(2,3)     -10.95%          -34.49%            N/A                  NA         -36.42%              -31.20%
MSCI AC World Index(4)            13.65%           11.21%         15.49%              12.76%          82.26%               12.75%
S&P 500 Index(5)                  17.63%           30.13%         30.24%              23.05%         182.14%               23.04%



Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 6/30/93.

(2)  Inception date for Class C was 4/14/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index itself.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Morgan Stanley Capital International (MSCI) All Country World Index and S&P 500 Index are calculated from the Class A Share inception date, 6/30/93.

SEMIANNUAL REPORT

[GRAPHIC]

Developing Countries Fund

[PHOTO]

MICHAEL C. HOFFMAN

Fund Philosophy

Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. The Fund seeks to capitalize on both rising and falling markets. Primarily, it invests in equity securities of growing or undervalued companies in developing countries that we believe have the potential for future growth.
--------------------------------------------------------------------------------
                                        Q & A

Q.   HOW DID THE FUND PERFORM OVER THE FIRST HALF OF 1998?

A. As the headlines will tell you, the first half was a very difficult period for the emerging markets and, by extension, our Fund. Problems in Asia flared up again and began to exert pressure on emerging markets in other parts of the world.

Q.   WHAT'S YOUR OUTLOOK FOR THE SECOND HALF OF 1998?

A. We expect to propose in the near future that the Robertson Stephens Developing Countries Fund be merged into the Robertson Stephens Partners Fund. As you all know, the emerging markets category has greatly underperformed virtually all the major domestic and international broad indexes over the last four years. With this backdrop, the Robertson Stephens Developing Countries Fund has been unable to attract sufficient assets to cover its costs since its inception. With emerging markets in a deep recession, it seems unlikely that we will be able to attract sufficient assets to cover our costs anytime in the near future. We believe that in today's market environment opportunities to profit from investing in emerging markets can come through other avenues, for example, investments in international companies with significant operations in emerging markets. These companies often bring experienced managements to these markets that are many times sorely lacking in emerging market companies.

     The Partners Fund seeks long-term growth by investing in equity securities primarily of companies with market capitalizations of up to $1 billion.
     The Fund may invest any portion of its assets in U.S. or foreign securities, and is managed by Andrew P. Pilara, Jr., a managing director of RSIM. Andy has more than 25 years of investing experience and has been portfolio manager of the Partners Fund since its inception.

     THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, SHARES OF THE PARTNERS FUND. THE OFFER WILL BE MADE ONLY BY MEANS OF THE PROSPECTUS/PROXY STATEMENT.

     A REGISTRATION STATEMENT RELATING TO THE SHARES OF THE PARTNERS FUND THAT WOULD BE ISSUED IN CONNECTION WITH THE MERGER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE SHARES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THAT THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS ANNOUNCEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SHARES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

     FOLLOWING THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT, SHAREHOLDERS OF THE DEVELOPING COUNTRIES FUND MAY OBTAIN A PROSPECTUS/PROXY STATEMENT BY CALLING ROBERTSON STEPHENS FUNDS AT 1-800-766-3863. THE PROSPECTUS/PROXY STATEMENT CONTAINS MORE COMPLETE INFORMATION ABOUT THE PARTNERS FUND, INCLUDING CHARGES AND EXPENSES; DEVELOPING COUNTRIES FUND SHAREHOLDERS SHOULD READ IT CAREFULLY.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)


[CHART]
Mexico                                                11.60%
Thailand                                               5.90%
Czech Republic                                         5.30%
Romania                                                4.90%
Turkey                                                 4.80%
South Africa                                           4.20%
Philippines                                            3.70%
Egypt                                                  3.60%
Argentina                                              2.90%
Russia                                                 2.40%
Malaysia                                               2.30%
Israel                                                 2.30%
Korea                                                  2.10%
Cash & Cash Equivalents                               42.80%
Other & Other Liabilities, Net                         1.20%
                                                     -------
Total                                                100.00%



TOP TEN HOLDINGS (AS OF 6/30/98)

SPT Telecom, A.S. ...............................      5.28%
Romanian Investment Fund.........................      4.90%
Eczacibasi Ilac Sanayi ve Ticaret, A.S. .........      4.76%
Consolidated African Mines, Ltd. ................      4.18%
Desc, S.A. de C.V., ADR..........................      3.79%
Cifra S.A. de C.V., Class V, ADR.................      3.74%
Ionics Circuits, Inc. ...........................      3.71%
Al-Ahram Beverages Co. S.A.E., GDR...............      3.64%
Thai Farmers Bank Public Co., Ltd., Foreign......      2.69%
TV Azteca, S.A. de C.V., ADR.....................      2.48%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
     (IF INVESTED ON 5/2/94)


[GRAPH]
          The Developing Countries Fund    MSCI Emerging Markets Global Index(4)
5/2/94    $10,000                         $10,000
  6/94    $ 9,960                         $10,083
  9/94    $ 9,990                         $12,164
 12/94    $ 9,497                         $10,691
  3/95    $ 8,686                         $ 9,444
  6/95    $ 9,375                         $ 9,889
  9/95    $ 9,213                         $ 9,781
 12/95    $ 8,129                         $ 9,541
  3/96    $ 8,940                         $ 9,949
  6/96    $10,085                         $10,519
  9/96    $ 9,821                         $10,068
 12/96    $ 9,852                         $ 9,936
  3/97    $10,238                         $10,697
  6/97    $10,461                         $11,591
  9/97    $10,502                         $10,473
 12/97    $ 8,347                         $ 8,434
  3/98    $ 8,076                         $ 9,004
  6/98    $ 6,556                         $ 6,820



PERFORMANCE UPDATE (AS OF 6/30/98)




                                                                         THREE-YEAR                                AVERAGE
                                        YEAR TO DATE       ONE-YEAR         AVERAGE       TOTAL RETURN       ANNUAL RETURN
                                        TOTAL RETURN   TOTAL RETURN   ANNUAL RETURN  SINCE INCEPTION(5)  SINCE INCEPTION(5)
---------------------------------------------------------------------------------------------------------------------------
Developing Countries Fund Class A(1)         -21.45%        -37.33%         -11.24%            -34.44%              -9.64%
Developing Countries Fund Class C(2),(3)     -23.60%        -39.65%             N/A            -35.18%             -31.51%
MSCI Emerging Markets Global Index(4)        -19.14%        -41.16%         -11.65%            -31.80%              -8.78%



Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 5/2/94.

(2)  Inception date for Class C was 5/8/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) Emerging Markets Global Index (EMG) is a market capitalization weighted index composed of companies representative of the market structure of 20 emerging market countries in Europe, Latin America and the Pacific Basin. You cannot invest in an index.

(5) The Total and Average Annual Return Since Inception percentages for the MSCI Emerging Markets Global Index are calculated from the Class A Share inception date, 5/2/94.

SEMIANNUAL REPORT

[GRAPHIC]

Diversified Growth Fund

[PHOTO]

JOHN L. WALLACE

Fund Philosophy

The Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small- and mid-cap stocks. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. We also may engage in short sales of securities we expect to decline in price. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.

[PHOTO]

JOHN H. SEABERN
--------------------------------------------------------------------------------
                                        Q & A

Q.   HOW DID THE DIVERSIFIED GROWTH FUND PERFORM OVER THE FIRST HALF OF 1998?

A. The Fund had a strong start in early 1998. Our focus on small-to mid-cap stocks was more beneficial during the first quarter than it was last year, as this area of the market rebounded from some of its weakness versus larger-cap stocks in late 1997. Investors' concerns about Asia's economic crisis and its impact on U.S. corporate earnings dissipated somewhat during the first few months of the year. Despite some high-profile shortfalls, many companies reported solid results. The economic backdrop in the U.S. remained very favorable, with low inflation, stable interest rates and robust consumer spending.


Q.   WHAT MAIN SECTORS OR STOCKS DROVE THE FUND'S PERFORMANCE?

A. Several of our cable television stocks, which include MediaOne Group and Comcast (2.31% and 1.60% of the Fund's holdings, respectively, as of June 30, 1998) were very strong during the first half. AT&T's recent announcement of plans to acquire Tele-Communications, Inc. drove up TCI's shares along with those of several other cable companies. Many of the Fund's retail holdings (currently about 7-8% of the portfolio) also profited during the second half from the robust level of consumer spending and cheaper imports from Asia.

Q. SINCE EARLY MAY, THE STOCK MARKET HAS BECOME MORE TURBULENT. WHAT'S YOUR PERSPECTIVE ON THE HEIGHTENED VOLATILITY?

A. With the news that Japan's economy has gone into recession, Asia's problems are once again creating uncertainty in the U.S. market. Surprisingly, though, the small- to mid-cap stocks on which we focus have borne the brunt of the sell-off. As we've said in the past, most U.S. small-caps do very little business with Asia, and are therefore not as vulnerable to its economic downturn as large multinational companies. In addition, we believe that many small-caps are growing their corporate earnings at two to three times the rate of larger companies, while their share valuations are, in some cases, half that of large-caps. We also think that small companies will be able to sustain these growth rates more easily than large-caps. We believe that, in time, other investors will begin to recognize the opportunity small-caps represent, especially if blue chips begin to report earnings shortfalls due to Asia's economic woes.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS
[CHART]

ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Computer Software & Hardware                           18.0%
Banks / Financial Services / Insurance                 10.9%
Consumer/Retail                                         8.9%
Media                                                   8.4%
Telecommunications Equipment & Services                 8.0%
Business / Commercial Services                          6.6%
Data Processing                                         5.2%
Healthcare and Hospitals                                4.8%
Home Building                                           4.0%
Medical Instruments & Supplies                          3.2%
Food Retail / Wholesale                                 3.2%
Airlines                                                2.9%
Biotechnology                                           2.0%
Electronic Components                                   2.0%
Energy Services                                         1.9%
Warrants                                                1.4%
Pharmaceuticals                                         1.4%
Oil/Gas Drilling                                        1.4%
Construction and Infastructure                          1.2%
Network Systems                                         1.1%
Short Positions                                         0.9%
Cash & Cash Equivalents                                 0.0%
Other & Other Liabilities, Net                          2.6%
                                                     -------
Total                                                100.00%



TOP TEN HOLDINGS (AS OF 6/30/98)

Sabratek Corporation.............................      2.99%
FORE Systems, Inc. ..............................      2.61%
MediaOne Group, Inc. ............................      2.31%
MicroStrategy, Inc. .............................      2.22%
Egghead.com, Inc. ...............................      2.10%
FileNet Corporation..............................      2.08%
Zapata Corporation...............................      2.07%
Concord Communications, Inc. ....................      2.01%
Splash Technology Holdings, Inc. ................      2.00%
East-West Bank...................................      1.97%


[CHART]

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
     (IF INVESTED ON 8/1/96)


[GRAPH]
           The Diversified Growth Fund        Russell 2000 Index(4)
8/1/96     $10,000                            $10,000
  9/96     $11,110                            $10,873
 12/96     $12,420                            $11,439
  3/97     $11,870                            $10,847
  6/97     $13,320                            $12,606
  9/97     $16,670                            $14,482
 12/97     $16,077                            $13,997
  3/98     $18,665                            $15,405
  6/98     $17,199                            $14,687



PERFORMANCE UPDATE (AS OF 6/30/98)


                                                                            TOTAL AVERAGE ANNUAL
                                       YEAR TO DATE           ONE-YEAR   RETURN SINCE   RETURN SINCE
                                       TOTAL RETURN       TOTAL RETURN    INCEPTION(6)   INCEPTION(6)
Diversified Growth Fund Class A(1)        6.98%             29.12%         71.99%         32.79%
Diversified Growth Fund Class C(2)(3)     5.10%                N/A          6.27%            N/A
Russell 2000 Index(4)                     4.93%             16.51%         46.87%         22.26%
S&P 500 Index(5)                         17.63%             30.13%         80.39%         36.14%



Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 8/1/96.

(2)  Inception date for Class C was 9/8/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 2000 Index is a market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $467 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Index and S&P 500 Index are calculated from the Class A Share inception date, 8/1/96.

SEMIANNUAL REPORT

[GRAPHIC]

Emerging Growth Fund

[PHOTO]

JAMES L. CALLINAN

Fund Philosophy

The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing primarily in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.
--------------------------------------------------------------------------------
                                        Q & A

Q.   HOW DID THE EMERGING GROWTH FUND PERFORM OVER THE FIRST HALF OF 1998?

A. The Fund outperformed its benchmark, the Russell 2000 Growth Index, by a wide margin over the first half. Small-cap growth stocks had a very strong start this year. In May and June, however, the market dropped sharply. Investors became concerned about renewed turmoil in Asia and potentially lower corporate earnings in the United States. That uncertainty drove investors back into blue chips during the second quarter, even though I believe many large-caps are more vulnerable to Asia's economic downturn than the average U.S. small-cap. We think that the tide will turn back toward small-caps if blue chip companies begin to report slowing revenue growth. By our estimations, small-caps have not only much stronger growth prospects than many large companies, but also more-attractive valuations.


Q. WHAT INDIVIDUAL STOCKS OR SECTORS MOST INFLUENCED THE FUND'S PERFORMANCE DURING THE FIRST HALF?

A. A variety of holdings drove the Fund's performance. Some of our most profitable positions were in Internet-related companies such as Real Networks (1.14%), Excite (0.45%), Amazon.com (1.31%) and Network Solutions (0.97%). Many of our software and information-technology (IT) holdings also contributed strong gains during the first half. We took some profits on these stocks during the spring. That turned out to be a wise move, as many of them subsequently fell into a correction in May and June. Investors became concerned that Asia's economic crisis would continue to weigh heavily on demand for semiconductors and PCs. This trend has so far not had much impact on software makers, but investors still drove down their shares.

Q.   WHAT'S YOUR PERSPECTIVE ON THE RECENT VOLATILITY?

A. We took advantage of the downturn by adding positions in software and IT service companies, among others. Our strategy of buying into weakness has served the Fund well in the past. Last fall, for instance, we bought into Excite when its share price was depressed; within months it nearly quadrupled. As it bounced back, we trimmed our position to help reduce risk. The move paid off when Internet stocks came under pressure in May and June. Despite the recent sell-off, we're convinced that Internet-related companies offer tremendous long-term growth potential and we think our team has the unique insight that will allow us to take full advantage of it.

Q.   WHAT OTHER AREAS DO YOU FIND ATTRACTIVE?

A. Outside the technology arena, we continue to search for growth in areas that most other emerging growth fund managers overlook. Regional airlines are just one example. Several of our holdings in this sector performed very well from last November through May, leading us to take some profits. Our willingness to think outside the box is just one of the tactics that we think will enable us to remain competitive in the long run. We are very excited about the Fund's long-term prospects.

                                                                         7/31/98
--------------------------------------------------------------------------------
Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Computer Software / Services                          30.80%
Internet                                              10.60%
Business/ Commerical Services                          9.50%
Consumer Goods/Retail                                  8.60%
Media                                                  7.30%
Financial Services                                     4.80%
Restaurants / Hotels                                   4.60%
Telecom / Communications Equipment & Services          4.60%
Medical / Healthcare                                   3.70%
Computer Hardware / Semiconductors                     2.30%
Education/Training                                     2.20%
Electronic Components                                  2.00%
Other Services                                         1.90%
Real Estate                                            1.20%
Clothing Retail                                        1.20%
Environmental                                          1.00%
Aerospace                                              0.80%
Cash & Cash Equivalents                                 2.7%
Other & Other Liabilities, Net                         0.20%
Total                                                 100.0%




TOP TEN HOLDINGS (AS OF 6/30/98)

ECsoft Group plc.................................      2.67%
Lamar Advertising Company........................      1.96%
Gemstar International Group, Ltd. ...............      1.76%
Software AG Systems, Inc. .......................      1.58%
ITT Educational Services, Inc. ..................      1.49%
Labor Ready, Inc. ...............................      1.45%
Micromuse Inc. ..................................      1.43%
Financial Federal Corporation....................      1.41%
Information Management Resources, Inc. ..........      1.40%
Select Appointments Holdings PLC, ADR............      1.37%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     11/30/87)


[GRAPH]

           The Emerging Growth Fund        Russell 2000 Growth Index(4)
11/30/87   $                 10,000        $                    10,000
   12/87   $                 12,611        $                    11,040
    3/88   $                 13,892        $                    12,963
    6/88   $                 15,222        $                    13,786
    9/88   $                 14,114        $                    13,406
   12/88   $                 14,383        $                    13,289
    3/89   $                 15,728        $                    14,276
    6/89   $                 16,709        $                    15,200
    9/89   $                 18,924        $                    16,558
   12/89   $                 20,776        $                    15,970
    3/90   $                 21,139        $                    15,545
    6/90   $                 24,638        $                    16,526
    9/90   $                 19,290        $                    12,214
   12/90   $                 22,765        $                    13,189
    3/91   $                 29,339        $                    17,219
    6/91   $                 26,862        $                    16,622
    9/91   $                 31,544        $                    18,415
   12/91   $                 36,140        $                    19,940
    3/92   $                 35,561        $                    20,486
    6/92   $                 29,428        $                    18,026
    9/92   $                 28,974        $                    18,375
   12/92   $                 35,218        $                    21,490
    3/93   $                 30,891        $                    21,105
    6/93   $                 30,744        $                    21,713
    9/93   $                 35,365        $                    23,740
   12/93   $                 37,759        $                    24,364
    3/94   $                 38,578        $                    23,371
    6/94   $                 35,428        $                    21,898
    9/94   $                 41,014        $                    23,944
   12/94   $                 40,765        $                    23,772
    3/95   $                 43,213        $                    25,076
    6/95   $                 42,392        $                    27,563
    9/95   $                 49,180        $                    30,698
   12/95   $                 49,045        $                    31,151
    3/96   $                 50,730        $                    32,941
    6/96   $                 57,062        $                    34,866
    9/96   $                 57,884        $                    34,569
   12/96   $                 59,585        $                    34,660
    3/97   $                 51,242        $                    31,025
    6/97   $                 62,969        $                    36,471
    9/97   $                 76,240        $                    42,642
   12/97   $                 70,633        $                    39,147
    3/98   $                 83,544        $                    43,798
    6/98   $                 85,280        $                    41,282



PERFORMANCE UPDATE (AS OF 6/30/98)

                                                              FIVE-YEAR  TEN-YEAR                       AVERAGE
                                                                AVERAGE   AVERAGE   TOTAL RETURN  ANNUAL RETURN
                                   YEAR TO DATE       ONE-YEAR   ANNUAL    ANNUAL          SINCE          SINCE
                                   TOTAL RETURN   TOTAL RETURN   RETURN    RETURN    INCEPTION(6)   INCEPTION(6)
----------------------------------------------------------------------------------------------------------------
Emerging Growth Fund Class A(1)         20.74%         35.43%    22.64%    18.81%        752.80%         22.44%
Emerging Growth Fund Class C(2,3)       18.76%         32.03%       N/A       N/A         48.47%         41.21%
Russell 2000 Growth Index(4)             5.46%         13.19%    13.71%    11.59%        312.82%         14.33%
S&P 500 Index(5)                        17.63%         30.13%    23.05%    18.53%        564.37%         19.58%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/30/87.

(2)  Inception date for Class C was 5/8/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 2000 Growth Index is a market capitalization-weighted index containing those securities in the Russell 2000 with a greater-than-average growth orientation. It has an average market capitalization of $650 million. Investment results assume reinvestment of dividends. You cannot invest in an index.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 11/30/87.

SEMIANNUAL REPORT

[GRAPHIC]

Global Low-Priced Stock Fund

--------------------------------------------------------------------------------

The Global Low-Priced Stock Fund successfully merged into the Robertson Stephens Partners Fund, following the recent favorable shareholder vote. The shares previously held in the Global Low-Priced Stock Fund have been exchanged for shares in the Partners Fund.

We are excited about the opportunities this merger may create. Andy Pilara, an experienced portfolio manager, manages the Partners Fund with more than 25 years of investing experience. He also manages the Robertson Stephens Global Value Fund and the Robertson Stephens Global Natural Resources Fund. He seeks high-quality but undervalued companies that generate a strong level of free cash flow or have a catalyst that may enable them to do so in the near future, and he favors companies that are driven by an experienced, capable management team that can deploy capital most effectively. Our goal is to deliver superior risk-adjusted returns to our shareholders over the long term.


                                                                      July, 1998
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Energy                                                14.30%
Financial Services                                    12.90%
Food                                                  11.10%
Insurance                                             10.10%
Manufacturing                                          8.10%
Transportation Equipment & Services                    7.50%
Energy Services                                        7.30%
Consumer / Business Services                           3.70%
Miscellaneous                                          3.50%
Real Estate                                            2.80%
Warrants                                               0.10%
Cash & Cash Equivalents                               18.00%
Other & Other Assets Net                               0.60%
Total                                                100.00%



TOP TEN HOLDINGS (AS OF 6/30/98)

Place Resources Corporation......................      8.15%
Fresh Del Monte Produce, Inc. ...................      7.01%
Midas, Inc. .....................................      5.10%
Electro Rent Corporation.........................      5.07%
CorVel Corporation...............................      4.64%
Noma Industries Limited, Class A.................      4.40%
Northstar Drilling Systems, Inc., 144A...........      4.14%
Kamps AG.........................................      4.04%
Banca Popolare di Intra..........................      3.96%
Imperial Credit Industries, Inc. ................      3.85%



RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     11/15/95)

[GRAPH]



             The Global Low-Priced Stock Fund          MSCI World Index(4)
11/15/95     $                10,000                   $            10,000
   11/95     $                10,160                   $            10,204
   12/95     $                10,450                   $            10,486
    1/96     $                10,780                   $            10,660
    2/96     $                11,400                   $            10,709
    3/96     $                12,210                   $            10,870
    4/96     $                13,630                   $            11,109
    5/96     $                14,390                   $            11,102
    6/96     $                13,670                   $            11,142
    7/96     $                12,110                   $            10,731
    8/96     $                12,870                   $            10,838
    9/96     $                12,990                   $            11,245
   10/96     $                12,980                   $            11,307
   11/96     $                13,710                   $            11,923
   12/96     $                13,521                   $            11,715
    1/97     $                14,081                   $            11,840
    2/97     $                13,921                   $            11,959
    3/97     $                13,221                   $            11,706
    4/97     $                12,551                   $            12,071
    5/97     $                13,601                   $            12,799
    6/97     $                13,271                   $            13,420
    7/97     $                13,741                   $            14,022
    8/97     $                13,811                   $            13,067
    9/97     $                15,091                   $            13,759
   10/97     $                14,411                   $            13,018
   11/97     $                12,433                   $            13,231
   12/97     $                11,690                   $            13,375
    1/98     $                11,251                   $            13,731
    2/98     $                11,062                   $            14,642
    3/98     $                11,073                   $            15,243
    4/98     $                11,334                   $            15,374
    5/98     $                11,261                   $            15,163
    6/98     $                10,382                   $            15,505


PERFORMANCE UPDATE (AS OF 6/30/98)

                                                                                                      AVERAGE
                                                                             TOTAL RETURN       ANNUAL RETURN
                                             YEAR TO DATE       ONE-YEAR            SINCE               SINCE
                                             TOTAL RETURN   TOTAL RETURN        INCEPTION           INCEPTION
-------------------------------------------------------------------------------------------------------------
Global Low-Priced Stock Fund Class A(1)           -11.19%        -21.77%            3.82%               1.44%
Global Low-Priced Stock Fund Class C(2,3)         -12.93%        -24.05%          -25.18%             -22.95%
MSCI World Index(4)                                15.92%         15.54%           55.05%              18.19%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/15/95.

(2)  Inception date for Class C was 5/20/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region. You cannot invest in an index.

(5) The Total and Average Annual Return Since Inception percentages for the MSCI World Index are calculated from the Class A Share inception date, 11/15/95.

SEMIANNUAL REPORT

[GRAPHIC]

Global Natural Resources Fund

[PHOTO]

ANDREW P. PILARA, JR.

Fund Philosophy

The Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services.
--------------------------------------------------------------------------------
                                        Q & A

Q.   HOW DID THE GLOBAL NATURAL RESOURCES FUND PERFORM OVER THE FIRST HALF OF
     1998?

A. Asia's currency and economic turmoil has had a significant negative impact on natural resource companies. Lower growth prospects for Asia in 1998 and 1999 have reduced the market's assumptions about global commodity demand. With most commodities priced at the margin, small changes in supply/demand relationships can have a material impact on prices in the near term. Our concerns about Asia's economic problems caused us to eliminate most of the Fund's base-metal investments over the first six months of 1998.

Q.   WHAT AREAS OF THE PORTFOLIO PERFORMED WELL DURING THE FIRST HALF?

A. One of our strongest performers was Enerflex (3.33% of the portfolio as of 6/30/98). Of all the energy service companies, Enerflex is one of the most leveraged to natural gas (our favorite commodity). The company, based in Canada, is a global leader in designing, manufacturing, engineering and installing compression systems for the production and processing of natural gas.

Q.   WHERE ARE YOU FINDING OPPORTUNITY IN THE MARKET TODAY?

A. As the Enerflex example suggested, we are continuing to favor energy companies, particularly those based in Canada. The opportunities in this sector are being created by the inventory buildup continuing from the warmer than usual weather last winter in both Canada and the United States. Gas storage levels will be close to capacity by early September, thereby probably causing some downward pressure on prices leading into the November heating season.

     The bright spot in the Canadian natural gas picture comes in December with the completion of the Northern Borders Pipeline to the United States...1.2 billion cubic feet per day of capacity. Add to that the expected swing in consumption resulting from a normal winter of .6 billion cubic feet per day, and the total expected increased demand for Canadian natural gas is
     1.8 billion cubic feet per day. We expect production to be up about half that amount. We therefore think that prices could increase significantly this winter and that the depressed stock prices of Canadian energy companies are setting up very well for big investor returns in the next 18 months. And with the Canadian dollar at a 142-year low against the U.S. dollar, we are able to buy Canadian assets at bargain prices. In other words, Canada is on sale!


Q.   WHAT'S YOUR OUTLOOK FOR THE NEXT 12 MONTHS?

A. I believe that this time next year we will be talking about the recovery in Asia. The longer-term supply/demand trends for natural resources appear to be very positive, which is why we think these are opportune times for patient natural resource investors.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Energy                                                57.20%
Energy Services                                       10.20%
Paper & Forest                                         7.20%
Aluminum                                               6.80%
Gold Mining                                            5.20%
Food                                                   3.50%
Financial Services                                     2.80%
Other Base Metals                                      1.90%
Convertible Bond                                       0.80%
Platinum Group Metals                                  0.70%
Warrants                                               0.10%
Cash & Cash Equivalents                                0.00%
Other & Other Assets, Net                               3.6%
Total                                                100.00%



TOP TEN HOLDINGS (AS OF 6/30/98)

Rigel Energy Corporation.........................      8.16%
MAXXAM, Inc. ....................................      6.78%
Vastar Resources, Inc. ..........................      6.76%
Oiltec Resources, Ltd. ..........................      4.81%
Encal Energy, Ltd. ..............................      4.81%
Petro-Canada ....................................      4.69%
Petroleum Securities Australia, Ltd. ............      4.52%
Alberta Energy Company, Ltd. ....................      3.66%
Fresh Del Monte Produce, Inc. ...................      3.52%
Computalog, Ltd. ................................      3.51%



RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     11/15/95)

[GRAPH]


              The Global Natural Resources Fund       S&P 500 Index(4)
11/15/95      $               10,000                  $               10,000
   12/95      $               10,120                  $               10,398
    3/96      $               11,860                  $               10,958
    6/96      $               12,330                  $               11,442
    9/96      $               13,140                  $               11,801
   12/96      $               14,290                  $               12,788
    3/97      $               13,340                  $               13,130
    6/97      $               13,720                  $               15,415
    9/97      $               14,770                  $               16,571
   12/97      $               11,840                  $               17,053
    3/98      $               12,459                  $               19,430
    6/98      $               11,110                  $               20,059



PERFORMANCE UPDATE (AS OF 6/30/98)

                                                                                                AVERAGE
                                                                           TOTAL RETURN   ANNUAL RETURN
                                             YEAR TO DATE        ONE-YEAR         SINCE           SINCE
                                             TOTAL RETURN    TOTAL RETURN   INCEPTION(5)    INCEPTION(5)
--------------------------------------------------------------------------------------------------------
Global Natural Resources Fund Class A(1)          -6.17%          -19.03%        11.10%           4.09%
Global Natural Resources Fund Class C(2,3)        -8.10%              N/A       -21.08%             N/A
S&P 500 Index(4)                                  17.63%           30.13%       100.59%          30.37%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/15/95.

(2)  Inception date for Class C was 7/30/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(5) The Total and Average Annual Return Since Inception percentages for the S&P 500 Index are calculated from the Class A Share inception date, 11/15/95.

SEMIANNUAL REPORT

[GRAPHIC]

Global Value Fund

[PHOTO]

ANDREW P. PILARA, JR.

Fund Philosophy

The Global Value Fund seeks to achieve long-term capital growth by investing primarily in equity securities of mid- and large-cap companies worldwide using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.
--------------------------------------------------------------------------------
                                        Q & A


 Q. THE FIRST HALF OF 1998 WAS A TURBULENT PERIOD FOR QUITE A FEW WORLD STOCK MARKETS. HOW DID THE VOLATILITY AFFECT THE GLOBAL VALUE FUND'S PERFORMANCE?

 A. The Fund largely avoided the turmoil in the Asian markets because most of its international investments have been focused on Europe (38% of the portfolio as of 6/30/98). We believe Europe is in the early stages of its corporate profit cycle, where the United States was four to five years ago. We also think that the "investor discount rate" will be coming down in Europe as interest rates and inflation decline there. The combination of accelerating corporate profits and declining discount rates is a very powerful stock market force--witness the U.S. stock market's rally over the past five years.


 Q.  WHAT'S YOUR PERSPECTIVE ON THE CURRENT STATE OF THE U.S. MARKET?

 A. Over the past 60 years, the U.S. stock market as represented by the S&P 500, has produced total shareholder returns (dividends and capital gains) of approximately 10% per year. Almost half of that return came from dividends. Today the yield on the S&P 500 approximates 1.4%. Therefore, investors looking to achieve historic, average returns (10%) from U.S. equity investments must get an 8.6% capital gains return. This means obtaining a capital gains return 70% greater than the average capital gains return over the past 60 years--and in a "mature" bull market.

     We acknowledge the difficulty of producing above-average returns in a low-yield stock market by allocating a certain percentage of the Fund to "long-duration equity income" vehicles. These are companies we can buy with high initial yields that have cash flow capabilities, which imply increasing dividend payments. Our current choices are electric utilities (18%) and pipelines (8%). We believe that the electric utility restructuring will lead to increasing returns on capital (from the non-regulated parts of the business) and stable to increasing dividends.


 Q.  HOW DOES YOUR INVESTMENT APPROACH ADDRESS THE MARKET'S CURRENT VOLATILITY?

 A. These are wild and risky times in certain sectors of the stock market where stocks can go up 50% to 100% in one day. The Global Value Fund (and its portfolio manager) are not constructed for those wild rides.

     Our "tortoise" approach may bore some investors, but it's worth remembering that the laws of compounding your money work best when you do not experience a large capital loss.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)

[CHART]
Utilities                                             26.50%
Financial Services                                    15.20%
Telecommunications                                    12.90%
Energy                                                 9.40%
Machinery                                              8.00%
Cash & Cash Equivalents                               22.80%
Other & Other Liabilities, Net                         5.20%
Total                                                 100.0%



TOP TEN HOLDINGS (AS OF 6/30/98)

Kinder Morgan Energy Partners, L.P. ...............    8.17%
Unicom Corporation.................................    6.34%
Golden West Financial Corporation..................    6.01%
Henkel KGaA Preferred..............................    5.70%
Telefonica S.A. ...................................    5.42%
Consolidated Edison, Inc. .........................    5.21%
Northern States Power Company......................    3.88%
Banca Carige S.p.A. ...............................    3.79%
STET Hellas Telecommunications S.A., ADR...........    3.75%
Telecom Italia S.p.A., ADR.........................    3.74%



RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     4/1/97)

[GRAPH]

         The Global Value Fund               MSCI World Value Index(4)
4/1/97   $                10,000            $                                10,000
  4/97   $                10,120            $                                10,272
  5/97   $                10,260            $                                10,923
  6/97   $                10,690            $                                11,391
  7/97   $                11,310            $                                11,895
  8/97   $                10,960            $                                11,173
  9/97   $                11,580            $                                11,724
 10/97   $                11,280            $                                11,224
 11/97   $                11,631            $                                11,318
 12/97   $                11,997            $                                11,472
  1/98   $                12,029            $                                11,695
  2/98   $                12,449            $                                12,376
  3/98   $                13,493            $                                12,977
  4/98   $                13,525            $                                13,136
  5/98   $                13,525            $                                12,934
  6/98   $                13,148            $                                12,973




PERFORMANCE UPDATE (AS OF 6/30/98)

                                                                 TOTAL RETURN     AVERAGE ANNUAL
                                   YEAR TO DATE       ONE YEAR          SINCE       RETURN SINCE
                                   TOTAL RETURN   TOTAL RETURN    INCEPTION(6)       INCEPTION(6)
-------------------------------------------------------------------------------------------------
Global Value Fund Class A(1)             9.60%         23.00%         31.48%              24.55%
Global Value Fund Class C(2,3)           7.50%         19.59%         19.59%              19.59%
MSCI World Value Index(4)               13.08%         13.89%         29.73%              23.22%
S&P 500 Index(5)                        17.63%         30.13%         52.25%              40.11%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 4/1/97.

(2)  Inception date for Class C was 6/30/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) World Value Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region. You cannot invest in an index.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the MSCI World Value Index and S&P 500 Index are calculated from the Class A Share inception date, 4/1/97.

SEMIANNUAL REPORT

[GRAPHIC]

Growth & Income Fund

[PHOTO]

JOHN L. WALLACE

Fund Philosophy

The Growth & Income Fund seeks to achieve long-term total return by investing primarily in small- and mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.
--------------------------------------------------------------------------------
                                        Q & A



Q.   HOW DID THE GROWTH & INCOME FUND PERFORM DURING THE FIRST HALF OF 1998?

A. The first half of 1998 was a generally positive period for the Growth & Income Fund, with the exception of May and June. Bolstered by positive economic conditions--especially low inflation, stable interest rates and strong consumer spending--the stock market rallied for much of the first quarter and into the second. At the beginning of the year, investors seemed less pessimistic than they were in late 1997 about Asia's economic problems and their potential impact on U.S. corporate earnings. In fact, many companies reported solid results for the fourth quarter of 1997 and the first quarter of 1998, contrary to some dire predictions last year.


Q. WHAT STOCKS OR SECTORS CONTRIBUTED THE MOST TO THE FUND'S FIRST-HALF PERFORMANCE?

A. Among the Fund's strongest performers during the first half were our cable television stocks, which benefited from increased merger-and-acquisition activity and other trends. In June, AT&T announced that it planned to acquire Tele-Communications, Inc., one of the industry's bellwethers. The proposed deal fueled TCI's shares and many other cable stocks. Our retail holdings also profited from robust consumer spending during the first half.

Q.   WERE THERE ANY DISAPPOINTMENTS?

A. Recently, we've seen increased volatility in the stock market. Investors have become more uncertain about the direction of the U.S. economy and corporate earnings. Asia's financial crisis has also come back to the fore, as Japan has officially gone into recession. Both trends have driven investors away from smaller-cap stocks and into blue chips for their perceived stability, even though most small-cap companies have less direct exposure to Asia's problems. For us, that means opportunity. By our estimations, many small- to mid-cap shares offer more attractive growth prospects and valuations than large-caps. As a result, we've been viewing their weakness as a buying opportunity.


Q.   WHAT'S YOUR STRATEGY AND OUTLOOK FOR THE SECOND HALF OF 1998?

A. Although we expect to continue focusing on small- and mid-cap stocks, over the past few months we have been adding some larger companies to the portfolio. The market could become more volatile in the months ahead, and we think investors may continue to turn toward corporations such as General Electric (0.86% of the portfolio as of 6/30/98), Ford Motor (1.39%) and Monsanto (0.74%) for stability. We believe that this tactic is a prudent step in the current environment. Our goal is to provide our shareholders with long-term total return while managing risk appropriately.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSET ALLOCATION (AS OF 6/30/98)



[CHART]
Convertible Bonds/Preferred Stocks                    13.50%
Media                                                  9.50%
Computer Software & Services                           9.30%
Telecom / Communications Equipment & Services          7.30%
Financial Services / Banks / REIT's                    7.10%
Healthcare/Medical                                     6.00%
Energy / Energy Services                               4.90%
Consumer/Specialty Retail                              4.30%
Insurance / Investment Management                      4.10%
Food Retail / Wholesale                                4.00%
Transportation/Shipping                                3.60%
Manufacturing                                          3.40%
Specialty Chemicals                                    3.10%
Clothing / Retail                                      3.00%
Data Processing Services                               2.60%
Hospitals                                              2.30%
Utilities / Electric                                   2.30%
Aerospace                                              1.50%
Automobiles & Other Motor Vehicles                     1.40%
Home Building                                          1.30%
Textiles                                               1.30%
Environmental Services                                 1.20%
Network Systems / Semiconductors                       1.20%
Business Services                                      0.80%
Short Positions                                        0.60%
Cash & Cash Equivalents                                0.00%
Other & Other Liabilities, Net                         0.40%
Total                                                 100.0%



TOP TEN HOLDINGS (AS OF  6/30/98)

Trans World Airlines, Inc. .....................       3.29%
MediaOne Group, Inc. ...........................       2.08%
FileNet Corporation.............................       1.80%
Sabratek Corporation............................       1.70%
American General Corporation....................       1.61%
Simpson Manufacturing Company, Inc. ............       1.60%
Tele-Communications, Inc. ......................       1.60%
Compuware Corporation...........................       1.55%
Alliant Techsystems, Inc. ......................       1.49%
Sunrise Assisted Living, Inc. ..................       1.47%



RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON
     7/12/95)

[GRAPH]

          The Growth & Income Fund       Russell Midcap Growth Index(4)
7/12/95   $                 10,000       $                       10,000
   9/95   $                 10,760       $                       10,519
  12/95   $                 11,240       $                       10,718
   3/96   $                 12,200       $                       11,409
   6/96   $                 13,330       $                       11,835
   9/96   $                 13,340       $                       12,237
  12/96   $                 13,956       $                       12,591
   3/97   $                 13,526       $                       12,132
   6/97   $                 15,216       $                       13,917
   9/97   $                 17,850       $                       15,865
  12/97   $                 17,082       $                       15,429
   3/98   $                 19,103       $                       17,270
   6/98   $                 18,396       $                       17,260



PERFORMANCE UPDATE (AS OF 6/30/98)

                                                                                          AVERAGE
                                                                  TOTAL RETURN      ANNUAL RETURN
                                   YEAR TO DATE        ONE-YEAR          SINCE              SINCE
                                   TOTAL RETURN    TOTAL RETURN    INCEPTION(6)       INCEPTION(6)
--------------------------------------------------------------------------------------------------
Growth & Income Fund Class A(1)           7.69%          20.89%         83.96%              22.78%
Growth & Income Fund Class C(2,3)         5.96%          17.99%         27.53%              23.72%
Russell Midcap Growth Index(4)           11.87%          24.02%         72.60%              20.17%
S&P 500 Index(5)                         17.63%          30.13%        114.45%              29.29%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 7/12/95.

(2)  Inception date for Class C was 5/9/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell Midcap Growth Index measures the performance of the 800 smallest companies with higher price-to-book ratios and higher forecasted growth values in the Russell 1000 Index. These 800 companies represent approximately 35% of the market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $2.9 billion. You cannot invest in an index itself.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell Midcap Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 7/12/95.

SEMIANNUAL REPORT

[GRAPHIC]

The Information Age Fund-TM-

[PHOTO]

RONALD E. ELIJAH

Fund Philosophy

The Information Age Fund-TM- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunities for capital appreciation.

[PHOTO]

RODERICK R. BERRY
--------------------------------------------------------------------------------
                                        Q & A


Q.   HOW DID THE INFORMATION AGE FUND PERFORM DURING THE FIRST HALF OF 1998?

A. The Fund had a very positive first half. It outperformed its benchmark, the PSE Technology Index, as well as the S&P 500 Index.


Q. THE TECHNOLOGY SECTOR HAS RECENTLY COME UNDER SOME PRESSURE. WHAT'S YOUR PERSPECTIVE ON THE VOLATILITY?

A. The NASDAQ market, which is driven largely by the technology sector, peaked on April 22 and remained under pressure through much of May and June. We do not think this sell-off is cause for a great deal of concern. Since 1987 there have been 14 such periods. Despite that, the NASDAQ Composite Index still managed to gain 375.19% from January 1, 1988, through December 31, 1997! Although past performance is naturally no guarantee of future results, we believe that these statistics build a strong case for viewing the recent volatility positively, as a potential buying opportunity. In fact, NASDAQ corrections of greater than 8% have typically been followed by a six-month rally in the technology sector.

     One of the main factors pressuring technology shares has been Asia's financial crisis. As the region's economies have contracted, demand for personal computers and semiconductors there has slowed. As a result, many technology companies had to grapple with inventory buildups during the first half. We expect this to be a relatively short-lived problem. In our opinion, the same can be said of the recent legal challenges brought against Microsoft (2.64% of the Fund as of 6/30/98) and Intel (1.80%); we simply don't believe that they pose a significant threat to their long-term dominance. In the meantime, the technology sell-off has given us a chance to buy into promising companies at what we believe are very attractive prices.


Q.   WHAT'S YOUR OUTLOOK FOR THE SECOND HALF OF 1998?

A. Although our outlook for the technology sector is generally positive, we do believe that the market may become more volatile in the coming months. As a result, we recently increased the Fund's portfolio holdings to roughly 63 from 41 at the end of the first quarter. This diversification should help stabilize the Fund if the market becomes more turbulent.

     For similar reasons, we made some changes to the Fund's sector weightings over the second quarter. Semiconductor manufacturers have dropped to 13% of the portfolio from 18.5% at the end of March, due to price depreciation and some trimming on our part. In addition, the Fund's weighting in semiconductor equipment makers has dropped to 6.4% from 9.8% at the end of the first quarter. We redirected some of this cash to new areas such as Internet commerce (now 7.5% of the portfolio), where we see a lot of potential in companies such as Amazon.com, a rapidly growing online retailer of books. We've also increased the Fund's exposure to tech-related staffing and system integration companies and communications equipment makers. Although we made these changes to help the Fund ride out potential short-term volatility, we feel that long-term trends remain very positive for the technology sector.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

[CHART]


ASSET ALLOCATION (AS OF 6/30/98)
Computer Software & Services                       34.5%
Semiconductors & Components                        13.0%
Communications Equipment & Services                 9.9%
Internet Commerce                                   7.5%
Computer Hardware & Manufacturing                   7.2%
Semiconductor Equipment                             6.4%
Business / Commercial Services                      6.0%
Distribution                                        4.2%
Data Processing Svc / System Integration            3.5%
Medical Services                                    1.4%
Cash & Cash Equivalents                             4.0%
Other & Other Assets Net                            2.4%
Total                                             100.0%



TOP TEN HOLDINGS (AS OF 6/30/98)
Legato Systems, Inc. . . . . . . . . . . . . . . .4.30%
America Online, Inc. . . . . . . . . . . . . . . .4.30%
Network Associates, Inc. . . . . . . . . . . . . .3.68%
SAP AG, ADR. . . . . . . . . . . . . . . . . . . .3.67%
Vitesse Semiconductor Corporation. . . . . . . . .3.19%
WorldCom, Inc. . . . . . . . . . . . . . . . . . .3.06%
Ericsson (L.M.) ADR. . . . . . . . . . . . . . . .2.87%
Gateway 2000, Inc. . . . . . . . . . . . . . . . .2.67%
Microsoft Corporation. . . . . . . . . . . . . . .2.64%
Applied Materials, Inc.. . . . . . . . . . . . . .2.63%


[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON 11/15/95)


           The Information            PSE
Date       Age Fund-TM-               Technology Index(4)
11/15/95   $        10,000            $           10,000
   12/95   $         9,300            $            9,819
    3/96   $         9,340            $            9,790
    6/96   $        10,710            $           10,123
    9/96   $        11,790            $           10,803
   12/96   $        11,785            $           11,786
    3/97   $        10,351            $           11,775
    6/97   $        12,276            $           13,735
    9/97   $        15,982            $           16,360
   12/97   $        12,509            $           14,140
    3/98   $        14,269            $           16,837
    6/98   $        14,958            $           16,834


PERFORMANCE UPDATE (AS OF 6/30/98)


                                                                                    AVERAGE
                                                                TOTAL RETURN  ANNUAL RETURN
                                   YEAR TO DATE       ONE-YEAR         SINCE          SINCE
                                   TOTAL RETURN   TOTAL RETURN  INCEPTION(6)    INCEPTION(6)
--------------------------------------------------------------------------------------------
Information Age Fund Class A(1)         19.58%         21.85%         49.58%         16.58%
Information Age Fund Class C(2),(3)     16.65%           N/A           5.44%           N/A
PSE Technology Index(4)                 19.06%         22.56%         68.34%         21.95%
S&P 500 Index(5)                        17.63%         30.13%        100.59%         30.37%
--------------------------------------------------------------------------------------------


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/15/95.
(2)  Inception date for Class C was 7/11/97.
(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.
(4) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.
(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) is an unmanaged index of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.
(6) The Total and Average Annual Return Since Inception percentages for the PSE Technology Index and S&P 500 Index are calculated from the Class A Share inception date, 11/15/95.

SEMIANNUAL REPORT

[GRAPHIC]

MicroCap Growth Fund

[PHOTO]

DAVID J. EVANS

Fund Philosophy

The Robertson Stephens MicroCap Growth Fund invests in a diversified portfolio of equity securities of companies with market capitalizations of $250 million or less. We seek micro-cap companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.

[PHOTO]

RAINERIO REYES
--------------------------------------------------------------------------------
                                        Q & A


Q.   HOW DID THE MICROCAP GROWTH FUND PERFORM OVER THE FIRST HALF OF 1998?

A. The Fund performed well, despite a difficult environment for small-cap stocks. In fact, it outperformed the Russell 2000 Growth Index, which is dominated by stocks that have a much larger market capitalization than those in our portfolio.


Q. AFTER A STRONG FIRST QUARTER, THE STOCK MARKET LOST MOMENTUM IN MAY AND JUNE. WHAT SPARKED THE VOLATILITY, AND HOW HAVE YOU BEEN REACTING TO IT?

A. Asia's economic problems have continued to make investors uncertain about the economy's direction. As a result, they have been favoring blue chips for their perceived stability. But as we've said several times over the past few months, most small companies are actually less vulnerable to Asia's problems than multinationals. U.S. small companies, especially the micro-caps in which we invest, generally do little or no business with Asia. The silver lining is that small-cap stock valuations are now even more attractive than those of large-caps. By our estimations, small companies also offer significantly greater growth potential. So we've been viewing the downturn as a buying opportunity.


Q.   WHAT HOLDINGS DROVE THE FUND'S PERFORMANCE DURING THE FIRST HALF?

A. Several individual holdings contributed strong gains. In fact, we took profits on a number of holdings, including Star Telecom and Net.B@nk, Inc., the "bank without walls" that is using the Internet to bring low-cost loans and high yields on savings accounts to people throughout the United States.


Q.   IN WHAT AREAS OF THE MARKET ARE YOU SEEING ATTRACTIVE OPPORTUNITIES RIGHT
     NOW?

A. We continue to see a great deal of potential in outsourcing firms, such as Novacare Employee Services (1.99% of the Fund as of 6/30/98). This company provides outsourcing services such as payroll and benefits management for small- to medium-size businesses in the United States. More and more companies are turning to outsourcing firms such as Novacare so that they can focus on their main line of business.

     We also believe that there is opportunity in companies that are consolidating fragmented industries. One of our holdings, Dispatch Management (1.31% of the portfolio), is consolidating local delivery/messenger services in cities across the United States, the United Kingdom and New Zealand. This consolidation is allowing Dispatch Management to create economies of scale and win market share.


Q.   WHAT'S YOUR OUTLOOK AND STRATEGY FOR THE SECOND HALF OF 1998?

A. As always, we will continue to focus on promising companies with market capitalizations of $250 million or less. This arena is still the most inefficient segment of the U.S. market, giving us the opportunity to identify dynamic, undervalued companies before other investors recognize their potential. We believe that the outlook for micro-cap stocks in the coming months will be very positive and we will continue to strive for exceptional long-term results.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS
[CHART]
ASSET ALLOCATION (AS OF 6/30/98)


Consumer/Retail                                   20.80%
Computer Software & Hardware                      14.40%
Commercial Services                               11.40%
Healthcare Services                                6.10%
Restaurants / Lodging                              5.00%
Medical Instruments and Supplies                   4.30%
Semiconductors                                     4.10%
Pharmaceuticals / Biotechnology                    4.00%
Manufacturing                                      4.00%
Data Processing Services                           1.70%
Telecommunications                                 5.10%
Consulting Services                                2.70%
Broadcast / Radio / Television                     2.40%
Miscellaneous                                      2.30%
Financial Services & Insurance                     1.80%
Transportation                                     1.60%
Education and Training                             1.30%
Network Systems                                    1.10%
Cash & Cash Equivalents                            5.20%
Other & Other Liabilities, Net                     0.70%
Total                                             100.0%

TOP TEN HOLDINGS (AS OF  6/30/98)


Medialink Worldwide, Inc.. . . . . . . . . . . . .2.45%
Cornell Corrections, Inc.. . . . . . . . . . . . .2.37%
MedQuist, Inc. . . . . . . . . . . . . . . . . . .2.32%
Transaction Network Services, Inc. . . . . . . . .2.20%
Superior Consultant Holdings Corporation . . . . .2.08%
Novacare Employee Services Corporation . . . . . .1.99%
Execustay Corporation. . . . . . . . . . . . . . .1.89%
U.S. Home & Garden, Inc. . . . . . . . . . . . . .1.79%
INSpire Insurance Solutions, Inc.. . . . . . . . .1.74%
Faroudja, Inc. . . . . . . . . . . . . . . . . . .1.71%

[CHART]
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON 8/15/96)


Date       The Microcap Growth Fund      Russell 2000 Growth Index(4)
8/15/96    $               10,000        $                      10,000
   9/96    $               10,570        $                      10,794
  12/96    $               11,000        $                      10,822
   3/97    $               10,200        $                       9,687
   6/97    $               12,570        $                      11,388
   9/97    $               15,990        $                      13,315
  12/97    $               14,350        $                      12,223
   3/98    $               16,570        $                      13,676
   6/98    $               15,420        $                      12,890


PERFORMANCE UPDATE (AS OF 6/30/98)


                                                                                    AVERAGE
                                                                TOTAL RETURN         RETURN
                                   YEAR TO DATE       ONE-YEAR         SINCE          SINCE
                                   TOTAL RETURN   TOTAL RETURN  INCEPTION(6)    INCEPTION(6)
--------------------------------------------------------------------------------------------
MicroCap Growth Fund Class A(1)         7.46%         22.58%         54.20%         26.00%
MicroCap Growth Fund Class C(2),(3)      5.61%         19.68%         23.55%         22.72%
Russell 2000 Growth Index(4)            5.46%         13.19%         28.90%         14.51%
S&P 500 INDEX(5)                       17.63%         30.13%         76.90%         35.58%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 8/15/96.
(2)  Inception date for Class C was 6/18/97.
(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.
(4) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. It has an average market capitalization of $650 million. Investment results assume reinvestment of dividends. You cannot invest in an index.
(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.
(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 8/15/96.

SEMIANNUAL REPORT

[GRAPHIC]

Partners Fund

[PHOTO]

ANDREW P. PILARA, JR.

Fund Philosophy

The Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a cash flow value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.
--------------------------------------------------------------------------------
                                        Q & A

Q. HOW DID THE PARTNERS FUND PERFORM DURING THE FIRST HALF OF 1998? HOW DOES THIS FIT WITH THE FUND'S LONGER-TERM TREND?

A. Although the Fund's short-term performance has been below our 15% annualized objective, it has exceeded that goal since inception. As in any relationship, it is important that we (shareholders) have similar expectations. Our Fund is not, and will not be, structured to be number one in the yearly mutual fund performance race. The risks are too high.


Q.   IN WHAT AREAS OF THE MARKET ARE YOU FINDING ATTRACTIVE OPPORTUNITIES?

A. It is becoming increasingly difficult to find companies that generate returns above their cost of capital where this is not already recognized in the company's stock price. There are a few sectors of the market where we still see opportunities, however. One area continues to be energy and in particular natural gas companies. One of our energy investments, Canadian Conquest (1.94% of the Fund as of 6/30/98), is beginning to build a presence in the Canadian oil and gas industry. Capital expenditures in 1998 are expected to be more than half of the company's current market capitalization. The Chairman of the Board has a solid record in acquiring Canadian energy companies. A new CEO (whom we know from an earlier portfolio investment) and new operating and exploration managers bring together one of the best small-cap management teams. We believe we are getting this team at a value price... below net asset value.


Q.   WHAT OTHER CHARACTERISTICS MAKE A COMPANY ESPECIALLY ATTRACTIVE TO YOU?

A. We are constantly looking for good business opportunities, with management teams that rationally deploy capital, that we can buy at a reasonable price. A company that meets our criteria is Fresh Del Monte (5.05%). In December 1996, new management took over the company. They have had success running a private agricultural concern. In the past 18 months, the new team has produced a significant turnaround in the company's financial and strategic performance. When a CEO says that he sees every check written, we take comfort that financial controls are in place. The company is number one in pineapple sales and number three in banana sales. It is our expectation that this management will build a large, diversified food company... and they have the cash flow to support their growth initiatives.


Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD? WILL YOU BE CHANGING YOUR STRATEGY IN ANY WAY?

A. We don't have any intention of altering our strategy. We will continue to use our cash flow models and company visits to search for small-cap opportunities. Taking the advice of Peter Lynch, we will try to turn over as many rocks as possible.

                                                                         7/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS
[CHART]

ASSET ALLOCATION (AS OF 6/30/98)
Energy                                            16.00%
Financial Services / Closed-End Funds             11.20%
Food                                               9.00%
Energy Services                                    8.30%
Manufacturing                                      7.80%
Insurance                                          6.40%
Transportation Equipment & Services                6.30%
Construction/Infrastructure                        6.20%
Real Estate                                        6.10%
Aluminum                                           5.40%
Utilities                                          4.10%
Retail                                             2.80%
Consumer/ Business Services                        2.50%
Distribution                                       2.00%
Paper & Forest                                     1.70%
Holding Companies                                  1.00%
Miscellaneous                                      0.90%
Preferred Stock                                    0.70%
Cash & Cash Equivalents                            0.00%
Other & Other Assets, Net                          1.60%
Total                                            100.00%


TOP TEN HOLDINGS (AS OF  6/30/98)
MAXXAM, Inc. . . . . . . . . . . . . . . . . . . .5.41%
Fresh Del Monte Produce, Inc.. . . . . . . . . . .5.05%
Midas, Inc.. . . . . . . . . . . . . . . . . . . .4.10%
Aquila Gas Pipeline Corporation. . . . . . . . . .4.08%
Imperial Credit Commercial Mortgage
 Investment Corp.. . . . . . . . . . . . . . . . .4.08%
Kamps AG . . . . . . . . . . . . . . . . . . . . .3.95%
Canadian Hotel Income Properties REIT. . . . . . .3.90%
Banca Popolare di Intra. . . . . . . . . . . . . .3.18%
Petsec Energy, Ltd., ADR . . . . . . . . . . . . .2.98%
The T. Eaton Company Limited . . . . . . . . . . .2.80%

[CHART]

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON 7/12/95)


Date       The Partners Fund           Russell 2000 Value Index (4)
7/12/95    $          10,000           $                 10,000
   9/95    $          10,190           $                 10,532
  12/95    $          10,390           $                 10,839
   3/96    $          12,300           $                 11,314
   6/96    $          13,640           $                 11,777
   9/96    $          14,070           $                 11,952
  12/96    $          14,873           $                 13,155
   3/97    $          14,975           $                 13,122
   6/97    $          16,177           $                 15,103
   9/97    $          18,173           $                 17,049
  12/97    $          17,561           $                 17,336
   3/98    $          18,999           $                 18,784
   6/98    $          17,146           $                 18,105


PERFORMANCE UPDATE (AS OF 6/30/98)


                                                                                    AVERAGE
                                                                TOTAL RETURN  ANNUAL RETURN
                                   YEAR TO DATE       ONE-YEAR         SINCE          SINCE
                                   TOTAL RETURN   TOTAL RETURN  INCEPTION(6)    INCEPTION(6)
--------------------------------------------------------------------------------------------
Partners Fund Class A(1)               -2.37%          5.99%         71.46%         19.91%
Partners Fund Class C(2)(3)            -4.14%          3.39%         13.26%         10.83%
Russell 2000 Value Index(4)             4.44%         19.88%         81.05%         22.13%
S&P 500 Index(5)                       17.63%         30.13%        114.45%         29.29%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 7/12/95.
(2)  Inception date for Class C was 4/14/97.
(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.
(4) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.
(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.
(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Value Index and S&P 500 Index are calculated from the Class A Share inception date, 7/12/95.

SEMIANNUAL REPORT

[GRAPHIC]

Value + Growth Fund

[PHOTO]

RONALD E. ELIJAH

Fund Philosophy

The Robertson Stephens Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.
--------------------------------------------------------------------------------
                                        Q & A


Q.   HOW DID THE VALUE + GROWTH FUND PERFORM OVER THE FIRST HALF OF 1998?

A.   The first half was very positive for the Fund, which out-performed the S&P
     500. Many of the same market trends we saw in late 1997 carried over into the first six months of 1998. After a brief respite, Asia's economic woes became front-page news again, driving investors toward the perceived stability of blue chip companies. As a result, large-cap stocks generally outperformed small-cap shares. That trend continued to benefit our portfolio nicely.


Q. AFTER A STRONG FIRST QUARTER, MANY TECHNOLOGY STOCKS LOST GROUND IN MAY AND EARLY JUNE. WHAT FACTORS HAVE CREATED THE VOLATILITY, AND HOW HAVE YOU BEEN REACTING TO IT?

A. Investors have largely been concerned about slowing demand for personal computers and semiconductors in Asia. Several technology companies were challenged by inventory reductions at many of their customers over the first six months of 1998. We believe that most of this burdensome inventory was depleted by the end of the June, however. Inventory cycles are typical of the technology industry. We believe that with several new products coming to market in the last half of 1998, the technology sector is ready to surge--just as it did in the last half of 1996.

     We don't believe that the recent volatility is cause for alarm. In fact, since the crash of 1987 there have been at least 14 periods in which the NASDAQ Composite Index (a growth stock index) has declined 8% or more from its high. We believe we have just concluded our fifteenth NASDAQ correction, which started in April and ended in June. Despite these downturns, the NASDAQ has still managed to post tremendous gains in the 1990s.


Q. YOU'VE SAID IN THE PAST THAT YOU ARE A THEMATIC INVESTOR. WHAT TRENDS DO YOU THINK ARE CREATING THE GREATEST OPPORTUNITIES FOR INVESTORS?

A. We believe that by far the most important social trend is the aging of the Baby Boomers. This trend should increase demand for many goods and services well into the 21st century. Americans in the 45-to-54 age range, now the fastest-growing segment of the U.S. population, are in their peak income and discretionary spending period, which should bode well for the retail sector for the next several years. We also think that aging boomers will place increasing emphasis on high-quality entertainment from companies such as Time Warner (2.08% of the Fund as of 6/30/98) and Comcast (1.10%). Financial services companies such as Merrill Lynch (3.98%) should also benefit as baby boomers save for retirement and college education for their children. Finally, the healthcare industry stands to be the most direct beneficiary of an aging U.S. population. Stocks in all four of these areas--healthcare, retailing, entertainment and financial services--collectively make up the bulk of our portfolio's assets.


Q.   WHAT ARE YOUR EXPECTATIONS FOR THE SECOND HALF OF 1998?

A. We have a very positive outlook for the stock market in the months ahead. Assuming that the current trends of low inflation and interest rates remain in place, the macroeconomic environment should remain favorable for equities. We will continue to seek reasonably valued growth companies that we think are in the best position to profit from the investment trends we see, particularly the aging of the Baby Boomers. We remain committed to our goal of delivering superior long-term returns to shareholders.

                                                                         7/31/98
--------------------------------------------------------------------------------
Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

ROBERTSON STEPHENS MUTUAL FUNDS

[CHART]


ASSET ALLOCATION (AS OF 6/30/98)
Consumer & Specialty Retail                       22.70%
Pharmaceuticals                                   12.40%
Financial Services                                11.70%
Semiconductors                                     9.40%
Health Maintenance Organizations                   8.60%
Investment Management                              8.00%
Media                                              5.50%
Computer Software                                  5.40%
Computer Hardware & Components                     4.60%
Manufacturing                                      3.30%
Hospitals                                          3.10%
Commercial Services                                2.90%
Communications Equipment                           2.30%
Cash & Cash Equivalents                            0.00%
Other & Other Liabilities, Net                      0.1%
Total                                            100.00%


TOP TEN HOLDINGS (AS OF  6/30/98)
Merrill Lynch & Co, Inc. . . . . . . . . . . . . .3.98%
Intel Corporation. . . . . . . . . . . . . . . . .3.83%
HBO & Company. . . . . . . . . . . . . . . . . . .3.77%
Microsoft Corporation. . . . . . . . . . . . . . .3.66%
Merck & Company, Inc.. . . . . . . . . . . . . . .3.55%
General Electric Company . . . . . . . . . . . . .3.32%
McKesson Corporation . . . . . . . . . . . . . . .3.29%
Texas Instruments, Inc.. . . . . . . . . . . . . .3.15%
The Gap, Inc.. . . . . . . . . . . . . . . . . . .3.12%
H.F. Ahmanson & Company. . . . . . . . . . . . . .3.08%

[CHART]

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES (IF INVESTED ON 5/12/92)

Date        The Value+ Growth Fund           Russell 1000 Growth Index (4)
5/12/92     $               10,000           $                 10,000
   6/92     $                9,801           $                  9,766
   9/92     $               10,099           $                 10,193
  12/92     $               11,004           $                 10,903
   3/93     $               11,933           $                 10,810
   6/93     $               11,943           $                 10,643
   9/93     $               12,843           $                 10,801
  12/93     $               13,378           $                 11,217
   3/94     $               13,890           $                 10,722
   6/94     $               13,276           $                 10,611
   9/94     $               15,560           $                 11,428
  12/94     $               16,469           $                 11,511
   3/95     $               18,927           $                 12,607
   6/95     $               23,086           $                 13,845
   9/95     $               27,536           $                 15,102
  12/95     $               23,501           $                 15,790
   3/96     $               22,651           $                 16,638
   6/96     $               23,429           $                 17,696
   9/96     $               24,964           $                 18,334
  12/96     $               26,819           $                 19,441
   3/97     $               26,198           $                 19,545
   6/97     $               30,483           $                 23,242
   9/97     $               35,511           $                 24,989
  12/97     $               30,523           $                 25,368
   3/98     $               34,486           $                 29,212
   6/98     $               36,066           $                 30,538

PERFORMANCE UPDATE (AS OF 6/30/98)


                                                                   FIVE-YEAR                         AVERAGE
                                                                     AVERAGE   TOTAL RETURN    ANNUAL RETURN
                                   YEAR TO DATE       ONE-YEAR        ANNUAL          SINCE            SINCE
                                   TOTAL RETURN   TOTAL RETURN        RETURN      INCEPTION(6)     INCEPTION(6)
-------------------------------------------------------------------------------------------------------------
Value + Growth Class A(1)              18.16%         18.32%         24.74%        260.66%           23.25%
Value + Growth Class C(2)(3)           16.36%         15.68%            N/A         14.58%           13.30%
Russell 1000 Growth Index(4)           20.38%         31.39%         23.47%        205.38%           19.95%
S&P 500 Index(5)                       17.63%         30.13%         23.05%        215.61%           20.60%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Numbers are unaudited.
--------------------------------------------------------------------------------

(1)  Inception date for Class A was 5/12/92.
(2)  Inception date for Class C was 5/28/97.
(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.
(4) The Russell 1000 Growth Index is a market capitalization-weighted index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation. It has an average market capitalization of $10.93 billion. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.
(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) is an unmanaged index of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.
(6) The Total and Average Annual Return Since Inception percentages for the Russell 1000 Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 5/12/92.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)             SHARES               VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------------
ALUMINUM - 1.9%
MAXXAM, Inc.                                                        90,300       $   5,124,525
----------------------------------------------------------------------------------------------
                                                                                     5,124,525
----------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 14.3%
Royal Group Technologies, Ltd.                      CAD          1,369,500          39,574,197
----------------------------------------------------------------------------------------------
                                                                                    39,574,197
----------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 2.4%
Indochina Goldfields, Ltd.                          CAD          4,486,940           4,728,715
Indochina Goldfields, Ltd., 144A(7)                 CAD          1,700,000           1,791,603
----------------------------------------------------------------------------------------------
                                                                                     6,520,318
----------------------------------------------------------------------------------------------
DIAMOND MINING - 4.7%
Diamond Fields International Note(4)                CAD          6,687,600           1,364,120
DiamondWorks, Ltd.                                  CAD         12,197,485          11,527,795
----------------------------------------------------------------------------------------------
                                                                                    12,891,915
----------------------------------------------------------------------------------------------
ENERGY - 7.4%
Abacan Resource Corporation                         CAD          1,000,000             619,860
Anderson Exploration, Ltd.                          CAD            250,000           2,889,682
Anzoil N.L.                                         AUD          3,577,471             486,786
Beau Canada Exploration, Ltd.                       CAD            700,000             832,908
Black Sea Energy, Ltd.                              CAD          2,807,880           1,050,032
Black Sea Energy, Ltd., 144A(7)                     CAD          2,772,000           1,036,614
Eurogas Corporation, 144A(7)                        CAD          5,762,400           2,468,341
Occidental Petroleum Corporation                                   100,000           2,700,000
Petroleum Securities Australia, Ltd.                AUD            226,000             740,839
Petroleum Securities Australia, Ltd., ADR(3)                       195,100           3,158,181
Pioneer Natural Resources Company                                  100,000           2,387,500
Vastar Resources, Inc.(1)                                           50,000           2,184,375
----------------------------------------------------------------------------------------------
                                                                                    20,555,118
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.6%
Dundee Bancorp, Inc., Class A                       CAD          1,113,600          17,604,080
U.S. Global Investors, Inc., Class A                               279,860             559,720
----------------------------------------------------------------------------------------------
                                                                                    18,163,800
----------------------------------------------------------------------------------------------
GOLD MINING - 18.2%
BKG Resources plc                                   GBP          3,948,232             526,757
Chase Resources Corporation                         CAD            403,950              21,972
Consolidated African Mines, Ltd.                    SAR         36,589,644           8,013,691
El Callao Mining Corporation                        CAD            450,000             122,387
Emperor Mines, Ltd.                                 AUD          4,317,979           1,228,508
Etruscan Resources, Ltd.                            CAD          3,351,300           8,955,029
Euro-Nevada Mining Corporation(1)                   CAD             25,000             340,813
First Dynasty Mines, Ltd.                           CAD          2,324,550             410,935
First Dynasty Mines, Ltd., 144A(7)                  CAD          1,760,000             311,134
Golden Star Resources, Ltd.                         CAD          2,000,000           4,147,544
Guyanor Resources, S.A., Class B                    CAD            602,600             737,501
Harmony Gold Mining Company, Ltd., ADR(3)                          844,000           3,428,750
MK Gold Company                                                    739,600             693,375
New East Daggafontein Mines, Ltd.                   SAR            145,400             117,258
Newmont Mining Corporation(1)                                      100,000           2,362,500
Normandy Mining, Ltd.                               AUD         10,343,750           8,444,844
Queenstake Resources, Ltd.                          CAD          1,001,000             210,988
Randgold and Exploration Company, Ltd.              SAR            664,700             507,835
Randgold Resources, Ltd., GDR(3)                                   894,656       $   4,808,776
Vengold, Inc.                                       CAD          4,648,200           4,709,038
----------------------------------------------------------------------------------------------
                                                                                    50,099,636
----------------------------------------------------------------------------------------------
MEDIA & TELECOMMUNICATION SERVICES - 16.5%
CD Radio, Inc.                                                     635,000          24,447,500
Central European Media Enterprises, Ltd., Class A                  150,000           3,243,750
Metromedia International Group, Inc.                             1,494,400          17,839,400
----------------------------------------------------------------------------------------------
                                                                                    45,530,650
----------------------------------------------------------------------------------------------
NICKEL MINING - 8.6%
Inco, Ltd., VBN Shares(1)                           CAD          3,386,550          23,831,917
----------------------------------------------------------------------------------------------
                                                                                    23,831,917
----------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.4%
African Minerals Ltd., 144A, Restricted(4),(5),(7)               2,366,667           1,183,334
----------------------------------------------------------------------------------------------
                                                                                     1,183,334
----------------------------------------------------------------------------------------------
REAL ESTATE - 1.5%
Atlantic Gulf Communities Corporation                              638,130           1,316,143
Avatar Holdings, Inc.                                              104,000           2,899,000
----------------------------------------------------------------------------------------------
                                                                                     4,215,143
----------------------------------------------------------------------------------------------
TEXTILES - 0.1%
PT Apac Centertex Corporation, Foreign(1),(8)       IDR         17,668,000             249,720
----------------------------------------------------------------------------------------------
                                                                                       249,720
----------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.4%
China Yuchai International, Ltd.                                 1,536,725           3,937,858
----------------------------------------------------------------------------------------------
                                                                                     3,937,858
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 84.0% (Cost $387,601,374)                                    231,878,131
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
----------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B                    206,778           1,628,377
----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.6% (Cost $2,049,780)                          1,628,377

SEMIANNUAL REPORT
----------------------------------------------------------------------------------------------


                                                                       PAR               VALUE
----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
----------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.,
   7.00%, Due 10/3/01(1)                                         2,750,000           1,430,000
----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.5% (Cost $2,750,000)                                     1,430,000


                                   FOREIGN CURRENCY(2)            WARRANTS               VALUE
----------------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
   Warrants, Strike $5.75, Expire 6/23/04(6)                       413,556             206,778
DiamondWorks, Ltd., Warrants, Strike
   CAD 1.65, Expire 7/15/98(4),(6)                  CAD            848,485              21,894
Etruscan Resources, Ltd., Warrants,
   Strike CAD 8.475, Expire 4/23/99(4),(6)          CAD            722,150              88,866
PT Apac Centertex Corporation, Warrants,
   Strike IDR 1,000, Expire 7/14/01(6)              IDR          2,700,000               5,724
Vengold, Inc., Warrants, Strike $1.30,
   Expire 6/30/00(6)                                CAD          1,286,000             244,827
----------------------------------------------------------------------------------------------
 TOTAL WARRANTS - 0.2% (Cost $1,726,588)                                               568,089



                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)          CONTRACTS               VALUE
----------------------------------------------------------------------------------------------
OPTIONS
-----------------------------------------------------------------------------------------------
Harmony Gold  Mining Company, Ltd.,
   Options, Strike SAR 6,000, Expire 7/31/01(6)     SAR              9,900       $       7,732
Normandy Mining, Ltd., Options,
   Strike AUD 2.50, Expire 4/30/01(6)               AUD          1,673,426             129,377
----------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.1% (Cost $43,533)                                                    137,109

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 85.4% (Cost $394,171,275)                                      235,641,706
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------------
U.S. Treasury Bill, 4.95%, due 8/13/98, $32,000,000 par value                       31,810,800
----------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND
   CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 11.5%                                 31,810,800

----------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 18.6%                           66,876,379
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - 10.6% (Proceeds $44,504,718)                                29,384,054
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (15.5)%                                                   (87,766,244)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                         $275,946,695
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT  -- THE CONTRARIAN FUND-TM-



JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)             SHARES               VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.1%
Centocor, Inc.                                                       5,300       $     192,125
----------------------------------------------------------------------------------------------
                                                                                       192,125
----------------------------------------------------------------------------------------------
COMPUTER GRAPHICS - 0.3%
ATI Technologies, Inc.                              CAD             72,400             950,073
----------------------------------------------------------------------------------------------
                                                                                       950,073
----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.1%
Iomega Corporation                                                  41,600             244,400
----------------------------------------------------------------------------------------------
                                                                                       244,400
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.2%
Activision, Inc.                                                   103,400           1,066,313
Avant! Corporation                                                  16,500             408,375
Baan Company, N.V.                                                  34,700           1,240,525
Imnet Systems, Inc.                                                 34,220             457,693
----------------------------------------------------------------------------------------------
                                                                                     3,172,906
----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.2%
French Fragrances, Inc.                                             22,800             356,250
The North Face, Inc.                                                23,200             556,800
West Marine, Inc.                                                  132,200           2,379,600
----------------------------------------------------------------------------------------------
                                                                                     3,292,650
----------------------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - 1.2%
Sensormatic Electronics Corporation                                235,600           3,298,400
----------------------------------------------------------------------------------------------
                                                                                     3,298,400
----------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM INTEGRATION - 0.1%
Intelligroup, Inc.                                                  16,700             296,425
----------------------------------------------------------------------------------------------
                                                                                       296,425
----------------------------------------------------------------------------------------------
ELECTRONICS - 0.1%
Lernout and Hauspie Speech Products                                  3,300             196,969
Zenith Electronics Corporation                                     226,000              67,094
----------------------------------------------------------------------------------------------
                                                                                       264,063
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.8%
Delta Financial Corporation                                        390,638           7,177,973
Sirrom Capital Corporation                                          16,100             418,600
----------------------------------------------------------------------------------------------
                                                                                     7,596,573

----------------------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL - 1.4%
Zoltek Companies, Inc.                                             191,500           3,853,937
----------------------------------------------------------------------------------------------
                                                                                     3,853,937
----------------------------------------------------------------------------------------------

MEDICAL INSTRUMENTS & DEVICES - 0.0%
Perclose, Inc.                                                       3,700             104,525
----------------------------------------------------------------------------------------------
                                                                                       104,525
----------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 0.8%
Enzo Biochem, Inc.                                                 182,185           2,436,724
----------------------------------------------------------------------------------------------
                                                                                     2,436,724
----------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE - 1.1%
Rexall Sundown, Inc.                                                87,200           3,073,800
----------------------------------------------------------------------------------------------
                                                                                     3,073,800
----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                           SHARES               VALUE
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.2%
InteliData Technologies Corporation                                159,100       $     154,128
Tel-Save Holdings, Inc.                                             23,000             339,250
Transcrypt International, Inc.                                      33,800             114,075
----------------------------------------------------------------------------------------------
                                                                                       607,453
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 10.6% (Proceeds $51,332,530)                       $  29,384,054
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE DEVELOPING COUNTRIES FUND




JUNE 30, 1998 (UNAUDITED)                                           SHARES               VALUE
----------------------------------------------------------------------------------------------

COMMON STOCKS
----------------------------------------------------------------------------------------------
ARGENTINA - 2.9%
Cresud Sacifya                                                     144,730       $     231,601
Inversiones y Representaciones, S.A.(1)                             50,000             147,021
----------------------------------------------------------------------------------------------
                                                                                       378,622
----------------------------------------------------------------------------------------------
CHINA - 2.0%
Wuxi Little Swan Company, Ltd., Class B(1)                         300,000             266,758
----------------------------------------------------------------------------------------------
                                                                                       266,758
----------------------------------------------------------------------------------------------
CZECH REPUBLIC - 5.3%
SPT Telecom, A.S.                                                   50,000             691,103
----------------------------------------------------------------------------------------------
                                                                                       691,103
----------------------------------------------------------------------------------------------
EGYPT- 3.6%
Al-Ahram Beverages Company S.A.E., GDR(1),(3)                       15,000             477,000
----------------------------------------------------------------------------------------------
                                                                                       477,000
----------------------------------------------------------------------------------------------
ISRAEL - 2.3%
Blue Square Israel, Ltd., ADR(1),(3)                                20,000             308,750
----------------------------------------------------------------------------------------------
                                                                                       308,750
----------------------------------------------------------------------------------------------
KOREA - 2.1%
LG Semiconductor Company                                            35,000             272,760
----------------------------------------------------------------------------------------------
                                                                                       272,760
----------------------------------------------------------------------------------------------
MALAYSIA - 2.3%
Golden Hope Plantations Berhad(1)                                  150,000             137,432
Kuala Lumpur Kepong Berhad(1)                                      100,000             161,543
----------------------------------------------------------------------------------------------
                                                                                       298,975
----------------------------------------------------------------------------------------------
MEXICO - 11.6%
Acer Computech Latino America, ADR(3)                               20,000              57,500
Cifra S.A. de C.V., Class V, ADR(1),(3)                             33,498             489,908
Desc, S.A. de C.V., ADR(1),(3)                                      25,000             496,875
TV Azteca, S.A. de C.V., ADR(1),(3)                                 30,000             324,375
Vitro Sociedad Anonima, ADR(1),(3)                                  24,000             153,000
----------------------------------------------------------------------------------------------
                                                                                     1,521,658
----------------------------------------------------------------------------------------------
PHILIPPINES - 3.7%
Ionics Circuits, Inc.(1)                                         1,528,200             485,579
----------------------------------------------------------------------------------------------
                                                                                       485,579
----------------------------------------------------------------------------------------------
ROMANIA - 4.9%
Romanian Investment Fund                                               790             641,875
----------------------------------------------------------------------------------------------
                                                                                       641,875
----------------------------------------------------------------------------------------------
RUSSIA - 2.4%
Black Sea Energy, Ltd., 144A(7)                                     40,320              15,078
Mosenergo,144A, ADR(1),(3),(7)                                      60,000             307,500
----------------------------------------------------------------------------------------------
                                                                                       322,578
----------------------------------------------------------------------------------------------
SOUTH AFRICA - 4.2%
Consolidated African Mines, Ltd.(1)                              2,500,052             547,550
----------------------------------------------------------------------------------------------
                                                                                       547,550
----------------------------------------------------------------------------------------------
THAILAND - 5.9%
Bangkok Bank Public Company, Ltd., Foreign(1),(8)                  250,000             307,329
Siam Commercial Bank Public Company, Ltd.,
   Foreign(1),(8)                                                  340,000             108,511
Thai Farmers Bank Public Company, Ltd.,
   Foreign(1),(8)                                                  400,000             352,246
----------------------------------------------------------------------------------------------
                                                                                       768,086
----------------------------------------------------------------------------------------------
TURKEY - 4.8%
Eczacibasi Ilac Sanayi ve Ticaret, A.S.                         12,101,000       $     623,958
----------------------------------------------------------------------------------------------
                                                                                       623,958
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS- 58.0% (Cost: $13,303,101)                                       7,605,252
----------------------------------------------------------------------------------------------


                                                                  WARRANTS               VALUE
----------------------------------------------------------------------------------------------
WARRANTS
----------------------------------------------------------------------------------------------
Anooraq Resources Corporation, Warrants,
   Strike CAD2.38, Expire 10/10/98(2),(4),(6)                       65,000                 114
Etruscan Enterprises, Ltd., Warrants,
   Strike CAD8.475, Expire 4/23/99(2),(4),(6)                       51,310               6,314
----------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (Cost: $125,765)                                                   6,428
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 58.1% (Cost: $13,428,866)                                        7,611,680
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
----------------------------------------------------------------------------------------------
Cash                                                                                       891
U.S. Treasury Bill 4.50%, due 7/2/98, $2,500,000 par value                           2,499,687
Repurchase Agreement                                                                 3,108,000
   State Street Bank and Trust Company, 5.30%,
   Dated 6/30/98, due 7/1/98, Maturity Value
   $3,108,458 (Collateralized by $2,230,000
   par value U.S. Treasury Note, 12.75%, due 11/15/10)
----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 42.8%                                              5,608,578

----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.9)%                                                       (119,621)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                        $  13,100,637
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT



--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE DIVERSIFIED GROWTH FUND


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)             SHARES               VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------------
AIRLINES - 2.9%
ASA Holdings, Inc.(1)                                               25,000       $   1,240,625
SkyWest, Inc.(1)                                                    35,000             980,000
----------------------------------------------------------------------------------------------
                                                                                     2,220,625
----------------------------------------------------------------------------------------------
BANKS - 5.5%
East-West Bank, Restricted(4),(5)                                  150,000           1,500,000
Golden State Bancorp, Inc.                                          27,500             818,125
Independence Community Bank Corporation                             50,000             850,000
Richmond County Financial Corporation (1)                           55,000           1,027,812
----------------------------------------------------------------------------------------------
                                                                                     4,195,937
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.0%
Intercardia, Inc.                                                   28,000             280,000
Millennium Pharmaceuticals, Inc.                                    55,000             776,875
Molecular Biosystems, Inc.                                          60,000             431,250
----------------------------------------------------------------------------------------------
                                                                                     1,488,125
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 4.3%
Cendant Corporation                                                 40,000             835,000
Franchise Mortgage Acceptance Company                               40,000           1,042,500
Gartner Group, Inc., Class A                                        25,000             875,000
Thomas Group, Inc.                                                  35,000             371,875
U-Ship, Inc., 144A, Restricted (1),(4),(5)                         127,586             127,586
----------------------------------------------------------------------------------------------
                                                                                     3,251,961
----------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 4.4%
Chico's Fas, Inc.                                                   45,000             697,500
Signet Group plc, ADR(3)                                            45,000             959,062
The Dress Barn, Inc.                                                35,000             870,625
The Finish Line, Inc., Class A                                      30,000             843,750
----------------------------------------------------------------------------------------------
                                                                                     3,370,937
----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.3%
CellNet Data Systems, Inc.                                          90,000             871,875
Condor Technology Solutions, Inc.                                   60,000             885,000
----------------------------------------------------------------------------------------------
                                                                                     1,756,875
----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.5%
Telxon Corporation(1)                                               35,000           1,133,125
----------------------------------------------------------------------------------------------
                                                                                     1,133,125
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.9%
Egghead.com, Inc.                                                  190,000           1,603,125
Electronics for Imaging, Inc.                                       40,000             845,000
Macromedia, Inc.                                                    65,000           1,214,687
MicroStrategy, Inc.                                                 60,000           1,695,000
System Software Associates, Inc.                                    90,000             641,250
Visio Corporation                                                   20,000             955,000
Xylan Corporation                                                   45,000           1,341,563
----------------------------------------------------------------------------------------------
                                                                                     8,295,625
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 5.6%
Business Objects SA, ADR(3)                                         50,000             843,750
Concord Communications, Inc.                                        60,000           1,533,750
FileNET Corporation                                                 55,000           1,588,125
InfoNow Corporation                                                277,215             329,193
----------------------------------------------------------------------------------------------
                                                                                     4,294,818
----------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.2%
Lumen Technologies, Inc.                                           100,000       $     887,500
----------------------------------------------------------------------------------------------
                                                                                       887,500
----------------------------------------------------------------------------------------------
CONSUMER GOODS - 1.2%
Oakley, Inc.                                                        67,500             902,813
----------------------------------------------------------------------------------------------
                                                                                       902,813
----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.3%
Eagle Hardware & Garden, Inc.                                       40,000             925,000
Krause's Furniture, Inc.                                           268,900             705,862
Navarre Corporation                                                 70,000             284,375
Sunglass Hut International, Inc.                                    55,000             608,438
----------------------------------------------------------------------------------------------
                                                                                     2,523,675
----------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 5.2%
Ascend Communications, Inc.                                         22,500           1,115,156
FORE Systems, Inc.                                                  75,000           1,987,500
Novell, Inc.                                                        65,000             828,750
----------------------------------------------------------------------------------------------
                                                                                     3,931,406
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.0%
Splash Technology Holdings, Inc.                                    88,600           1,522,812
----------------------------------------------------------------------------------------------
                                                                                     1,522,812
----------------------------------------------------------------------------------------------
ENERGY SERVICES - 1.9%
Input/Output, Inc.                                                  25,000             445,312
Superior Energy Services, Inc.                                     200,000           1,012,500
----------------------------------------------------------------------------------------------
                                                                                     1,457,812
----------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
Alliance Gaming Corporation                                        150,000             600,000
----------------------------------------------------------------------------------------------
                                                                                       600,000
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.9%
Imperial Credit Commercial Mortgage
   Investment Corporation(1)                                        50,000             653,125
Southern Pacific Funding Corporation                                90,000           1,411,875
The Bear Stearns Companies, Inc.(1)                                 16,500             938,438
----------------------------------------------------------------------------------------------
                                                                                     3,003,438
----------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 3.2%
Omega Protein Corporation                                           55,000             845,625
Zapata Corporation(1)                                              160,000           1,580,000
----------------------------------------------------------------------------------------------
                                                                                     2,425,625
----------------------------------------------------------------------------------------------
GOLD MINING - 0.8%
Euro-Nevada Mining Corporation(1)                   CAD             45,000             613,463
----------------------------------------------------------------------------------------------
                                                                                       613,463
----------------------------------------------------------------------------------------------
HOME BUILDING - 4.0%
American Homestar Corporation                                       45,000           1,077,187
Cavalier Homes, Inc.(1)                                             70,000             905,625
Oakwood Homes Corporation(1)                                        35,000           1,050,000
----------------------------------------------------------------------------------------------
                                                                                     3,032,812
----------------------------------------------------------------------------------------------
HEALTHCARE/HMO - 3.0%
Sabratek Corporation                                               100,000           2,275,000
----------------------------------------------------------------------------------------------
                                                                                     2,275,000
----------------------------------------------------------------------------------------------
HOSPITALS - 1.8%
Sunrise Assisted Living, Inc.                                       40,000           1,375,000
----------------------------------------------------------------------------------------------
                                                                                     1,375,000
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)             SHARES               VALUE
----------------------------------------------------------------------------------------------
INSURANCE - 1.5%
Core Cap, Inc., Class A, Restricted(4),(5)                          25,000       $     500,000
Core Cap, Inc., Series A Preferred, Restricted(4),(5)               25,000             625,000
----------------------------------------------------------------------------------------------
                                                                                     1,125,000
----------------------------------------------------------------------------------------------
MANUFACTURING - 0.8%
FLIR Systems, Inc.                                                  36,000             621,000
----------------------------------------------------------------------------------------------
                                                                                       621,000
----------------------------------------------------------------------------------------------
MEDIA - 8.4%
Century Communications Corporation, Class A                         60,000           1,125,000
Comcast Corporation, Class A(1)                                     30,000           1,217,812
Cox Communications, Inc., Class A                                   20,000             968,750
MediaOne Group, Inc.                                                40,000           1,757,500
Tele-Communications International, Inc., Class A                    25,000             502,344
Tele-Communications, Inc., Group Series A                           22,500             864,844
----------------------------------------------------------------------------------------------
                                                                                     6,436,250
----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.3%
Endocardial Solutions, Inc.                                         70,000             735,000
Integ, Inc.                                                         85,000             223,125
----------------------------------------------------------------------------------------------
                                                                                       958,125
----------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 1.9%
Ocular Sciences, Inc.                                               45,000           1,462,500
----------------------------------------------------------------------------------------------
                                                                                     1,462,500
----------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.1%
Tidel Technologies, Inc.                                           250,000             859,375
----------------------------------------------------------------------------------------------
                                                                                       859,375
----------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 1.4%
Bonus Resources Services Corporation                CAD            400,000           1,047,085
----------------------------------------------------------------------------------------------
                                                                                     1,047,085
----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.4%
DUSA Pharmaceuticals, Inc.                                          60,000             408,750
Incyte Pharmaceuticals, Inc.                                        20,000             682,500
----------------------------------------------------------------------------------------------
                                                                                     1,091,250
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.6%
Advanced Radio Telecom Corporation                                  75,000             740,625
IWL Communications, Inc.                                           145,500           1,282,219
----------------------------------------------------------------------------------------------
                                                                                     2,022,844
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.4%
Electric Lightwave, Inc.                                            57,500             636,094
IDT Corporation                                                     35,000           1,052,187
Metrocall, Inc.                                                    145,000             879,063
PageMart Wireless, Inc., Class A                                   115,000           1,042,187
STARTEC Global Communication Corporation                            45,000             517,500
----------------------------------------------------------------------------------------------
                                                                                     4,127,031
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 97.5% (Cost $73,320,546)                                       74,309,844
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.2%
U-Ship, Inc., Restricted, 5.0%, Expires 11/1/98(4),(5)             200,000             150,000
----------------------------------------------------------------------------------------------
                                                                                       150,000
----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                           SHARES               VALUE
----------------------------------------------------------------------------------------------

COAL - 0.3%
Westmoreland Coal, Inc., 8.50%,
   Expires 12/31/49, Series A                                       44,100       $     214,988
----------------------------------------------------------------------------------------------
                                                                                       214,988
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.5% (Cost: $710,077)                             364,988
----------------------------------------------------------------------------------------------


                                                                 CONTRACTS               VALUE
----------------------------------------------------------------------------------------------
CALL OPTIONS
Sun Microsystems, Inc., Strike 45, Expire 7/18/98(6)                   500              43,750
----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS - 0.1% (Cost $92,570)                                                43,750
----------------------------------------------------------------------------------------------


                                                                  WARRANTS               VALUE
----------------------------------------------------------------------------------------------
WARRANTS
BJ Services Company, Warrants, Strike $15.00,
   Expire 4/12/00(4),(6)                                            25,000             784,375
Golden State Bancorp, Inc., Litigation Warrants,
   Strike $12.00, Expire 1/1/01(4),(6)                              45,000             239,063
U-Ship, Inc., Warrants, Restricted, Strike $1.75,
   Expire 4/30/01(4),(5),(6)                                       100,000              72,947
----------------------------------------------------------------------------------------------
TOTAL WARRANTS - 1.4% (Cost $1,052,331)                                              1,096,385
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5% (Cost $75,175,524)                                        75,814,967
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------------
Cash                                                                                 1,024,920
----------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK
   FOR SECURITIES SOLD SHORT - 1.3%                                                  1,024,920
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 1.7%                             1,296,932
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (0.9)% (Proceeds: $1,296,932)                                 (673,125)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.6)%                                                     (1,251,566)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                        $  76,212,128
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT -- THE DIVERSIFIED GROWTH FUND



JUNE 30, 1998 (UNAUDITED)                                           SHARES               VALUE
----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENT & DEVICES - 0.3%
----------------------------------------------------------------------------------------------
Inhale Therapeutic Systems, Inc.                                     7,500       $     185,625
----------------------------------------------------------------------------------------------
                                                                                       185,625
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 0.3% (Proceeds: $191,056)                                185,625
----------------------------------------------------------------------------------------------


                                                                 CONTRACTS               VALUE
----------------------------------------------------------------------------------------------
WRITTEN PUT OPTIONS
----------------------------------------------------------------------------------------------
The PHLX/KBW Bank Index, Strike 780, Expire 7/18/98(6)                 300             202,500
The NASDAQ 100 Index, Strike 1200, Expire 7/18/98(6)                   150              33,750
The NASDAQ 100 Index, Strike 1220, Expire 7/18/98(6)                   300              93,750
The NASDAQ 100 Index, Strike 1240, Expire 7/18/98(6)                   300             157,500
----------------------------------------------------------------------------------------------
TOTAL WRITTEN PUT OPTIONS - 0.6% (Proceeds: $1,105,876)                                487,500

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS SOLD SHORT - 0.9% (Proceeds: $1,296,932)                       $     673,125
----------------------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE EMERGING GROWTH FUND

JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
AEROSPACE - 0.8%
Triumph Group, Inc.                                                  60,000      $    2,520,000
-----------------------------------------------------------------------------------------------
                                                                                      2,520,000
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 6.2%
Consolidated Graphics, Inc.                                          18,400           1,085,600
Corporate Family Solutions, Inc.                                     60,600           1,515,000
Hall, Kinion & Associates, Inc.                                      50,700             339,056
Knoll, Inc.                                                          77,800           2,295,100
Labor Ready, Inc.                                                   157,050           4,740,947
On Assignment, Inc.                                                  35,600           1,243,775
Provant, Inc.                                                        40,400             742,350
Select Appointments Holdings plc, ADR(1),(3)                        151,700           4,475,150
StaffMark, Inc.                                                     100,800           3,691,800
-----------------------------------------------------------------------------------------------
                                                                                     20,128,778
-----------------------------------------------------------------------------------------------
CLOTHING RETAIL - 1.2%
Happy Kids, Inc.                                                     21,400             294,250
Nautica Enterprises, Inc.                                            55,900           1,498,819
Tommy Hilfiger Corporation                                           32,000           2,000,000
-----------------------------------------------------------------------------------------------
                                                                                      3,793,069
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.3%
Bright Horizons, Inc.                                                 3,700             103,600
Computer Learning Centers, Inc.                                     120,000           2,985,000
NCO Group, Inc.                                                      30,800             677,600
Robert Half International, Inc.                                      32,100           1,793,588
Romac International, Inc.                                            46,300           1,406,363
Steiner Leisure, Ltd.                                               124,800           3,775,200
-----------------------------------------------------------------------------------------------
                                                                                     10,741,350
-----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.7%
Advanced Fibre Communications, Inc.                                  20,000             801,250
Com21, Inc.                                                          93,000           1,976,250
Tekelec, Inc.                                                        62,500           2,796,875
-----------------------------------------------------------------------------------------------
                                                                                      5,574,375
-----------------------------------------------------------------------------------------------
COMPUTER SERVICES - 20.5%
Atlantic Data Services, Inc.                                        111,800           2,145,163
BrightStar Information Technology Group, Inc.                        50,800             704,850
Cambridge Technology Partners, Inc.                                  10,000             546,250
Carreker-Antinori, Inc.                                              10,000             105,000
CIBER, Inc.                                                          74,900           2,846,200
Cognizant Technology Solutions Corporation                           77,800             938,463
Computer Horizons Corporation                                        10,000             370,625
Compuware Corporation                                                54,500           2,786,313
Data Processing Resources Corporation                                55,100           1,711,544
Diamond Technology Partners, Inc.                                    39,800           1,203,950
ECsoft Group plc                                                    268,700           8,699,163
Electronic Processing, Inc.                                          81,600             979,200
Envoy Corporation                                                    66,800           3,164,650
Forrester Research, Inc.                                             58,000           2,305,500
Information Management Resources, Inc.                              135,300           4,574,831
INSpire Insurance Solutions, Inc.                                    66,600           2,214,450
Intelligroup, Inc.                                                   83,100           1,475,025
International Network Services                                       85,000           3,485,000


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMPUTER SERVICES - CONTINUED
Keane, Inc.                                                          10,000        $    560,000
Mastech Corporation                                                  89,300           2,511,563
Medirisk, Inc.                                                       76,200           1,543,050
Premark International, Inc.(1)                                       20,000             645,000
Remedy Corporation                                                   85,800           1,458,600
Sapient Corporation                                                  30,400           1,603,600
Saville Systems plc, ADR(3)                                          54,300           2,721,788
Software AG Systems, Inc.                                           176,200           5,153,850
Systems & Computer Technology Corporation                           160,800           4,341,600
Technology Solutions Company                                        124,800           3,954,600
Tier Technologies, Inc., Class B                                    110,600           1,970,063
VISTA Information Solutions, Inc.                                    20,000             152,500
-----------------------------------------------------------------------------------------------
                                                                                     66,872,388
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.3%
Aspect Development, Inc.                                             28,800           2,178,000
BEA Systems, Inc.                                                    20,000             458,750
Brio Technology, Inc.                                                81,500           1,090,063
Citrix Systems, Inc.                                                 21,800           1,490,575
Concord Communications, Inc.                                        130,300           3,330,794
FileNET Corporation                                                  76,800           2,217,600
Inso Corporation                                                    155,800           2,132,513
JDA Software Group, Inc.                                             56,300           2,463,125
MAPICS, Inc.                                                         51,900           1,021,781
Micromuse, Inc.                                                     114,100           4,656,706
New Era of Networks, Inc.                                            75,300           2,296,650
Pervasive Software, Inc.                                            131,500           1,364,313
Siebel Systems, Inc.                                                 29,400             948,150
Timberline Software Corporation(1)                                   39,900             940,144
TSI International Software, Ltd.                                    162,500           3,717,188
Veritas DGC, Inc.                                                    62,900           3,141,069
-----------------------------------------------------------------------------------------------
                                                                                     33,447,419
-----------------------------------------------------------------------------------------------
CONSTRUCTION /INFRASTRUCTURE - 0.4%
National R.V. Holdings, Inc.                                         27,400           1,236,425
-----------------------------------------------------------------------------------------------
                                                                                      1,236,425
-----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 7.0%
1-800 CONTACTS, Inc.                                                116,800           1,781,200
Abercrombie & Fitch Co., Class A                                     32,900           1,447,600
Balance Bar Company                                                  61,100             878,313
DM Management Company                                                73,100           2,622,463
French Fragrances, Inc.                                              83,900           1,310,938
Gadzooks, Inc.                                                      111,400           3,070,463
Just For Feet, Inc.                                                  30,000             855,000
Media Arts Group, Inc.                                              125,100           2,408,175
Movado Group, Inc.(1)                                                92,500           2,798,125
NBTY, Inc.                                                          178,500           3,279,938
Natural Alternatives International, Inc.                             38,800             776,000
USANA, Inc.                                                          49,500           1,540,688
-----------------------------------------------------------------------------------------------
                                                                                     22,768,900
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE EMERGING GROWTH FUND


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
CONSUMER GOODS - 1.6%
Meade Instruments Corporation                                       184,750          $2,032,250
Twinlab Corporation                                                  76,700           3,350,831
-----------------------------------------------------------------------------------------------
                                                                                      5,383,081
-----------------------------------------------------------------------------------------------
EDUCATION/TRAINING - 2.2%
Education Management Corporation                                     44,500           1,462,938
ITT Educational Services, Inc.                                      150,900           4,866,525
Strayer Education, Inc.(1)                                           24,700             895,375
-----------------------------------------------------------------------------------------------
                                                                                      7,224,838
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.0%
Gemstar International Group, Ltd.                                   153,700           5,754,144
Macrovision Corporation                                              26,300             627,913
-----------------------------------------------------------------------------------------------
                                                                                      6,382,056
-----------------------------------------------------------------------------------------------
ENVIRONMENTAL - 1.0%
US Liquids, Inc.                                                    143,100           3,112,425
-----------------------------------------------------------------------------------------------
                                                                                      3,112,425
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.8%
Allied Capital Corporation(1)                                        75,200           1,842,400
Financial Federal Corporation                                       171,600           4,601,025
Franchise Mortgage Acceptance Company LLC                            98,000           2,554,125
HealthCare Financial Partners, Inc.                                  26,200           1,606,388
Imperial Credit Industries, Inc.                                    111,500           2,620,250
Waddell & Reed Financial, Inc., Class A(1)                          114,500           2,740,844
-----------------------------------------------------------------------------------------------
                                                                                     15,965,031
-----------------------------------------------------------------------------------------------
FURNITURE/HOME APPLIANCE - 0.1%
Restoration Hardware, Inc.                                           18,100             454,763
-----------------------------------------------------------------------------------------------
                                                                                        454,763
-----------------------------------------------------------------------------------------------
HARDWARE/SEMICONDUCTOR 0.5%
Applied Micro Circuits Corporation                                   69,048           1,786,617
-----------------------------------------------------------------------------------------------
                                                                                      1,786,617
-----------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 1.6%
Balanced Care Corporation                                           212,200           1,538,450
ICON plc, ADR(3)                                                      7,000             176,750
Orthodontic Centers of America, Inc.                                 51,000           1,067,813
Ovid Technologies, Inc.                                              25,000             593,750
Professional Detailing, Inc.                                         75,300           1,873,088
-----------------------------------------------------------------------------------------------
                                                                                      5,249,851
-----------------------------------------------------------------------------------------------
HOTELS/LODGING - 4.1%
Fairfield Communities, Inc.                                         146,400           2,809,050
Four Seasons Hotels, Inc.(1)                                         92,100           3,246,525
Intrawest Corporation(1)                                             73,500           1,465,406
Pegasus Systems, Inc.                                               106,700           2,734,188
Silverleaf Resorts, Inc.                                             42,400             646,600
Travel Services International, Inc.                                  72,100           2,370,288
-----------------------------------------------------------------------------------------------
                                                                                     13,272,056
-----------------------------------------------------------------------------------------------
INTERNET - 10.6%
Amazon.com, Inc.                                                     42,800           4,269,300
EarthLink Network, Inc.                                              39,300           3,016,275
Excite, Inc.                                                         15,700           1,467,950
Exodus Communications, Inc.                                          51,300           2,295,675
Lycos, Inc.                                                          35,000           2,638,125
Macromedia, Inc.                                                    167,400           3,128,288


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
INTERNET - CONTINUED
MindSpring Enterprises, Inc.                                         21,800          $2,242,675
NetGravity, Inc.                                                     30,000             393,750
Network Solutions, Inc.                                              70,600           3,177,000
Preview Travel, Inc.                                                 62,100           2,134,688
RealNetworks, Inc.                                                   99,800           3,723,788
software.net Corporation                                            141,600           2,708,100
Verio, Inc.                                                          95,900           2,385,513
VeriSign, Inc.                                                       20,000             747,500
USWeb Corporation                                                    10,000             236,875
-----------------------------------------------------------------------------------------------
                                                                                     34,565,500
-----------------------------------------------------------------------------------------------
MEDIA - 7.3%

Emmis Broadcasting Corporation                                       81,900           3,915,844
Jacor Communications, Inc.                                           66,600           3,929,400
Lamar Advertising Company                                           178,350           6,398,306
SFX Entertainment, Inc.                                              41,300           1,894,638
TMP Worldwide, Inc.                                                 116,700           4,069,913
Univision Communications, Inc., Class A                              97,000           3,613,250
-----------------------------------------------------------------------------------------------
                                                                                     23,821,350
-----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 0.5%
Schick Technologies, Inc.                                           101,900           1,573,081
-----------------------------------------------------------------------------------------------
                                                                                      1,573,081
-----------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 1.6%
Ocular Sciences, Inc.                                                95,400           3,100,500
ResMed, Inc.                                                         47,500           2,164,219
-----------------------------------------------------------------------------------------------
                                                                                      5,264,719
-----------------------------------------------------------------------------------------------
OTHER SERVICES - 1.6%
Rental Service Corporation                                           85,500           2,874,938
Ritchie Bros. Auctioneers, Inc.                                      84,300           2,239,219
-----------------------------------------------------------------------------------------------
                                                                                      5,114,156
-----------------------------------------------------------------------------------------------
REAL ESTATE - 1.2%
CB Commercial Real Estate Services Group, Inc.                      114,500           3,828,594
-----------------------------------------------------------------------------------------------
                                                                                      3,828,594
-----------------------------------------------------------------------------------------------
RECREATION - 0.4%
Royal Olympic Cruise Lines, Inc.                                    135,500           1,355,000
-----------------------------------------------------------------------------------------------
                                                                                      1,355,000
-----------------------------------------------------------------------------------------------
RESTAURANTS - 0.5%
PJ America, Inc.                                                     94,100           1,717,325
-----------------------------------------------------------------------------------------------
                                                                                      1,717,325
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR - EQUIPMENT - 0.3%
inTEST Corporation                                                  182,100           1,092,600
-----------------------------------------------------------------------------------------------
                                                                                      1,092,600
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS - 1.5%
PMC-Sierra, Inc.                                                     71,800           3,365,625
TranSwitch Corporation                                              109,400           1,504,250
-----------------------------------------------------------------------------------------------
                                                                                      4,869,875
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.9%
EchoStar Communications Corporation, Class A                         71,100           1,710,844
Midcom Communications, Inc.                                          60,000               1,140
Premisys Communications, Inc.                                        55,900           1,390,513
-----------------------------------------------------------------------------------------------
                                                                                      3,102,496
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE EMERGING GROWTH FUND -- CONTINUED

JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.0%
DSET Corporation                                                     92,900          $1,405,113
Paging Network, Inc.                                                173,400           2,427,600
SkyTel Communications, Inc.                                         116,400           2,724,488
-----------------------------------------------------------------------------------------------
                                                                                      6,557,200
-----------------------------------------------------------------------------------------------
TRAVEL SERVICES - 0.3%
ResortQuest International, Inc.                                      65,000           1,060,313
-----------------------------------------------------------------------------------------------
                                                                                      1,060,313
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 98.0% (Cost: $269,026,650)                                    319,835,629
-----------------------------------------------------------------------------------------------

                                                                        PAR               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------
Midcom Communications, 8.25%,
   Due 8/15/03, 144A(1),(4),(7)                                   1,000,000             172,500
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.1% (Cost: $1,000,000)                                       172,500
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.1% (Cost: $270,026,650)                                      320,008,129
-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                                        962
Repurchase Agreement                                                                  8,866,000
   State Street Bank & Trust Company, 5.30%, dated 6/30/98,
   due 7/1/98, maturity value $8,867,305 (collateralized by
   $6,360,000 par value U.S. Treasury Note, 12.75%,
   due 11/15/10)
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 2.7%                                                8,866,962

-----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.8%)                                                     (2,672,114)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $326,202,977
-----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE GLOBAL LOW-PRICED STOCK FUND

JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 3.7%
Poligrafici Editoriale S.p.A.(1)                    ITL             65,000            $ 189,674
-----------------------------------------------------------------------------------------------
                                                                                        189,674
-----------------------------------------------------------------------------------------------
ENERGY - 14.3%
Canadian Conquest Exploration, Inc.                 CAD            295,100              190,614
Olympia Energy, Inc., Class A                       CAD             89,500               19,473
Place Resources Corporation                         CAD            250,000              418,154
Symmetry Resources, Inc.                            CAD             34,400               25,728
Torrington Resources, Ltd.                          CAD             40,000               81,591
-----------------------------------------------------------------------------------------------
                                                                                        735,560
-----------------------------------------------------------------------------------------------
ENERGY SERVICES - 7.3%
Bonus Resources Services Corporation                CAD             15,000               39,266
Computalog, Ltd.                                    CAD             11,600              123,039
Northstar Drilling Systems, Inc., 144A(7)           CAD            125,000              212,477
-----------------------------------------------------------------------------------------------
                                                                                        374,782
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.9%
Banca Popolare di Intra                             ITL             16,250              203,026
Electro Rent Corporation                                            11,600              260,275
Imperial Credit Industries, Inc.                                     8,400              197,400
-----------------------------------------------------------------------------------------------
                                                                                        660,701
-----------------------------------------------------------------------------------------------
FOOD - 11.1%
Fresh Del Monte Produce, Inc.                                       19,000              359,813
Kamps AG                                            DEM              7,200              207,499
-----------------------------------------------------------------------------------------------
                                                                                        567,312
-----------------------------------------------------------------------------------------------
INSURANCE - 10.1%
CorVel Corporation                                                   6,100              237,900
Desjardins-Laurentian
   Financial Corporation, Class A(1)                CAD              8,000              127,554
PAULA Financial(1)                                                   7,500              150,938
-----------------------------------------------------------------------------------------------
                                                                                        516,392
-----------------------------------------------------------------------------------------------
MANUFACTURING - 8.1%
CIN-Corporacao Industrial do Norte SA(1)            PTE              2,600              192,733
Noma Industries Limited, Class A                    CAD             41,500              225,735
-----------------------------------------------------------------------------------------------
                                                                                        418,468
-----------------------------------------------------------------------------------------------
MISCELLANEOUS - 3.5%
Loews Cineplex Entertainment Corporation                             1,030               13,197
Lusomundo - Sociedade Gestora de
  Participacoes Sociais, Preferred SA               PTE             12,600              166,199
-----------------------------------------------------------------------------------------------
                                                                                        179,396
-----------------------------------------------------------------------------------------------
REAL ESTATE - 2.8%
Prima Inmobiliaria SA                               ESP             16,934              143,213
-----------------------------------------------------------------------------------------------
                                                                                        143,213
-----------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT AND SERVICES - 7.5%
Midas, Inc.(1)                                                      13,000              261,625
Pittston BAX Group(1)                                                7,800              121,388
-----------------------------------------------------------------------------------------------
                                                                                        383,013
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 81.3% (Cost $4,401,627)                                     $    4,168,511
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------
Brazilian Resources, Inc.,
   1/2 Warrants, Strike CAD 0.50,
   Expire 3/4/99(4),(6)                             CAD             91,828                4,558
Etruscan Enterprises, Ltd., Warrants,
   Strike CAD 8.475, Expire 4/23/99(4),(6)          CAD             17,360                2,136
Solomon Resources Ltd.,
   1/2 Warrants, Strike CAD 1.05,
   Expire 7/19/98(4),(6)                            CAD             75,000                    0

-----------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (Cost $51,315)                                                      6,694
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 81.4% (Cost $4,452,942)                                           4,175,205
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                                        219
U.S. Treasury Bill, 4.50%, due 7/2/98, $500,000 par value                               499,937
Repurchase Agreement                                                                    425,000
   State Street Bank and Trust Company, 5.30%, dated 6/30/98, due 7/1/98, Maturity Value $425,063 (Collateralized by $305,000
   par value U.S.Treasury Note, 12.75%, due 11/15/10)
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 18.0%                                                 925,156

-----------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.6%                                                                 32,059
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                        $    5,132,420
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE GLOBAL NATURAL RESOURCES FUND



JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
ALUMINUM - 6.8%
MAXXAM, Inc.                                                         61,300      $    3,478,775
-----------------------------------------------------------------------------------------------
                                                                                      3,478,775
-----------------------------------------------------------------------------------------------
ENERGY - 57.2%
Alberta Energy Company, Ltd.(1)                     CAD              80,000           1,876,594
Anderson Exploration, Ltd.                          CAD             110,000           1,271,460
Barrington Petroleum, Ltd.                          CAD             469,500           1,213,055
Beau Canada Exploration, Ltd.                       CAD             509,600             606,357
Burlington Resources, Inc.(1)                                        31,000           1,334,938
Calahoo Petroleum, Ltd.                             CAD             633,333           1,184,202
Canadian Conquest Exploration, Inc.                 CAD           1,243,050             802,922
Encal Energy, Ltd.                                  CAD             660,200           2,468,876
Eurogas Corporation                                 CAD             637,514             273,081
Occidental Petroleum Corporation(1)                                  47,600           1,285,200
Oiltec Resources, Ltd.                              CAD           1,730,000           2,470,168
Pan East Petroleum Corporation                      CAD             931,100           1,076,233
Petro-Canada                                        CAD             150,000           2,406,935
Petroleum Securities Australia, Ltd.                AUD             179,452             588,253
Petroleum Securities Australia, Ltd., ADR(3)                        107,000           1,732,062
Place Resources Corporation, Class A                CAD             676,500           1,131,525
Rigel Energy Corporation                            CAD             460,000           4,191,059
Vastar Resources, Inc.(1)                                            79,400           3,468,788
-----------------------------------------------------------------------------------------------
                                                                                     29,381,708
-----------------------------------------------------------------------------------------------
ENERGY SERVICES - 10.2%
3DX Technologies, Inc.                                              194,500             316,063
Bowridge Resources Group, Inc.                      CAD             361,000             166,908
Computalog, Ltd.                                    CAD             170,000           1,803,162
Enerflex Systems, Ltd.(1)                           CAD              68,800           1,707,428
Ryan Energy Technologies, Inc.                      CAD             269,000           1,271,154
-----------------------------------------------------------------------------------------------
                                                                                      5,264,715
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.8%
Dundee Bancorp, Inc., Class A                       CAD              90,000           1,422,744
-----------------------------------------------------------------------------------------------
                                                                                      1,422,744
-----------------------------------------------------------------------------------------------
FOOD - 3.5%
Fresh Del Monte Produce, Inc.                                        95,400           1,806,638
-----------------------------------------------------------------------------------------------
                                                                                      1,806,638
-----------------------------------------------------------------------------------------------
GOLD MINING - 5.2%
Altoro Gold Corporation                             CAD             141,667              25,526
Conquistador Mines, Ltd.                            CAD              49,537              30,313
Conquistador Mines, Ltd., Restricted(4),(5)         CAD             402,188             200,991
Etruscan Resources, Inc.                            CAD             438,600           1,171,986
Guyanor Resources, S.A., Class B                    CAD             170,600             208,791
Minera Andes, Inc.                                  CAD             517,390             386,965
Randgold Resources, Ltd., GDR(3)                                     60,600             325,725
St. Jude Resources, Ltd.                            CAD             291,000             308,659
-----------------------------------------------------------------------------------------------
                                                                                      2,658,956
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
OTHER BASE METALS - 1.9%
Farallon Resources, Ltd.                            CAD             490,000      $      972,837
-----------------------------------------------------------------------------------------------
                                                                                        972,837
-----------------------------------------------------------------------------------------------
PAPER & FOREST - 7.2%
Fletcher Challenge Canada, Ltd.(1)                  CAD             112,600           1,565,643
Fletcher Challenge Paper, Ltd.(1)                   NZD           1,150,000           1,277,505
The TimberWest Timber Trust                         CAD             470,000             846,847
-----------------------------------------------------------------------------------------------
                                                                                      3,689,995
-----------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.7%
African Minerals, Ltd., Restricted(4),(5)                           690,000             345,000
-----------------------------------------------------------------------------------------------
                                                                                        345,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 95.5% (Cost: $60,188,170)                                       49,021,368
-----------------------------------------------------------------------------------------------


                                                                        PAR               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.,
   7.00%, Due 10/3/01(1)                                            750,000             390,000
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.8% (Cost: $750,000)                                         390,000


                                    FOREIGN CURRENCY(2)            WARRANTS               VALUE
-----------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------
Anooraq Resources Corporation, Ltd., Warrants,
   Strike CAD2.38, Expire 10/10/98(4),(6)           CAD              65,000                 114
Brazilian Resources, Inc., 1/2 Warrants,
   Strike CAD0.50, Expire 3/4/99(4),(6)             CAD             122,436               6,078
Etruscan Resources, Ltd., Warrants,
   Strike CAD8.475, Expire 4/23/99(4),(6)           CAD             420,000              51,684
Solomon Resources, Ltd., 1/2 Warrants,
   Strike CAD1.05, Expire 7/19/98(4),(6)            CAD              75,000                   0
St. Jude Resources, Ltd., 1/2 Warrants,
   Strike CAD3.75, Expire 3/27/99(4),(6)            CAD              82,500              11,406
Sutton Resources, Ltd., Warrants,
   Strike CAD21.928, Expire 9/30/98(4),(6)          CAD              26,100              10,204
-----------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (Cost: $970,302)                                                   79,486
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.4% (Cost: $61,908,472)                                        49,490,854
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 3.6%                                                              1,847,282
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                           $51,338,136
-----------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE GROWTH & INCOME FUND

JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
AEROSPACE - 1.5%
Alliant Techsystems, Inc.                                            62,500      $    3,953,125
-----------------------------------------------------------------------------------------------
                                                                                      3,953,125
-----------------------------------------------------------------------------------------------
AUTOMOBILES AND OTHER MOTOR VEHICLES - 1.4%
Ford Motor Company(1)                                                62,500           3,687,500
-----------------------------------------------------------------------------------------------
                                                                                      3,687,500
-----------------------------------------------------------------------------------------------
BANKS - 3.1%
Compass Bancshares, Inc.(1)                                          66,500           3,000,812
Mellon Bank Corporation(1)                                           45,000           3,133,125
Richmond County Financial Corporation(1)                            104,700           1,956,581
-----------------------------------------------------------------------------------------------
                                                                                      8,090,518
-----------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
Genzyme Corporation                                                  80,000           2,045,000
Millenium Pharmaceuticals, Inc.                                      50,000             706,250
-----------------------------------------------------------------------------------------------
                                                                                      2,751,250
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.8%
Cendant Corporation                                                  70,000           1,461,250
U-Ship, Inc., Restricted(4),(5)                                      570,000            570,000
-----------------------------------------------------------------------------------------------
                                                                                      2,031,250
-----------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 3.0%
Kmart Corporation                                                   160,000           3,080,000
Pier 1 Imports, Inc.(1)                                              85,000           2,029,375
The Dress Barn, Inc.                                                117,300           2,917,837
-----------------------------------------------------------------------------------------------
                                                                                      8,027,212
-----------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 0.8%
Nextel Communications, Inc., Class A                                 85,000           2,114,375
-----------------------------------------------------------------------------------------------
                                                                                      2,114,375
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.7%
EMC Corporation                                                      40,000           1,792,500
-----------------------------------------------------------------------------------------------
                                                                                      1,792,500
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.9%
Computer Associates International, Inc.(1)                           37,500           2,083,594
Egghead.com, Inc.                                                   300,000           2,531,250
Electronics for Imaging, Inc.                                        65,000           1,373,125
INTERSOLV, Inc.                                                     125,000           2,007,812
Macromedia, Inc.                                                    120,000           2,242,500
Xylan Corporation                                                    90,000           2,683,125
-----------------------------------------------------------------------------------------------
                                                                                     12,921,406
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 4.4%
Compuware Corporation                                                80,000           4,090,000
FileNet Corporation                                                 165,000           4,764,375
SunGard Data Systems, Inc.                                           75,000           2,878,125
-----------------------------------------------------------------------------------------------
                                                                                     11,732,500
-----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.9%
CompUSA, Inc.                                                        80,000           1,445,000
Dayton Hudson Corporation(1)                                         60,000           2,910,000
Fruit of the Loom, Inc., Class A                                     55,000           1,825,312
Nike, Inc., Class B(1)                                               47,500           2,312,656
PETsMART, Inc.                                                      180,000           1,800,000
-----------------------------------------------------------------------------------------------
                                                                                     10,292,968
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 2.6%
Ascend Communications, Inc.                                          70,000           3,469,375
FORE Systems, Inc.                                                  125,000           3,312,500
-----------------------------------------------------------------------------------------------
                                                                                      6,781,875
-----------------------------------------------------------------------------------------------
ENERGY - 2.1%
Pioneer Natural Resources Company(1)                                109,499           2,614,289
Burlington Resources, Inc.(1)                                        70,000           3,014,375
-----------------------------------------------------------------------------------------------
                                                                                      5,628,664
-----------------------------------------------------------------------------------------------
ENERGY SERVICES - 2.8%
BJ Services Company                                                  85,000           2,470,312
Cooper Cameron Corporation                                           35,000           1,785,000
EVI Weatherford, Inc.                                                30,000           1,113,750
Input/Output, Inc.                                                  115,000           2,048,438
-----------------------------------------------------------------------------------------------
                                                                                      7,417,500
-----------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.2%
Waste Management, Inc.(1)                                            90,000           3,150,000
-----------------------------------------------------------------------------------------------
                                                                                      3,150,000
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.5%
Marsh & McLennan Companies, Inc.(1)                                  41,250           2,493,047
The Bear Stearns Companies, Inc.(1)                                  50,000           2,843,750
The FINOVA Group, Inc.(1)                                            25,000           1,415,625
-----------------------------------------------------------------------------------------------
                                                                                      6,752,422
-----------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 4.0%
BJ's Wholesale Club, Inc.                                            85,000           3,453,125
Cadbury Schweppes plc(1)                            GBP             200,000           3,093,584
U.S. Foodservice, Inc.                                               85,000           2,980,312
Zapata Corporation(1)                                               100,000             987,500
-----------------------------------------------------------------------------------------------
                                                                                     10,514,521
-----------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.5%
PhyCor, Inc.                                                         85,000           1,407,813
-----------------------------------------------------------------------------------------------
                                                                                      1,407,813
-----------------------------------------------------------------------------------------------
HEALTHCARE/HMO - 3.5%
Beverly Enterprises, Inc.                                           180,000           2,486,250
BMJ Medical Management, Inc.                                        125,000             562,500
Sabratek Corporation                                                120,000           2,730,000
United HealthCare Corporation(1)                                     57,500           3,651,250
-----------------------------------------------------------------------------------------------
                                                                                      9,430,000
-----------------------------------------------------------------------------------------------
HOME BUILDING - 1.3%
Oakwood Homes Corporation(1)                                        115,000           3,450,000
-----------------------------------------------------------------------------------------------
                                                                                      3,450,000
-----------------------------------------------------------------------------------------------
HOSPITALS - 2.3%

Columbia/HCA Healthcare Corporation(1)                               80,000           2,330,000
Sunrise Assisted Living, Inc.                                       110,000           3,781,250
-----------------------------------------------------------------------------------------------
                                                                                      6,111,250
-----------------------------------------------------------------------------------------------
INSURANCE - 2.9%

American General Corporation(1)                                      60,000           4,271,250
Core Cap, Inc., Class A, Restricted(4),(5)                           75,000           1,500,000
Core Cap, Inc., Series A Preferred, Restricted(4),(5)                75,000           1,875,000
-----------------------------------------------------------------------------------------------
                                                                                      7,646,250
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 1.2%
Merrill Lynch & Companies, Inc.(1)                                  35,000            3,228,750
-----------------------------------------------------------------------------------------------
                                                                                      3,228,750
-----------------------------------------------------------------------------------------------
MANUFACTURING - 3.4%
General Electric Company(1)                                          25,000           2,275,000
Simpson Manufacturing Company, Inc.                                 109,900           4,244,888
Walter Industries, Inc.                                             140,000           2,651,250
-----------------------------------------------------------------------------------------------
                                                                                      9,171,138
-----------------------------------------------------------------------------------------------
MEDIA - 9.5%
CBS Corporation(1)                                                   60,000           1,905,000
Comcast Corporation, Class A(1)                                      75,000           3,044,531
Cox Communications, Inc., Class A                                    70,000           3,390,625
Liberty Media Group, Series A                                        95,000           3,687,188
MediaOne Group, Inc.                                                125,000           5,492,187
Tele-Communications TCI Ventures Group Series A                     169,999           3,410,605
Tele-Communications, Inc., Group Series A                           110,000           4,228,125
-----------------------------------------------------------------------------------------------
                                                                                     25,158,261
-----------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 0.4%
Aware, Inc.                                                         100,000           1,131,250
-----------------------------------------------------------------------------------------------
                                                                                      1,131,250
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.9%
ALZA Corporation                                                     52,500           2,270,625
-----------------------------------------------------------------------------------------------
                                                                                      2,270,625
-----------------------------------------------------------------------------------------------
R.E.I.T. - 1.3%
Capital Automotive REIT(1)                                          100,000           1,418,750
Equity One, Inc.(1)                                                  75,000             768,750
FBR Asset Investment Corporation, 144A(4),(7)                        75,000           1,387,500
-----------------------------------------------------------------------------------------------
                                                                                      3,575,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.8%
Intel Corporation(1)                                                 30,000           2,223,750
-----------------------------------------------------------------------------------------------
                                                                                      2,223,750
-----------------------------------------------------------------------------------------------
SHIPPING - 0.8%
Nordic American Tanker Shipping, Ltd.(1)                            148,700           2,239,794
-----------------------------------------------------------------------------------------------
                                                                                      2,239,794
-----------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 3.1%
Crompton & Knowles Corporation(1)                                    70,000           1,763,125
E.I. Du Pont de Nemours and Company(1)                               40,000           2,985,000
Monsanto Company(1)                                                  35,000           1,955,625
W.R. Grace & Company                                                 95,000           1,620,938
-----------------------------------------------------------------------------------------------
                                                                                      8,324,688
-----------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.4%
Genesis Direct, Inc.                                                100,000           1,112,500
-----------------------------------------------------------------------------------------------
                                                                                      1,112,500
-----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 4.7%
Cincinnati Bell, Inc.(1)                                             80,000           2,290,000
COMSAT Corporation(1)                                                95,000           2,689,688
Frontier Corporation(1)                                              90,000           2,835,000
GTE Corporation(1)                                                   55,000           3,059,375
Paging Network, Inc.                                                125,000           1,750,000
-----------------------------------------------------------------------------------------------
                                                                                     12,624,063
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.7%
Sprint Corporation(1)                                                35,000           2,467,500
IWL Communications, Inc.                                            224,000           1,974,000
-----------------------------------------------------------------------------------------------
                                                                                      4,441,500
-----------------------------------------------------------------------------------------------
TEXTILES - 1.3%
Shaw Industries, Inc.(1)                                            200,000           3,525,000
-----------------------------------------------------------------------------------------------
                                                                                      3,525,000
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 2.8%
Genesee & Wyoming, Inc., Class A                                    112,500           2,137,500
Kansas City Southern Industries, Inc.(1)                             65,000           3,225,625
Royal Caribbean Cruises, Ltd.(1)                                     25,000           1,987,500
-----------------------------------------------------------------------------------------------
                                                                                      7,350,625
-----------------------------------------------------------------------------------------------
UTILITIES - 1.3%
The Williams Companies, Inc.(1)                                     100,000           3,375,000
-----------------------------------------------------------------------------------------------
                                                                                      3,375,000
-----------------------------------------------------------------------------------------------
UTILITIES/ELECTRIC - 1.0%
Southern Company(1)                                                 100,000           2,768,750
-----------------------------------------------------------------------------------------------
                                                                                      2,768,750
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 85.8% (Cost: $195,922,096)                                    228,205,589
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------
COPPER & GOLD MINING - 0.5%
Freeport Mcmoran, Inc.                                               70,000           1,365,000
-----------------------------------------------------------------------------------------------
                                                                                      1,365,000
-----------------------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 0.9%
CellNet Funding LLC, 7.00%, Expires 12/31/49                        102,200           2,376,150
-----------------------------------------------------------------------------------------------
                                                                                      2,376,150
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.4%
Conseco Financial Trust, Inc., 7.00%,
   Expires 2/16/01, Series F                                         20,000           1,060,000
-----------------------------------------------------------------------------------------------
                                                                                      1,060,000
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
IXC Communications, Inc., 7.25%,
   Expires 3/31/07, Series 144A(4),(7)                               16,000           3,408,000
-----------------------------------------------------------------------------------------------
                                                                                      3,408,000
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & MEDIA - 1.9%
Houston Industries, Inc., 7.00%, Expires 7/1/00                      37,500           2,793,750
Metromedia International Group, Inc., 7.25%,
   Expires 12/31/49                                                  45,000           2,317,500
-----------------------------------------------------------------------------------------------
                                                                                      5,111,250
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 3.3%
Trans World Airlines, Inc., 4.625%, Expires 12/31/49                 10,000             765,000
Trans World Airlines, Inc., 4.625%, Expires
   12/31/49, Series 144A(4),(7)                                      40,000           3,060,000
Trans World Airlines, Inc., 8.00%, Expires 12/31/49                 127,000           4,889,500
-----------------------------------------------------------------------------------------------
                                                                                      8,714,500
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE GROWTH & INCOME FUND -- CONTINUED

JUNE 30, 1998 (UNAUDITED)                                                                 VALUE
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS-8.3% (Cost: $18,099,036)                          22,034,900

                                                                        PAR               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.3%
System Software & Associates, Inc., 7.00%,
   Due 9/15/02(4)                                                 4,800,000           3,864,000
Telecommunications International, Inc.,
   4.50%, Due 2/15/06                                             2,500,000           2,306,250
-----------------------------------------------------------------------------------------------
                                                                                      6,170,250
-----------------------------------------------------------------------------------------------
ENERGY SERVICES - 0.1%
Halter Marine Corporation, 4.50%, Due 9/15/04                       250,000             202,813
-----------------------------------------------------------------------------------------------
                                                                                        202,813
-----------------------------------------------------------------------------------------------
HEALTHCARE/MEDICAL TECHNOLOGY/HMO - 1.2%
Alternative Living Services, Inc., 5.25%,
   Due 12/15/02(4)                                                  800,000             899,000
Assisted Living Concepts, Inc., 6.00%,
   Due 11/1/02(4)                                                   500,000             512,030
Sabratek Corporation, 144A, 6.00%,
   Due 4/15/05(4),(7)                                             2,150,000           1,773,750
-----------------------------------------------------------------------------------------------
                                                                                      3,184,780
-----------------------------------------------------------------------------------------------
HOSPITALS - 0.1%
Sunrise Assisted Living, Inc., 5.50%,
   Due 6/15/02                                                      100,000             110,094
-----------------------------------------------------------------------------------------------
                                                                                        110,094
-----------------------------------------------------------------------------------------------
MEDICAL SERVICES - 0.8%
American Retirement Corporation, 5.75%,
   Due 10/1/02                                                    1,400,000           1,341,634
Renal Treatment Centers, Inc., 5.625%, 144A,
   Due 7/15/06(4),(7)                                                 500,000             729,375
-----------------------------------------------------------------------------------------------
                                                                                      2,071,009
-----------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 0.7%
Key Energy Group, Inc., 4.00%, Due 9/15/04(4)                     2,500,000           1,935,950
-----------------------------------------------------------------------------------------------
                                                                                      1,935,950
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 5.2% (Cost: $14,137,245)                                   13,674,896


                                                                  CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------
CALL OPTIONS
-----------------------------------------------------------------------------------------------
The Coca Cola Company, Strike 85, Expire 8/22/98(6)                     500            $193,750
The Coca Cola Company, Strike 90, Expire 8/22/98(6)                     500              71,875
Sun Microsystems, Inc., Strike 45, Expire 7/18/98(6)                  1,000              87,500
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS - 0.1% (Cost: $443,498)                                              353,125
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.4% (Cost: $228,601,875)                                      264,268,510
-----------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------
Cash                                                                                  2,914,349
-----------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND
CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 1.1%                                       2,914,349


JUNE 30, 1998 (UNAUDITED)                                                                 VALUE
-----------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 1.0%                             $2,675,498
-----------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (0.6)%  (Proceeds: $2,675,498)                              (1,462,500)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.9)%                                                     (2,437,356)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $265,958,501
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT


JUNE 30,1998 (UNAUDITED)                                             SHARES               VALUE
-----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS AND DEVICES
-----------------------------------------------------------------------------------------------
Inhale Therapeutic Systems, Inc.                                     15,000          $  371,250
-----------------------------------------------------------------------------------------------
TOTAL SHORT COMMON STOCK - 0.2% (Proceeds: $382,112)                                    371,250
-----------------------------------------------------------------------------------------------


                                                                  CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------
SHORT PUT OPTIONS
-----------------------------------------------------------------------------------------------
The PHLX/KBW Bank Index, Strike 825, Expire 7/18/98(6)                  650             438,750
The NASDAQ 100 Index, Strike 1200,
   Expire 7/18/98(6)                                                    300              67,500
The NASDAQ 100 Index, Strike 1220,
   Expire 7/18/98(6)                                                    600             187,500
The NASDAQ 100 Index, Strike 1240,
   Expire 7/18/98(6)                                                    400             210,000
-----------------------------------------------------------------------------------------------
TOTAL SHORT PUT OPTIONS - 0.3% (Proceeds: $2,150,328)                                   903,750
-----------------------------------------------------------------------------------------------
SHORT CALL OPTIONS
-----------------------------------------------------------------------------------------------
Dupont, Inc., Strike 75, Expire 7/18/98(6)                              750             187,500
-----------------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS - 0.1% (Proceeds: $143,058)                                    187,500
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 0.6% (Proceeds: $2,675,498)                            $1,462,500
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE GLOBAL VALUE FUND


JUNE 30, 1998 (UNAUDITED)           FOREIGN CURRENCY(2)              SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - 5.7%
Henkel KGaA, Preferred(1)                           DEM              10,200      $    1,009,061
-----------------------------------------------------------------------------------------------
                                                                                      1,009,061
-----------------------------------------------------------------------------------------------
ENERGY - 9.4%
Burlington Resources, Inc.(1)                                        14,500             624,406
Occidental Petroleum Corporation(1)                                  23,900             645,300
Pennzoil Company(1)                                                   7,600             384,750
-----------------------------------------------------------------------------------------------
                                                                                      1,654,456
-----------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.9%
King World Productions, Inc.                                         20,000             510,000
-----------------------------------------------------------------------------------------------
                                                                                        510,000
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 15.2%
Banca Carige S.p.A.                                 ITL              75,000             670,705
Banca Intesa S.p.A.(1)                              ITL              85,000             475,740
Bank Austria AG(1)                                  ATS               6,000             488,350
Bank Austria AG, Rights                             ATS               6,000                   0
Golden West Financial Corporation(1)                                 10,000           1,063,125
-----------------------------------------------------------------------------------------------
                                                                                      2,697,920
-----------------------------------------------------------------------------------------------
MACHINERY - 8.0%
Alstom S.A., ADR(3)                                                  15,000             488,438
Schindler Holding AG(1)                             CHF                 250             380,937
Viag AG(1)                                          DEM                 800             550,669
-----------------------------------------------------------------------------------------------
                                                                                      1,420,044
-----------------------------------------------------------------------------------------------
PAPER & FOREST - 6.6%
Fletcher Challenge Canada, Ltd.(1)                  CAD              37,500             521,418
Fletcher Challenge Paper, Ltd.(1)                   NZD             580,000             644,307
-----------------------------------------------------------------------------------------------
                                                                                      1,165,725
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 12.9%
STET Hellas Telecommunications S.A., ADR(3)                          16,000             664,000
Telecom Italia S.p.A., ADR1,(3)                                       9,000             661,500
Telefonica S.A.                                     ESP              20,727             959,702
-----------------------------------------------------------------------------------------------
                                                                                      2,285,202
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 2.4%
Brisa-Auto Estradas de Portugal S.A.(1)             PTE              10,000             427,767
-----------------------------------------------------------------------------------------------
                                                                                        427,767
-----------------------------------------------------------------------------------------------
UTILITIES - 26.5%
Consolidated Edison, Inc.(1)                                         20,000             921,250
Kinder Morgan Energy Partners, L.P.(1)                               40,000           1,445,000
Nevada Power Company(1)                                              20,000             515,000
Northern States Power Company(1)                                     24,000             687,000
Unicom Corporation(1)                                                32,000           1,122,000
-----------------------------------------------------------------------------------------------
                                                                                      4,690,250
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 89.6% (Cost: $15,145,168)                                        15,860,425
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                                                 VALUE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                              $         141
Repurchase Agreement                                                                  4,033,000
   State Street Bank and Trust Company, 5.30%,
   dated 6/30/98, due 7/1/98, maturity value $4,033,594
   (collateralized by $2,895,000 par value U.S. Treasury Note,
   12.75%, due 11/15/10)
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 22.8%                                               4,033,141

-----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (12.4)%                                                    (2,198,808)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                        $   17,694,758
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE INFORMATION  AGE FUND--TM--


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 4.6%
Apollo Group, Inc., Class A                                          19,950           $ 659,597
Consolidated Capital Corporation                                     20,000             449,687
Gartner Group, Inc., Class A                                         12,700             444,500
Labor Ready Inc.                                                     49,950           1,507,866
On Assignment, Inc.                                                  33,600           1,173,900
StaffMark, Inc.                                                      40,000           1,465,000
-----------------------------------------------------------------------------------------------
                                                                                      5,700,550
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.4%
Data Processing Resources Corporation                                35,000           1,087,187
The Vincam Group, Inc.                                               35,500             696,687
-----------------------------------------------------------------------------------------------
                                                                                      1,783,874
-----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 9.9%
Cisco Systems, Inc.                                                  32,800           3,019,650
Ericsson LM, ADR(1,3)                                               123,400           3,532,325
Tellabs, Inc.                                                        25,400           1,819,275
WorldCom, Inc.                                                       77,800           3,768,438
-----------------------------------------------------------------------------------------------
                                                                                     12,139,688
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & MANUFACTURING - 7.2%
Compaq Computer Corporation(1)                                       35,000             993,125
Dell Computer Corporation                                            20,000           1,856,250
Gateway 2000, Inc.                                                   65,000           3,290,625
Sanmina Corporation                                                  62,000           2,689,250
-----------------------------------------------------------------------------------------------
                                                                                      8,829,250
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 22.2%
BMC Software, Inc.                                                   43,600           2,264,475
Cadence Design Systems, Inc.                                         25,000             781,250
Computer Associates International, Inc.(1)                           12,000             666,750
Information Management Resources, Inc.                               34,000           1,149,625
Legato Systems, Inc.                                                136,000           5,304,000
Microsoft Corporation                                                30,000           3,251,250
Network Associates, Inc.                                             94,800           4,538,550
PeopleSoft, Inc.                                                     65,300           3,069,100
SAP AG, ADR(1,3)                                                     20,000           4,519,860
Sapient Corporation                                                  20,000           1,055,000
Synopsys, Inc.                                                       16,000             732,000
-----------------------------------------------------------------------------------------------
                                                                                     27,331,860
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 12.3%
Business Objects S.A., ADR(3)                                        66,400           1,120,500
CPS Systems, Inc.                                                   126,000             763,875
Compuware Corporation                                                50,200           2,566,475
Concord Communications, Inc.                                         44,400           1,134,975
ECsoft Group plc, ADR(3)                                             20,700             670,162
Electronic Processing, Inc.                                          36,000             432,000
Excite, Inc.                                                          8,000             748,000
FileNet Corporation                                                  42,000           1,212,750
Genesys Telecommunications Laboratories, Inc.                        27,500             909,219
GeoTel Communications Corporation                                    34,400           1,401,800
Mastech Corporation                                                  39,000           1,096,875
Maximus, Inc.                                                         8,800             253,000
PLATINUM Technology, Inc.                                            38,400           1,096,800


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - CONTINUED
Siebel Systems, Inc.                                                 47,000         $ 1,515,750
Smallworldwide plc, ADR(3)                                            8,300             241,738
-----------------------------------------------------------------------------------------------
                                                                                     15,163,919
-----------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM INTEGRATION - 3.5%
Envoy Corporation                                                    12,000             568,500
International Network Services                                       30,000           1,230,000
Saville Systems plc, ADR(3)                                          18,500             927,312
Technology Solutions Company                                         50,000           1,584,375
-----------------------------------------------------------------------------------------------
                                                                                      4,310,187
-----------------------------------------------------------------------------------------------
DISTRIBUTION - 4.2 %
Ingram Micro, Inc., Class A                                          66,100           2,924,925
Tech Data Corporation                                                53,300           2,285,238
-----------------------------------------------------------------------------------------------
                                                                                      5,210,163
-----------------------------------------------------------------------------------------------
INTERNET COMMERCE - 7.5%
Amazon.com, Inc.                                                     15,000           1,496,250
America Online, Inc.                                                 50,000           5,300,000
Ameritrade Holding Corporation, Class A                              35,000             945,000
CMG Information Services, Inc.                                       20,600           1,457,450
-----------------------------------------------------------------------------------------------
                                                                                      9,198,700
-----------------------------------------------------------------------------------------------
MEDICAL SERVICES - 1.4%
HBO & Company(1)                                                     50,000           1,762,500
-----------------------------------------------------------------------------------------------
                                                                                      1,762,500
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 6.4%
Applied Materials, Inc.                                             110,000           3,245,000
ASM Lithography Holding N.V.                                         80,000           2,325,000
Novellus Systems, Inc.                                               66,000           2,355,375
-----------------------------------------------------------------------------------------------
                                                                                      7,925,375
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 13.0%
Aavid Thermal Technologies, Inc.                                     59,000           1,725,750
Intel Corporation(1)                                                 30,000           2,223,750
Level One Communications, Inc.                                      112,500           2,643,750
Linear Technology Corporation(1)                                     18,800           1,133,875
Maxim Integrated Products, Inc.                                      36,000           1,140,750
Texas Instruments, Inc.(1)                                           55,000           3,207,188
Vitesse Semiconductor Corporation                                   127,200           3,927,300
-----------------------------------------------------------------------------------------------
                                                                                     16,002,363
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 93.6% (Cost $88,555,410)                                        115,358,429
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                                        926
Repurchase Agreement                                                                  4,972,000
  State Street Bank and Trust Company, 5.30%, dated 6/30/98, due 7/1/98, maturity value $4,972,732 (collateralized by
  $3,570,000 par value U.S. Treasury Note, 12.75%, due 11/15/10)
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 4.0%                                                4,972,926

-----------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 2.4%                                                              2,885,979
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $123,217,334
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE MICROCAP GROWTH FUND


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.6%
Enzon, Inc.                                                          50,000           $ 318,750
LifeCell Corporation                                                265,000           1,623,125
-----------------------------------------------------------------------------------------------
                                                                                      1,941,875
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
BROADCAST/RADIO/TV - 2.4%
Medialink Worldwide, Inc.                                           145,000           3,045,000
-----------------------------------------------------------------------------------------------
                                                                                      3,045,000
-----------------------------------------------------------------------------------------------
CHEMICALS - 0.7%
Eco Soil Systems, Inc.                                               80,000             840,000
-----------------------------------------------------------------------------------------------
                                                                                        840,000
-----------------------------------------------------------------------------------------------
CLOTHING-RETAIL - 1.8%
Happy Kids, Inc.                                                     62,000             852,500
I.C. Isaacs & Company, Inc.                                         150,000             525,000
Steven Madden, Ltd.                                                  75,000             867,188
-----------------------------------------------------------------------------------------------
                                                                                      2,244,688
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 11.4%
Abacus Direct Corporation                                            35,000           1,817,812
Coinstar, Inc.                                                      140,000           1,295,000
Cornell Corrections, Inc.                                           140,000           2,940,000
Dispatch Management Services Corporation                             65,000           1,633,125
National Research Corporation                                        85,000             775,625
Novacare Employee Services Corporation                              260,000           2,470,000
Staff Leasing, Inc.                                                  65,000           1,917,500
Vivid Technologies, Inc.                                            115,000           1,322,500
-----------------------------------------------------------------------------------------------
                                                                                     14,171,562
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 1.3%
Cybex Corporation                                                    70,000           1,610,000
-----------------------------------------------------------------------------------------------
                                                                                      1,610,000
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.2%
Credit Management Solutions, Inc.                                   125,000             765,625
InterVU, Inc.                                                        55,000             825,000
Medirisk, Inc.                                                       70,000           1,417,500
Peerless Systems Corporation                                         45,000             933,750
Pervasive Software, Inc.                                            160,000           1,660,000
QuadraMed Corporation                                                70,000           1,911,875
Rogue Wave Software, Inc.                                            75,000             590,625
SEEC, Inc.                                                          130,000           1,413,750
Summit Design, Inc.                                                 110,000           1,615,625
Think New Ideas, Inc.                                                60,000           1,567,500
-----------------------------------------------------------------------------------------------
                                                                                     12,701,250
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.9%
Faroudja, Inc.                                                      250,000           2,125,000
Prism Solutions, Inc.                                                90,000             405,000
Vista Information Solutions, Inc.                                   140,000           1,067,500
-----------------------------------------------------------------------------------------------
                                                                                      3,597,500
-----------------------------------------------------------------------------------------------
CONSULTING SERVICES - 2.7%
Superior Consultant Holdings Corporation                             60,000           2,587,500
Tier Technologies, Inc.                                              44,200             787,313
-----------------------------------------------------------------------------------------------
                                                                                      3,374,813
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 19.0%
1-800 CONTACTS, Inc.                                                 45,000           $ 686,250
800-JR Cigar, Inc.                                                   75,000           1,481,250
Ashworth, Inc.                                                      125,000           1,734,375
Balance Bar Company                                                  50,000             718,750
Chattem, Inc.                                                        70,000           1,872,500
Cost Plus, Inc.                                                      60,100           1,787,975
Delia's, Inc.                                                        80,000           1,250,000
Enamelon, Inc.                                                      160,000           1,120,000
Gadzooks, Inc.                                                       25,000             689,063
Hot Topic, Inc.                                                      88,100           2,092,375
Krause's Furniture, Inc.                                            395,000           1,036,875
Party City Corporation                                               55,000           1,615,625
Rainbow Rentals, Inc.                                               130,000           1,381,250
Rent-Way, Inc.                                                       65,000           1,982,500
Signature Eyewear, Inc.                                             125,000           1,046,875
Track n' Trail, Inc.                                                180,000             855,000
U.S. Home & Garden, Inc.                                            345,000           2,220,938
-----------------------------------------------------------------------------------------------
                                                                                     23,571,600
-----------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.7%
Inspire Insurance Solutions, Inc.                                    65,000           2,161,250
-----------------------------------------------------------------------------------------------
                                                                                      2,161,250
-----------------------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.3%
Career Education Corporation                                         65,000           1,592,500
-----------------------------------------------------------------------------------------------
                                                                                      1,592,500
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.5%
Rock Financial Corporation(1)                                        65,000             666,250
-----------------------------------------------------------------------------------------------
                                                                                        666,250
-----------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 6.1%
Horizon Health Corporation                                           85,000           1,487,500
MedQuist, Inc.                                                      100,000           2,887,500
Res-Care, Inc.                                                       70,000           1,290,625
Theratech, Inc.                                                     190,000           1,923,750
-----------------------------------------------------------------------------------------------
                                                                                      7,589,375
-----------------------------------------------------------------------------------------------
INSURANCE - 1.3%
Annuity and Life Re (holdings)                                       75,000           1,659,375
-----------------------------------------------------------------------------------------------
                                                                                      1,659,375
-----------------------------------------------------------------------------------------------
LODGING - 1.9%
Execustay Corporation                                               200,000           2,350,000
-----------------------------------------------------------------------------------------------
                                                                                      2,350,000
-----------------------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL - 0.3%
Iteq, Inc.                                                           55,000             409,063
-----------------------------------------------------------------------------------------------
                                                                                        409,063
-----------------------------------------------------------------------------------------------
MANUFACTURING - 4.0%
CN Biosciences, Inc.                                                 75,000           1,875,000
FARO Technologies, Inc.                                             165,000           1,742,813
ZEVEX International, Inc.                                           185,000           1,318,125
-----------------------------------------------------------------------------------------------
                                                                                      4,935,938
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE MICROCAP GROWTH FUND--CONTINUED


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 4.3%
Bioanalytical Systems, Inc.                                         100,000           $ 700,000
Closure Medical Corporation                                          80,000           1,990,000
Molecular Devices Corporation                                       100,000           1,612,500
Photoelectron Corporation                                           120,000           1,020,000
-----------------------------------------------------------------------------------------------
                                                                                      5,322,500
-----------------------------------------------------------------------------------------------
MISCELLANEOUS - 2.3%
American Coin Merchandising, Inc.                                    95,000           1,876,250
Ultralife Batteries, Inc.                                           120,000           1,020,000
-----------------------------------------------------------------------------------------------
                                                                                      2,896,250
-----------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.1%
Performance Technologies, Inc.                                      120,000           1,350,000
-----------------------------------------------------------------------------------------------
                                                                                      1,350,000
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.4%
Kendle International, Inc.                                           25,000             756,250
Medicis Pharmaceutical Corporation, Class A                          35,000           1,277,500
Microcide Pharmaceuticals, Inc.                                     140,000             936,250
-----------------------------------------------------------------------------------------------
                                                                                      2,970,000
-----------------------------------------------------------------------------------------------
RESTAURANTS - 3.1%
Garden Fresh Restaurant Corporation                                 110,000           1,980,000
PJ America, Inc.                                                     70,000           1,277,500
Shells Seafood Restaurants, Inc.                                     30,000             337,500
Star Buffet, Inc.                                                    27,500             226,875
-----------------------------------------------------------------------------------------------
                                                                                      3,821,875
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.1%
American Xtal Technology, Inc.                                       60,000             862,500
Cerprobe Corporation                                                130,000           1,706,250
QLogic Corporation                                                   43,000           1,534,563
RF Monolithics, Inc.                                                 90,000           1,001,250
-----------------------------------------------------------------------------------------------
                                                                                      5,104,563
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.1%
IWL Communications, Inc.                                            145,000           1,277,813
Metro One Telecommunications                                        130,000           1,023,750
Powerwave Technologies, Inc.                                         65,000           1,088,750
Premiere Technologies, Inc.                                          20,000             165,938
Transaction Network Services, Inc.                                  130,000           2,738,125
-----------------------------------------------------------------------------------------------
                                                                                      6,294,375
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
Atlantic Coast Airlines, Inc.                                        65,000           1,950,000
-----------------------------------------------------------------------------------------------
                                                                                      1,950,000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 95.1% (Cost $111,913,511)                                       118,171,600
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                                        215
Repurchase Agreement                                                                  6,467,000
  State Street Bank and Trust Company, 5.30%, dated 6/30/98, due 7/1/98, maturity value $6,467,952 (collateralized by
  $4,640,000 par value U.S. Treasury Note, 12.75%, due 11/15/10)
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 5.2%                                                6,467,215
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                                                 VALUE
-----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.3)%                                                      $(360,590)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $124,278,225
-----------------------------------------------------------------------------------------------


                               See notes to Schedule of Investments on page 49.
     The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE PARTNERS FUND

JUNE 30, 1998 (UNAUDITED)             FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
ALUMINUM - 5.4%
MAXXAM, Inc.                                                        121,500          $6,895,125
-----------------------------------------------------------------------------------------------
                                                                                      6,895,125
-----------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.4%
Cathay Investment Fund, Ltd.(1)                     HKD             525,000             452,259
-----------------------------------------------------------------------------------------------
                                                                                        452,259
-----------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 2.5%
Poligrafici Editoriale S.p.A.(1)                    ITL           1,110,000           3,239,053
-----------------------------------------------------------------------------------------------
                                                                                      3,239,053
-----------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.2%
Giant Cement Holding, Inc.                                          100,000           2,862,500
Medusa Corporation1                                                  40,000           2,510,000
Monterey Homes Corporation                                          136,500           2,491,125
-----------------------------------------------------------------------------------------------
                                                                                      7,863,625
-----------------------------------------------------------------------------------------------
DISTRIBUTION - 2.0%
SunSource, Inc.(1)                                                  119,600           2,601,300
-----------------------------------------------------------------------------------------------
                                                                                      2,601,300
-----------------------------------------------------------------------------------------------
ENERGY - 16.0%
Alliance Energy, Inc., 144A(7)                      CAD           1,500,000             458,949
Best Pacific Resources, Ltd.                        CAD           1,500,000             892,402
Calahoo Petroleum, Ltd.                             CAD             248,466             464,580
Canadian Conquest Exploration, Inc.                 CAD           3,836,450           2,478,074
Houston Exploration Company                                          78,500           1,800,594
Howell Corporation(1)                                               256,100           2,785,088
Oiltec Resources, Ltd., 144A(7)                     CAD           1,540,000           2,198,878
Petsec Energy, Ltd., ADR(3)                                         235,000           3,804,063
Place Resources Corporation, Class A                CAD             669,200           1,119,315
Rigel Energy Corporation                            CAD             109,900           1,001,299
Symmetry Resources, Inc.                            CAD             147,400             110,243
Symmetry Resources, Inc., 144A(7)                   CAD           1,962,500           1,467,789
Torrington Resources, Ltd.                          CAD             926,100           1,889,036
-----------------------------------------------------------------------------------------------
                                                                                     20,470,310
-----------------------------------------------------------------------------------------------
ENERGY SERVICES - 8.3%
Bowridge Resource Group, Inc., 144A(7)              CAD           1,000,000             462,349
Bowridge Resource Group, Inc.                       CAD             700,000             323,644
Computalog, Ltd.                                    CAD             115,900           1,229,332
Enerflex Systems, Ltd.(1)                           CAD             112,000           2,779,535
NQL Drilling Tools, Inc., Class A, 144A(7)          CAD             175,000           1,070,882
NQL Drilling Tools, Inc., Class A                   CAD             188,900           1,155,941
Northstar Drilling Systems, Inc., 144A(7)           CAD             375,000             637,430
Northstar Drilling Systems, Inc.                    CAD             100,000             169,981
Pason Systems, Inc.                                 CAD             560,300           2,723,879
-----------------------------------------------------------------------------------------------
                                                                                     10,552,973
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.8%
Banca Populare Di Intra(1)                          ITL             325,000           4,060,530
Electro Rent Corporation(1)                                         103,400           2,320,037
Imperial Credit Industries, Inc.(1)                                  92,500           2,173,750
Imperial Credit Commercial
   Mortgage Investment Corporation(1)                               398,000           5,198,875
-----------------------------------------------------------------------------------------------
                                                                                     13,753,192
-----------------------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)             FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------
FOOD - 9.0%
Fresh Del Monte Produce, Inc.                                       340,000          $6,438,750
Kamps AG                                            DEM             175,000           5,043,367
-----------------------------------------------------------------------------------------------
                                                                                     11,482,117
-----------------------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 1.0%
Craig Corporation                                                    56,800             628,350
Jascan Resources, Inc.                              CAD             854,500             639,096
-----------------------------------------------------------------------------------------------
                                                                                      1,267,446
-----------------------------------------------------------------------------------------------
INSURANCE - 6.4%
CorVel Corporation                                                   52,500           2,047,500
Desjardins Laurentian Financial
   Corporation, Class A(1)                          CAD             200,000           3,188,849
PAULA Financial(1)                                                  145,000           2,918,125
-----------------------------------------------------------------------------------------------
                                                                                      8,154,474
-----------------------------------------------------------------------------------------------
MANUFACTURING - 7.8%

CIN - Corporacao Industrial do Norte SA(1)          PTE              33,200           2,461,056
Denison International plc, ADR(3)                                   122,500           2,419,375
Optek Technology, Inc.                                               75,300           1,440,113
Stoneridge, Inc.                                                     72,000           1,314,000
TB Wood's Corporation(1)                                            112,500           2,362,500
-----------------------------------------------------------------------------------------------
                                                                                      9,997,044
-----------------------------------------------------------------------------------------------
MISCELLANEOUS - 0.9%

Loews Cineplex Entertainment Corporation                             27,030             346,322
Lusomundo - Sociedade Gestora de
   Participacoes Sociais, Preferred SA              PTE              40,400             532,891
Reading Entertainment, Inc.                                          17,000             216,750
-----------------------------------------------------------------------------------------------
                                                                                      1,095,963
-----------------------------------------------------------------------------------------------
PAPER & FOREST - 1.7%
The TimberWest Timber Trust                         CAD           1,200,000           2,162,162
-----------------------------------------------------------------------------------------------
                                                                                      2,162,162
-----------------------------------------------------------------------------------------------
REAL ESTATE - 6.1%
Canadian Hotel Income Properties REIT(1)            CAD             610,500           4,981,132
Prima Inmobiliaria SA                               ESP             333,066           2,816,786
-----------------------------------------------------------------------------------------------
                                                                                      7,797,918
-----------------------------------------------------------------------------------------------
RETAIL - 2.8%
The T. Eaton Company Limited(1)                     CAD             350,000           3,569,607
-----------------------------------------------------------------------------------------------
                                                                                      3,569,607
-----------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT/SERVICES - 6.3%
Midas, Inc.(1)                                                      260,000           5,232,500
Pittston BAX Group(1)                                               183,400           2,854,163
-----------------------------------------------------------------------------------------------
                                                                                      8,086,663
-----------------------------------------------------------------------------------------------
UTILITIES - 4.1%
Aquila Gas Pipeline Corporation(1)                                  425,100           5,207,475
-----------------------------------------------------------------------------------------------
                                                                                      5,207,475
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 97.7% (Cost: $119,045,895)                                    124,648,706
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS
-----------------------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 0.7%
Craig Corporation, Non - Cumulative, Class A                         72,800             814,450
-----------------------------------------------------------------------------------------------
                                                                                        814,450
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE PARTNERS FUND -- CONTINUED


JUNE 30, 1998 (UNAUDITED)                                                                 VALUE
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS - 0.7% (Cost: $910,029)                                         $814,450
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4% (Cost: $119,955,924)                                      125,463,156
-----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------
Cash                                                                                      3,814
-----------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.0%                                                    3,814

-----------------------------------------------------------------------------------------------
OTHER ASSETS, NET -  1.6%                                                             2,099,446
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $127,566,416
-----------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 49.
      The accompanying notes are an integral part of these financial statements.

ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE VALUE + GROWTH FUND


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.9%
Omnicare, Inc.(1)                                                   243,300          $9,275,812
Robert Half International, Inc.                                     217,300          12,141,638
-----------------------------------------------------------------------------------------------
                                                                                     21,417,450
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 4.6%
Compaq Computer Corporation(1)                                      704,000          19,976,000
Seagate Technology, Inc.                                            600,000          14,287,500
-----------------------------------------------------------------------------------------------
                                                                                     34,263,500
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.4%
Cadence Design Systems, Inc.                                        170,000           5,312,500
Microsoft Corporation                                               250,100          27,104,587
PeopleSoft, Inc.                                                    160,000           7,520,000
-----------------------------------------------------------------------------------------------
                                                                                     39,937,087
-----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 22.7%
Bed Bath and Beyond, Inc.                                            59,900           3,103,569
CompUSA, Inc.                                                       630,000          11,379,375
Costco Companies, Inc.                                              300,000          18,918,750
CVS Corporation(1)                                                  521,200          20,294,225
Dayton Hudson Corporation(1)                                        430,000          20,855,000
Fred Meyer, Inc.                                                     12,000             510,000
Safeway, Inc.                                                       402,600          16,380,788
Staples, Inc.                                                       450,000          13,021,875
Starbucks Corporation                                               300,000          16,031,250
The Gap, Inc.(1)                                                    375,000          23,109,375
The Kroger Company                                                   86,700           3,717,262
Walgreen Co.(1)                                                     300,000          12,393,750
Wal-Mart Stores, Inc.(1)                                            145,200           8,820,900
-----------------------------------------------------------------------------------------------
                                                                                    168,536,119
-----------------------------------------------------------------------------------------------
DISTRIBUTION - 1.0%
Ingram Micro, Inc., Class A                                         172,700           7,641,975
-----------------------------------------------------------------------------------------------
                                                                                      7,641,975
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 11.7%
H.F. Ahmanson & Company(1)                                          321,400          22,819,400
Household International, Inc.(1)                                    390,000          19,402,500
Providian Financial Corporation(1)                                  123,600           9,710,325
The Chase Manhattan Corporation(1)                                  230,000          17,365,000
Travelers Group, Inc.(1)                                            288,750          17,505,469
-----------------------------------------------------------------------------------------------
                                                                                     86,802,694
-----------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 8.6%
HBO & Company(1)                                                    792,000          27,918,000
United HealthCare Corporation(1)                                    285,000          18,097,500
Wellpoint Health Networks, Inc.                                     238,100          17,619,400
-----------------------------------------------------------------------------------------------
                                                                                     63,634,900
-----------------------------------------------------------------------------------------------
HOSPITALS - 3.1%
Health Management Associates, Inc.                                  336,000          11,235,000
Universal Health Services, Inc.                                     200,000          11,675,000
-----------------------------------------------------------------------------------------------
                                                                                     22,910,000
-----------------------------------------------------------------------------------------------


JUNE 30, 1998 (UNAUDITED)                                            SHARES               VALUE
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 8.0%
Franklin Resources, Inc.(1)                                         268,000         $14,472,000
Merrill Lynch & Co., Inc.(1)                                        319,538          29,477,380
The Equitable Companies, Inc.(1)                                    200,000          14,987,500
-----------------------------------------------------------------------------------------------
                                                                                     58,936,880
-----------------------------------------------------------------------------------------------
MANUFACTURING - 3.3%
General Electric Company(1)                                         270,500          24,615,500
-----------------------------------------------------------------------------------------------
                                                                                     24,615,500
-----------------------------------------------------------------------------------------------
MEDIA - 5.5%
Comcast Corporation, Class A(1)                                     200,000           8,118,750
Cox Communications, Inc., Class A                                   165,000           7,992,188
Electronic Arts, Inc.                                               177,300           9,574,200
Time Warner, Inc.(1)                                                180,000          15,378,750
-----------------------------------------------------------------------------------------------
                                                                                     41,063,888
-----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 12.4%
Cardinal Health, Inc.(1)                                            200,000          18,750,000
Eli Lilly and Company(1)                                            335,000          22,130,938
McKesson Corporation(1)                                             300,000          24,375,000
Merck & Co., Inc.(1)                                                196,900          26,335,375
-----------------------------------------------------------------------------------------------
                                                                                     91,591,313
-----------------------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT - 9.4%
Applied Materials, Inc.                                             614,000          18,113,000
Intel Corporation(1)                                                382,400          28,345,400
Texas Instruments, Inc.(1)                                          400,000          23,325,000
-----------------------------------------------------------------------------------------------
                                                                                     69,783,400
-----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.3%
3Com Corporation                                                    300,000           9,206,250
ADC Telecommunications, Inc.                                        209,800           7,664,256
-----------------------------------------------------------------------------------------------
                                                                                     16,870,506
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.9%         (COST: $556,490,799)                             748,005,212
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.9)%                                                     (7,107,310)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                          $740,897,902
-----------------------------------------------------------------------------------------------


(1) Income producing security.
(2) Foreign denominated security; ATS Austrian Schilling, AUD Australian Dollar, CAD-Canadian Dollar, CHF-Swiss Franc, DEM-German Mark, ESP-Spanish Peseta, GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, ITL-Italian Lira, NZD-New Zealand Dollar, PTE-Portuguese Escudo, SAR-South African Rand
(3) ADR-American Depository Receipt; GDR-Global Depository Receipt
(4) Fair-Value Security. See 1.a. in Notes to Financial Statements
(5) Restricted security. See 4.e. in Notes to Financial Statements
(6) See 4.f. in Notes to Financial Statements
(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers
(8) Shares registered for foreign investors



      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES



AS OF JUNE 30, 1998 (UNAUDITED)
(ALL NUMBERS IN THOUSANDS EXCEPT FOR               THE CONTRARIAN     DEVELOPING    DIVERSIFIED       EMERGING
NET ASSET VALUE PER SHARE)                               FUND-TM-      COUNTRIES         GROWTH         GROWTH
--------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value                                    $235,642        $7,612         $75,815      $320,008
Deposits with brokers and custodian bank for
  securities sold short                                    31,811             -           1,025             -
Cash and cash equivalents                                       -         5,608               -         8,867
Receivable from brokers for securities sold short          66,876             -           1,297             -
Receivable for investments sold                             2,337             -           3,157         2,907
Receivable for fund shares subscribed                         169            26             248         2,844
Receivable from adviser                                         -            11               -             -
Dividends/interest receivable                                  99             4               4            76
Organization cost                                               -             0              19             -
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              336,934        13,261          81,565       334,702
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Securities sold short                                      29,384             -             673             -
Payable to custodian bank                                  30,363             -             288             -
Payable for investments purchased                             325             -           3,011         5,287
Payable for fund shares redeemed                              349           101           1,240         2,823
Payable to adviser                                            349             -              63           238
Payable to distributor                                         78             3               -             -
Accrued expenses                                              139            56              78           151
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          60,987           160           5,353         8,499

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                         $275,947       $13,101         $76,212      $326,203
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                           388,530        25,858          63,003       256,984
Accumulated undistributed net investment
  income/(loss)                                                 -            54               -             -
Accumulated net realized gain/(loss)
  from investments                                         77,248        (9,799)         10,406        19,238
Accumulated net realized gain/(loss) from
  securities and options sold short                       (53,250)        2,805           1,540             -
Net unrealized appreciation/(depreciation)
  on investments                                         (153,429)       (5,817)            639        49,981
Net unrealized appreciation/(depreciation)
  on securities and options sold short                     16,848             -             624             -
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                         $275,947       $13,101         $76,212      $326,203
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                     $394,171       $13,429         $75,176      $270,008
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption
  price per share - Class A Shares                         $10.54         $6.30          $15.02        $22.59
Net assets                                               $273,420       $13,043         $75,505      $325,512
Shares of beneficial interest outstanding
  with no par value                                        25,940         2,072           5,028        14,409
--------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption
  price per share - Class C Shares(1)                      $10.38         $6.12          $14.78        $22.12
Net assets                                                 $2,527           $58            $707          $691
Shares of beneficial interest outstanding
  with no par value                                           243             9              48            31
--------------------------------------------------------------------------------------------------------------


(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES



AS OF JUNE 30, 1998 (UNAUDITED)                            GLOBAL         GLOBAL
(ALL NUMBERS IN THOUSANDS EXCEPT FOR                   LOW-PRICED        NATURAL         GLOBAL       GROWTH &
NET ASSET VALUE PER SHARE)                                  STOCK      RESOURCES          VALUE         INCOME
--------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value                                      $4,175       $49,491         $15,860      $264,268
Deposits with brokers and custodian bank for
  securities sold short                                         -             -               0         2,914
Cash and cash equivalents                                     925             -           4,033             -
Receivable from brokers for securities sold short               -             -               0         2,675
Receivable for investments sold                               220         2,113           1,819         7,148
Receivable for fund shares subscribed                           -           127              32         2,368
Receivable from adviser                                        18             -               3            84
Dividends/interest receivable                                   1           191              71           597
Organization cost                                              10            19              11             -
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                5,349        51,941          21,829       280,054
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Securities sold short                                           -             -               -         1,462
Payable to custodian bank                                       -            14               -         1,507
Payable for investments purchased                              48             -               -         9,964
Payable for fund shares redeemed                               98           473           4,058           880
Payable to adviser                                              -            36               -             -
Payable to distributor                                          -             -               -            55
Accrued expenses                                               71            80              76           227
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             217           603           4,134        14,095

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                           $5,132       $51,338         $17,695      $265,959
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                             8,432        65,911          14,322       203,562
Accumulated undistributed net investment
  income/(loss)                                                 -             -             110         1,629
Accumulated net realized gain/(loss)
  from investments                                         (3,022)       (2,155)          2,548        26,904
Accumulated net realized gain/(loss) from
  securities and options sold short                             -             -               -        (3,015
Net unrealized appreciation/(depreciation)
  on investments                                             (278)      (12,418)            715        35,666
Net unrealized appreciation/(depreciation)
  on securities and options sold short                          -             -               -         1,213

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                           $5,132       $51,338         $17,695      $265,959
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                       $4,453       $61,908         $15,145      $228,602
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption
  price per share - Class A Shares                          $9.92        $10.95          $12.22        $14.56
Net assets                                                 $5,094       $51,292         $17,487      $264,312
Shares of beneficial interest outstanding
  with no par value                                           514         4,683           1,431        18,155
--------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption
  price per share - Class C Shares1                         $9.71        $10.74          $12.13        $14.29
Net assets                                                    $38           $46            $208        $1,647
Shares of beneficial interest outstanding
  with no par value                                             4             4              17           115
--------------------------------------------------------------------------------------------------------------


AS OF JUNE 30, 1998 (UNAUDITED)                               THE
(ALL NUMBERS IN THOUSANDS EXCEPT FOR                  INFORMATION       MICROCAP                       VALUE +
NET ASSET VALUE PER SHARE)                           AGE FUND-TM-         GROWTH       PARTNERS         GROWTH
---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value                                    $115,358      $118,171        $125,463      $748,005
Deposits with brokers and custodian bank for
  securities sold short                                         -             -               -             -
Cash and cash equivalents                                   5,140         6,467               4             -
Receivable from brokers for securities sold short               -             -               -             -
Receivable for investments sold                             1,814           730           6,585        15,359
Receivable for fund shares subscribed                       2,059           440             445         1,051
Receivable from adviser                                         -             -               -             -
Dividends/interest receivable                                  10             1             308           235
Organization cost                                              17             3               -             -
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              124,398       125,812         132,805       764,650
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Securities sold short                                           -             -               -             -
Payable to custodian bank                                       -             -           3,799         1,413
Payable for investments purchased                             579           595             969        20,261
Payable for fund shares redeemed                              414           699             312         1,340
Payable to adviser                                             90           124             140           584
Payable to distributor                                         23            27               -           147
Accrued expenses                                               75            89              19             7
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           1,181         1,534           5,239        23,752

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                         $123,217      $124,278        $127,566      $740,898
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                            95,044       117,320          99,039       466,322
Accumulated undistributed net investment
  income/(loss)                                                 -             -             105             -
Accumulated net realized gain/(loss)
  from investments                                          1,370           700          22,915        83,062
Accumulated net realized gain/(loss) from
  securities and options sold short                             -             -               -             -
Net unrealized appreciation/(depreciation)
  on investments                                           26,803         6,258           5,507       191,514
Net unrealized appreciation/(depreciation)
  on securities and options sold short                          -             -               -             -

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                         $123,217      $124,278        $127,566      $740,898
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                      $88,555      $111,914        $119,956      $556,491
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption
  price per share - Class A Shares                         $14.11        $15.42          $16.10        $27.39
Net assets                                               $123,056      $122,399        $126,729      $739,303
Shares of beneficial interest outstanding
  with no par value                                         8,720         7,940           7,873        26,994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption
  price per share - Class C Shares1                        $13.73        $15.17          $15.88        $26.97
Net assets                                                   $158        $1,879            $837        $1,595
Shares of beneficial interest outstanding
  with no par value                                            12           124              53            59
--------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT



--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS




FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)                THE CONTRARIAN     DEVELOPING   DIVERSIFIED        EMERGING
(ALL NUMBERS IN THOUSANDS)                                              FUND-TM-      COUNTRIES        GROWTH          GROWTH
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Interest                                                                  $2,607           $213           $154           $481
Dividends                                                                    325             54             92             54
Withholding taxes on foreign dividends                                        (9)            (7)            (1)            (1)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    2,923            260            245            534
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                   2,622            139            404          1,357
Distribution fees - Class A Shares                                           827             28            100            339
Transfer agent fees                                                          212             42             45            121
Dividend expense for securities sold short                                     6              -              -              -
Custodian fees                                                                84             41             63             62
Administrative service fees                                                    -              -             82              -
Shareholder reports                                                          142             22             15             50
Professional fees                                                             85             49             34             44
Registration and filing fees                                                  66             19             26              9
Interest expense                                                             228              3             33              -
Trustees' fees and expenses                                                    8              8              8              8
Insurance                                                                     15              1              1              1
Organization expense                                                           -              -              4              -
Distribution fees - Class C Shares                                            12              -              2              2
Shareholder servicing fees - Class C Shares                                    4              -              1              -
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                             4,311            352            818          1,993
Less: Expense waiver by adviser                                                -           (146)           (43)             -
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                        4,311            206            775          1,993

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                              (1,388)            54           (530)        (1,459)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments                                 12,675         (5,707)         9,992         19,508
Net realized gain/(loss) from securities sold short                         (796)          (269)           737              -
Net change in unrealized appreciation/(depreciation)
   on investments                                                        (31,836)         1,582         (5,641)        32,715
Net change in unrealized appreciation/(depreciation)
   on securities sold short                                               (8,793)             -            218              -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION)(28,750)        (4,394)         5,306         52,223
                                 ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:        $(30,138)       $(4,340)        $4,776        $50,764
------------------------------------------------------------------------------------------------------------------------------




      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS



                                                                          GLOBAL         GLOBAL
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)                    LOW-PRICED        NATURAL         GLOBAL       GROWTH &
(ALL NUMBERS IN THOUSANDS)                                                 STOCK      RESOURCES          VALUE         INCOME
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                     $39           $148            $89           $737
Dividends                                                                     11            275            224          2,086
Withholding taxes on foreign dividends                                         -            (36)           (18)            (9)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       50            387            295          2,814
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                      40            333            108          1,409
Distribution fees - Class A Shares                                            10             83             27            350
Transfer agent fees                                                           35             43             33             86
Dividend expense for securities sold short                                     -              -              -              -
Custodian fees                                                                38             42             31             67
Administrative service fees                                                    9             70             22            288
Shareholder reports                                                            8             31              7             59
Professional fees                                                             38             43             33             48
Registration and filing fees                                                  11             35             11             30
Interest expense                                                              21              4              2             65
Trustees' fees and expenses                                                    8              8              8              8
Insurance                                                                      -              2              -              4
Organization expense                                                           2              3             11              -
Distribution fees - Class C Shares                                             -              -              1              6
Shareholder servicing fees - Class C Shares                                    -              -              -              2
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               220            697            294          2,422
Less: Expense waiver by adviser                                             (141)           (49)           (82)          (585)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                           79            648            212          1,837

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                 (29)          (261)            83            977
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments                                 (1,484)        (2,269)         2,273         24,526
Net realized gain/(loss) from securities sold short                            -              -              -         (3,865)
Net change in unrealized appreciation/(depreciation)
   on investments                                                            482         (1,147)          (451)        (1,620)
Net change in unrealized appreciation/(depreciation)
   on securities sold short                                                    -              -              -          1,229
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION) (1,002)        (3,416)         1,822         20,270
                                 ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:         $(1,031)       $(3,677)        $1,905        $21,247
------------------------------------------------------------------------------------------------------------------------------

                                                                             THE
                                                                     INFORMATION       MICROCAP                       VALUE +
                                                                    AGE FUND-TM-         GROWTH       PARTNERS         GROWTH
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Interest                                                                     $49           $353           $401         $1,761
Dividends                                                                     88              1          1,145             78
Withholding taxes on foreign dividends                                         -              -            (90)             -
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      137            354          1,456          1,839
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                     613            787          1,027          3,755
Distribution fees - Class A Shares                                           153            155            204            937
Transfer agent fees                                                           46             59             93            314
Dividend expense for securities sold short                                     -              -              -              -
Custodian fees                                                                36             52             51             92
Administrative service fees                                                  127            126              -              -
Shareholder reports                                                           30             14             45            158
Professional fees                                                             39             36             43             51
Registration and filing fees                                                  38             33             39             46
Interest expense                                                              42             28              -             91
Trustees' fees and expenses                                                    8              8              8              8
Insurance                                                                      1              -              3              3
Organization expense                                                           3              2              -              -
Distribution fees - Class C Shares                                             1              6              4              5
Shareholder servicing fees - Class C Shares                                    -              2              1              2
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                             1,137          1,308          1,518          5,462
Less: Expense waiver by adviser                                                -            (91)             -              -
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                        1,137          1,217          1,518          5,462

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                              (1,000)          (863)           (62)        (3,623)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments                                  9,688          3,949         19,029         53,379
Net realized gain/(loss) from securities sold short                            -              -              -              -
Net change in unrealized appreciation/(depreciation)
   on investments                                                         13,407          3,538        (20,896)        76,997
Net change in unrealized appreciation/(depreciation)
   on securities sold short                                                    -              -              -              -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION) 23,095          7,487         (1,867)       130,376
                                 ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:         $22,095         $6,624        $(1,929)      $126,753
------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                                THE CONTRARIAN FUND-TM-
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         $(1,388)                  $53
Net realized gain/(loss) from investments                                             12,675                52,049
Net realized gain/(loss) from securities sold short                                     (796)              (48,987)
Net change in unrealized appreciation/(depreciation) on investments                  (31,836)             (267,380)
Net change in unrealized appreciation/(depreciation) on securities sold short         (8,793)               13,335
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (30,138)             (250,930)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                (3,087)
Realized gain on investments - Class C Shares(1)                                           -                   (28)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                (3,115)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions      (96,211)             (407,097)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (96,211)             (407,097)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                               (126,349)             (661,142)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                  402,296             1,063,438
End of period                                                                       $275,947              $402,296
-------------------------------------------------------------------------------------------------------------------


                                                                                DEVELOPING COUNTRIES
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)                                                             $54                 $(127)
Net realized gain/(loss) from investments                                             (5,707)               (3,032)
Net realized gain/(loss) from securities sold short                                     (269)                2,757
Net change in unrealized appreciation/(depreciation) on investments                    1,582                (6,680)
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (4,340)               (7,082)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                  (861)
Realized gain on investments - Class C Shares(1)                                           -                    (1)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                  (862)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions      (12,065)              (12,974)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (12,065)              (12,974)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (16,405)              (20,918)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                   29,506                50,424
End of period                                                                        $13,101               $29,506
-------------------------------------------------------------------------------------------------------------------





      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------


                                                                                DIVERSIFIED GROWTH
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           $(530)                $(774)
Net realized gain/(loss) from investments                                              9,992                10,971
Net realized gain/(loss) from securities sold short                                      737                   945
Net change in unrealized appreciation/(depreciation) on investments                   (5,641)                 (567)
Net change in unrealized appreciation/(depreciation) on securities sold short            218                   233
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        4,776                10,808

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -               (10,204)
Realized gain on investments - Class C Shares(1)                                           -                   (37)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -               (10,421)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions       (9,218)               20,499
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                               (9,218)               20,499

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 (4,442)               21,066
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                   80,654                59,588
End of period                                                                        $76,212               $80,654
-------------------------------------------------------------------------------------------------------------------


                                                                                EMERGING GROWTH
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         $(1,459)              $(1,540)
Net realized gain/(loss) from investments                                             19,508                51,023
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                   32,715               (10,596)
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       50,764                38,887

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -               (54,805)
Realized gain on investments - Class C Shares(1)                                           -                   (66)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                        (54,871)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions       26,379                54,640
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                               26,379                54,640

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 77,143                38,656
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                  249,060               210,404
End of period                                                                       $326,203              $249,060
-------------------------------------------------------------------------------------------------------------------


                                                                                GLOBAL LOW-PRICED STOCK
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            $(29)                $(315)
Net realized gain/(loss) from investments                                             (1,484)                 (975)
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                      482                (1,653)
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (1,031)               (2,493)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                  (778)
Realized gain on investments - Class C Shares(1)                                           -                    (3)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                  (781)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions       (7,259)              (14,295)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                               (7,259)              (14,295)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                 (8,290)              (18,019)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                   13,422                31,411
End of period                                                                         $5,132               $13,422
-------------------------------------------------------------------------------------------------------------------


                                                                                GLOBAL NATURAL RESOURCES
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           $(261)                $(542)
Net realized gain/(loss) from investments                                             (2,269)                1,421
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                   (1,147)              (23,435)
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (3,677)              (22,556)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                (1,426)
Realized gain on investments - Class C Shares(1)                                           -                     -
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                (1,426)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions      (23,386)              (18,138)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (23,386)              (18,138)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                (27,063)              (42,210)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                   78,401               120,521
End of period                                                                        $51,338               $78,401
-------------------------------------------------------------------------------------------------------------------


(1) Class C shares were first issued on 4/14/97 for the Contrarian Fund-TM-Class C shares were first issued on 5/8/97 for the Developing Countries Fund
     Class C shares were first issued on 9/8/97 for the Diversified Growth Fund Class C shares were first issued on 5/8/97 for the Emerging Growth Fund Class C shares were first issued on 5/20/97 for the Global Low-Priced Stock Fund
     Class C shares were first issued on 7/30/97 for the Global Natural Resources Fund



      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED


                                                                                GLOBAL VALUE
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED          PERIOD ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998  DECEMBER 31, 1997(2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                             $83                  $447
Net realized gain/(loss) from investments                                              2,273                 1,406
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                     (451)                1,167
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        1,905                 3,020

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net Investment income - Class A Shares                                                     -                  (418)
Net Investment income - Class C Shares(1)                                                  -                    (1)
Realized gain on investments - Class A Shares                                              -                (1,123)
Realized gain on investments - Class C Shares(1)                                           -                   (10)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                (1,552)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions       (5,422)               19,744
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                               (5,422)               19,744

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                               (3,517)               21,212
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   21,212                     -
End of period                                                                        $17,695               $21,212
-------------------------------------------------------------------------------------------------------------------


                                                                                GROWTH & INCOME
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED          PERIOD ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998  DECEMBER 31, 1997(2)
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            $977                $1,343
Net realized gain/(loss) from investments                                             24,526                55,409
Net realized gain/(loss) from securities sold short                                   (3,865)                  655
Net change in unrealized appreciation/(depreciation) on investments                   (1,620)               (1,108)
Net change in unrealized appreciation/(depreciation) on securities sold short          1,229                  (186)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       21,247                56,113

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                  (686)
Net investment income - Class C Shares(1)                                                  -                    (5)
Realized gain on investments - Class A Shares                                              -               (56,382)
Realized gain on investments - Class C Shares(1)                                           -                  (216)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -               (57,289)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital shares transactions     (55,346)               (8,541)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (55,346)               (8,541)

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                              (34,099)               (9,717)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                                  300,058               309,775
End of period                                                                       $265,959              $300,058
-------------------------------------------------------------------------------------------------------------------





      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


--------------------------------------------------------------------------------


                                                                                INFORMATION AGE
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         $(1,000)              $(2,111)
Net realized gain/(loss) from investments                                              9,688                (6,024)
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                   13,407                 8,110
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       22,095                   (25)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                (4,383)
Realized gain on investments - Class C Shares(1)                                           -                    (3)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                (4,386)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital shares transactions     (17,789)              (17,058)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (17,789)              (17,058)

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                                4,306                 4,306
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                                  118,911               106,264
End of period                                                                       $123,217              $118,911
-------------------------------------------------------------------------------------------------------------------


                                                                                MICROCAP GROWTH
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           $(863)                $(574)
Net realized gain/(loss) from investments                                              3,949                (3,122)
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                    3,538                 2,103
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        6,624                (1,593)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -                     -
Realized gain on investments - Class C Shares(1)                                           -                     -
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                     -

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital shares transactions      11,392                98,391
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                               11,392                98,391

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                               18,016                96,798
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                                  106,262                 9,464
End of period                                                                       $124,278              $106,262
-------------------------------------------------------------------------------------------------------------------


                                                                                PARTNERS
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            $(62)               $1,697
Net realized gain/(loss) from investments                                             19,029                10,689
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                  (20,896)               19,202
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (1,929)               31,588

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                (1,526)
Net investment income - Class C Shares(1)                                                  -                    (4)
Realized gain on investments - Class A Shares                                              -                (7,913)
Realized gain on investments - Class C Shares(1)                                           -                   (38)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                (9,481)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital shares transactions     (65,639)               45,759
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              (65,639)               45,759

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                              (67,568)               67,866
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  195,134               127,268
End of period                                                                       $127,566              $195,134
-------------------------------------------------------------------------------------------------------------------


                                                                                VALUE + GROWTH
                                                                                -----------------------------------
                                                                                  FOR THE SIX               FOR THE
                                                                                 MONTHS ENDED            YEAR ENDED
(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)              JUNE 30, 1998     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         $(3,623)              $(7,184)
Net realized gain/(loss) from investments                                             53,379               146,756
Net realized gain/(loss) from securities sold short                                        -                     -
Net change in unrealized appreciation/(depreciation) on investments                   76,997               (66,096)
Net change in unrealized appreciation/(depreciation) on securities sold short              -                     -
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      126,753                73,476

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                     -                     -
Net investment income - Class C Shares(1)                                                  -                     -
Realized gain on investments - Class A Shares                                              -              (126,111)
Realized gain on investments - Class C Shares(1)                                           -                  (204)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -              (126,351)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital shares transactions    (140,095)              163,958
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                             (140,095)              163,958

-------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                              (13,342)              111,083
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  754,240               643,157
End of period                                                                       $740,898              $754,240
-------------------------------------------------------------------------------------------------------------------


(1) Class C shares were first issued on 6/30/97 for the Global Value Fund Class C shares were first issued on 5/9/97 for The Growth & Income Fund Class C shares were first issued on 7/11/97 for The Information Age Fund Class C shares were first issued on 6/18/97 for The Microcap Growth Fund Class C shares were first issued on 4/14/97 for The Partners Fund
     Class C shares were first issued on 5/28/97 for The Value + Growth Fund
(2)  From commencement of investment operations on April 1, 1997.



The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT



-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A & C


                                          NET                                                       DISTRIBUTIONS  DISTRIBUTIONS
                                  ASSET VALUE,           NET        NET REALIZED                         FROM NET       FROM NET
                                    BEGINNING     INVESTMENT      AND UNREALIZED          TOTAL        INVESTMENT       REALIZED
                                    OF PERIOD   INCOME/(LOSS)         GAIN/(LOSS)    OPERATIONS            INCOME  CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)            $11.61         $(0.05)             $(1.02)        $(1.07)      $         -    $         -
Year Ended 12/31/97                     16.57              -               (4.88)         (4.88)                -          (0.08)
Year Ended 12/31/96                     13.78              -                2.99           2.99                 -          (0.20)
Nine Months Ended 12/31/95              10.70          (0.01)               3.09           3.08                 -              -
Year Ended 3/31/95                      12.34          (0.04)              (1.35)         (1.39)                -          (0.25)
Period Ended 3/31/94(3)                 10.00          (0.02)               2.36           2.34                 -              -

CONTRARIAN - CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)             11.54          (0.07)              (1.09)         (1.16)                -              -
Period Ended 12/31/97(2)                16.26          (0.03)              (4.61)         (4.64)                -          (0.08)

DEVELOPING COUNTRIES -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)              8.02           0.02               (1.74)         (1.72)                -              -
Year Ended 12/31/97                      9.69          (0.02)              (1.45)         (1.47)                -          (0.20)
Year Ended 12/31/96                      8.02           0.03                1.67           1.70             (0.03)             -
Nine Months Ended 12/31/95               8.57          (0.03)              (0.52)         (0.55)                -              -
Period Ended 3/31/95(4)                 10.00           0.06               (1.36)         (1.30)            (0.04)         (0.09)

DEVELOPING COUNTRIES -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)              7.93          (0.01)              (1.80)         (1.81)                -              -
Period Ended 12/31/97(2)                 9.57          (0.14)              (1.30)         (1.44)                -          (0.20)

DIVERSIFIED GROWTH FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)             14.04          (0.10)               1.08           0.98                 -              -
Year Ended 12/31/97                     12.42          (0.17)               3.72           3.55                 -          (1.93)
Period Ended 12/31/96(5)                10.00          (0.05)               2.47           2.42                 -              -

DIVERSIFIED GROWTH FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)             13.93          (0.16)               1.01           0.85                 -              -
Period Ended 12/31/97(2)                15.79          (0.08)               0.15           0.07                 -          (1.93)

EMERGING GROWTH FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)             18.71          (0.11)               3.99           3.88                 -              -
Year Ended 12/31/97                     20.07          (0.14)               3.80           3.66                 -          (5.02)
Year Ended 12/31/96                     19.21          (0.17)               4.23           4.06                 -          (3.20)
Nine Months Ended 12/31/95              18.36          (0.15)               2.58           2.43                 -          (1.58)
Year Ended 3/31/95                      18.37          (0.17)               2.26           2.09                 -          (2.10)
Year Ended 3/31/94                      14.71          (0.40)               4.06           3.66                 -              -

EMERGING GROWTH FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)             18.47          (0.18)               3.83           3.65                 -              -
Period Ended 12/31/97(2)                18.86          (0.23)               4.86           4.63                 -          (5.02)



     The accompanying notes are an integral part of these financial statements.

                                               ROBERTSON STEPHENS MUTUAL FUNDS

                                                                                       RATIO OF
                                        NET ASSET,                  NET ASSETS         EXPENSES
                                         VALUE END       TOTAL          END OF   TO AVERAGE NET
                                         OF PERIOD      RETURN   PERIOD (000S)     ASSETS - NET
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                 $10.54     (9.22)%        $273,420            2.46%
Year Ended 12/31/97                          11.61    (29.51)%         398,242            2.48%
Year Ended 12/31/96                          16.57      21.68%       1,063,438            2.46%
Nine Months Ended 12/31/95                   13.78      28.79%         507,477            2.54%
Year Ended 3/31/95                           10.70    (11.23)%         397,646            2.46%
Period Ended 3/31/94(3)                      12.34      23.40%         484,951            2.22%

CONTRARIAN - CLASS C
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                   10.38    (10.05)%           2,527            2.99%
Period Ended 12/31/97(2)                      11.54    (28.60)%           4,053            2.73%

DEVELOPING COUNTRIES -- CLASS A
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                    6.30    (21.45)%          13,043            1.85%
Year Ended 12/31/97                            8.02    (15.27)%          29,431            2.10%
Year Ended 12/31/96                            9.69      21.19%          50,424            1.84%
Nine Months Ended 12/31/95                     8.02     (6.42)%          14,343            1.83%
Period Ended 3/31/95(4)                        8.57    (13.14)%           8,345            3.15%

DEVELOPING COUNTRIES -- CLASS C
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                    6.12    (22.82)%              58            2.60%
Period Ended 12/31/97(2)                       7.93    (15.16)%              75            2.85%

DIVERSIFIED GROWTH FUND -- CLASS A
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                   15.02       6.98%          75,505            1.92%
Year Ended 12/31/97                           14.04      29.45%          80,278            1.94%
Period Ended 12/31/96(5)                      12.42      24.20%          59,588            2.28%

DIVERSIFIED GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                   14.78       6.10%             707            2.67%
Period Ended 12/31/97(2)                      13.93       1.10%             376            2.69%

EMERGING GROWTH FUND -- CLASS A
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                   22.59      20.74%         325,512            1.47%
Year Ended 12/31/97                           18.71      18.54%         248,730            1.50%
Year Ended 12/31/96                           20.07      21.53%         210,404            1.60%
Nine Months Ended 12/31/95                    19.21      13.50%         167,728            1.64%
Year Ended 3/31/95                            18.36      12.01%         182,275            1.56%
Year Ended 3/31/94                            18.37      24.88%         168,192            1.60%

EMERGING GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                   22.12      19.76%             691            2.22%
Period Ended 12/31/97(2)                      18.47      24.80%             330            2.25%


                                              RATIO OF        RATIO OF NET          RATIO OF NET
                                              EXPENSES   INVESTMENT INCOME/    INVESTMENT INCOME/   PORTFOLIO
                                        TO AVERAGE NET   (LOSS) TO AVERAGE     (LOSS) TO AVERAGE     TURNOVER
                                        ASSETS - GROSS    NET ASSETS - NET    NET ASSETS - GROSS         RATE
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                      2.46%              (0.79)%              (0.79)%           6%
Year Ended 12/31/97                              2.48%                0.01%                0.01%          36%
Year Ended 12/31/96                              2.46%              (0.02)%              (0.02)%          44%
Nine Months Ended 12/31/95                       2.54%              (0.20)%              (0.20)%          29%
Year Ended 3/31/95                               2.58%              (0.27)%              (0.39)%          79%
Period Ended 3/31/94(3)                          2.22%              (0.77)%              (0.77)%          14%

CONTRARIAN - CLASS C
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       2.99%              (1.28)%              (1.28)%          6%
Period Ended 12/31/97(2)                          2.73%              (0.32)%              (0.32)%         36%

DEVELOPING COUNTRIES -- CLASS A
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       3.16%                0.48%              (0.83)%          8%
Year Ended 12/31/97                               2.53%              (0.20)%              (0.63)%        148%
Year Ended 12/31/96                               2.70%                0.36%              (0.50)%        165%
Nine Months Ended 12/31/95                        4.24%              (0.51)%              (2.92)%        103%
Period Ended 3/31/95(4)                           3.46%                0.72%                0.41%        124%

DEVELOPING COUNTRIES -- CLASS C
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       3.91%              (0.25)%              (1.56)%          8%
Period Ended 12/31/97(2)                          3.29%              (2.11)%              (2.55)%        148%

DIVERSIFIED GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       2.02%              (1.31)%              (1.41)%        199%
Year Ended 12/31/97                               2.14%              (1.20)%              (1.40)%        370%
Period Ended 12/31/96(5)                          2.44%              (1.05)%              (1.21)%         69%

DIVERSIFIED GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       2.81%              (2.06)%              (2.20)%        199%
Period Ended 12/31/97(2)                          2.89%              (2.17)%              (2.37)%        370%

EMERGING GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       1.47%              (1.07)%              (1.07)%        175%
Year Ended 12/31/97                               1.50%              (0.68)%              (0.68)%        462%
Year Ended 12/31/96                               1.60%              (0.83)%              (0.83)%        270%
Nine Months Ended 12/31/95                        1.64%              (0.99)%              (0.99)%        147%
Year Ended 3/31/95                                1.56%              (0.96)%              (0.96)%        280%
Year Ended 3/31/94                                1.60%              (1.27)%              (1.27)%        274%

EMERGING GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/98(1)                       2.22%              (1.84)%              (1.84)%        175%
Period Ended 12/31/97(2)                          2.25%              (1.81)%              (1.81)%        462%


  The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A & C  CONTINUED



                                                  NET                                                DISTRIBUTIONS  DISTRIBUTIONS
                                         ASSET VALUE,             NET    NET REALIZED                     FROM NET       FROM NET
                                            BEGINNING      INVESTMENT  AND UNREALIZED        TOTAL      INVESTMENT       REALIZED
                                            OF PERIOD   INCOME/(LOSS)     GAIN/LOSS)    OPERATIONS          INCOME  CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 GLOBAL LOW-PRICED - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  $11.17          $(0.04)        $(1.21)        $(1.25)     $       -      $       -
 Year Ended 12/31/97                           13.52           (0.16)         (1.63)         (1.79)             -          (0.56)
 Year Ended 12/31/96                           10.45           (0.09)          3.17           3.08          (0.01)             -
 Period Ended 12/31/95(6)                      10.00            0.03           0.42           0.45              -              -

 GLOBAL LOW-PRICED - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   11.04           (0.07)         (1.26)         (1.33)             -              -
 Period Ended 12/31/97(2)                      13.45           (0.16)         (1.69)         (1.85)             -          (0.56)

 GLOBAL NATURAL RESOURCES - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   11.67           (0.05)         (0.67)         (0.72)             -              -
 Year Ended 12/31/97                           14.29           (0.05)         (2.39)         (2.44)             -          (0.18)
 Year Ended 12/31/96                           10.12           (0.06)          4.24           4.18          (0.01)             -
 Period Ended 12/31/95(6)                      10.00            0.02           0.10           0.12              -              -

 GLOBAL NATURAL RESOURCES  - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   11.57           (0.07)         (0.76)         (0.83)             -              -
 Period Ended 12/31/97(2)                      13.67           (0.05)         (1.87)         (1.92)             -          (0.18)

 GLOBAL VALUE FUND - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   11.15            0.05           1.02           1.07              -              -
 Period Ended 12/31/97(7)                      10.00            0.28           1.69           1.97          (0.22)         (0.60)

 GLOBAL VALUE FUND - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   11.18            0.01           0.94           0.95              -              -
 Period Ended 12/31/97(2)                      10.69            0.02           1.15           1.17          (0.08)         (0.60)

 GROWTH & INCOME - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   13.52            0.05           0.99           1.04              -              -
 Year Ended 12/31/97                           13.62            0.07           2.90           2.97          (0.04)         (3.03)
 Year Ended 12/31/96                           11.24            0.02           2.70           2.72          (0.02)         (0.32)
 Period Ended 12/31/95(8)                      10.00               -           1.24           1.24              -              -

 GROWTH & INCOME- CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   13.36               -           0.93           0.93              -              -
 Period Ended 12/31/97(2)                      13.73           (0.03)          2.73           2.70          (0.04)         (3.03)


     The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS


                                                                                                                           RATIO OF
                                          NET ASSET,                                           NET ASSETS                  EXPENSES
                                           VALUE END                      TOTAL                    END OF            TO AVERAGE NET
                                           OF PERIOD                     RETURN             PERIOD (000S)              ASSETS - NET
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

 GLOBAL LOW-PRICED - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  $9.92                    (11.19)%                   $5,094                     1.95%
 Year Ended 12/31/97                          11.17                    (13.54)%                   13,371                     1.95%
 Year Ended 12/31/96                          13.52                      29.39%                   31,441                     1.94%
 Period Ended 12/31/95(6)                     10.45                       4.50%                    1,643                     1.91%

 GLOBAL LOW-PRICED - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   9.71                    (12.05)%                       38                     2.70%
 Period Ended 12/31/97(2)                     11.04                    (14.07)%                       51                     2.45%

 GLOBAL NATURAL RESOURCES - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  10.95                     (6.17)%                   51,292                     1.95%
 Year Ended 12/31/97                          11.67                    (17.14)%                   78,371                     1.81%
 Year Ended 12/31/96                          14.29                      41.21%                  120,521                     1.94%
 Period Ended 12/31/95(6)                     10.12                       1.20%                      792                     2.60%

 GLOBAL NATURAL RESOURCES  - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  10.74                     (7.17)%                       46                     2.70%
 Period Ended 12/31/97(2)                     11.57                    (14.12)%                       30                     2.56%

 GLOBAL VALUE FUND - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  12.22                       9.60%                   17,487                     1.95%
 Period Ended 12/31/97(7)                     11.15                      19.97%                   21,019                     1.95%

 GLOBAL VALUE FUND - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  12.13                       8.50%                      208                     2.70%
 Period Ended 12/31/97(2)                     11.18                      11.15%                      193                     2.70%

 GROWTH & INCOME - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  14.56                       7.69%                  264,311                     1.30%
 Year Ended 12/31/97                          13.52                      22.40%                  298,669                     1.30%
 Year Ended 12/31/96                          13.62                      24.16%                  309,775                     1.71%
 Period Ended 12/31/95(8)                     11.24                      12.40%                  136,902                     1.94%

 GROWTH & INCOME- CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                  14.29                       6.96%                    1,647                     2.05%
 Period Ended 12/31/97(2)                     13.36                      20.16%                    1,369                     2.05%


                                      RATIO OF                    RATIO OF NET               RATIO OF NET
                                      EXPENSES               INVESTMENT INCOME/        INVESTMENT INCOME/                 PORTFOLIO
                                      TO AVERAGE NET         (LOSS) TO AVERAGE          (LOSS) TO AVERAGE                  TURNOVER
                                      ASSETS - GROSS           NET ASSETS - NET        NET ASSETS - GROSS                      RATE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

 GLOBAL LOW-PRICED - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   5.48%                    (0.71)%                    (4.25)%                      79%
 Year Ended 12/31/97                           2.60%                    (1.17)%                    (1.82)%                      65%
 Year Ended 12/31/96                           3.14%                    (0.67)%                    (1.87)%                      66%
 Period Ended 12/31/95(6)                      9.04%                      2.06%                    (5.07)%                       0%

 GLOBAL LOW-PRICED - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   6.23%                    (1.36)%                    (4.89)%                      79%
 Period Ended 12/31/97(2)                      3.10%                    (1.95)%                    (2.60)%                      65%

 GLOBAL NATURAL RESOURCES - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.10%                    (0.79)%                    (0.93)%                      28%
 Year Ended 12/31/97                           1.82%                    (0.38)%                    (0.38)%                      97%
 Year Ended 12/31/96                           2.16%                    (0.45)%                    (0.67)%                      82%
 Period Ended 12/31/95(6)                     14.25%                      1.84%                    (9.81)%                       0%

 GLOBAL NATURAL RESOURCES  - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.96%                    (1.32)%                    (1.58)%                      28%
 Period Ended 12/31/97(2)                      2.57%                    (1.02)%                    (1.03)%                      97%

 GLOBAL VALUE FUND - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.70%                      0.76%                      0.01%                     158%
 Period Ended 12/31/97(7)                      3.21%                      3.50%                      2.24%                     234%

 GLOBAL VALUE FUND - CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   3.77%                      0.09%                    (0.98)%                     158%
 Period Ended 12/31/97(2)                      3.97%                      0.33%                    (0.94)%                     234%

 GROWTH & INCOME - CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   1.71%                      0.70%                      0.28%                     101%
 Year Ended 12/31/97                           1.72%                      0.45%                      0.03%                     236%
 Year Ended 12/31/96                           1.76%                      0.18%                      0.13%                     212%
 Period Ended 12/31/95(8)                      1.94%                    (0.01)%                    (0.01)%                      97%

 GROWTH & INCOME- CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.51%                    (0.04)%                    (0.50)%                     101%
 Period Ended 12/31/97(2)                      2.48%                    (0.31)%                    (0.74)%                     236%


     The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A & C  CONTINUED


                                                                                                      DISTRIBUTIONS  DISTRIBUTIONS
                                      NET ASSET VALUE,            NET     NET REALIZED                     FROM NET       FROM NET
                                             BEGINNING     INVESTMENT   AND UNREALIZED        TOTAL      INVESTMENT       REALIZED
                                             OF PERIOD  INCOME/(LOSS)     GAIN/(LOSS)    OPERATIONS          INCOME  CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 INFORMATION AGE FUND-TM- - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                    $11.80        $(0.10)            $2.41        $2.31          $   -      $      -
 Year Ended 12/31/97                             11.51         (0.22)             0.95         0.73              -         (0.44)
 Year Ended 12/31/96                              9.30         (0.20)             2.68         2.48              -         (0.27)
 Period Ended 12/31/95(6)                        10.00         (0.01)            (0.69)       (0.70)             -             -

 INFORMATION AGE FUND-TM- - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     11.67         (0.15)             2.21         2.06              -             -
 Period Ended 12/31/97(2)                        13.36         (0.20)            (1.05)       (1.25)             -         (0.44)

 MICROCAP GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     14.35         (0.11)             1.18         1.07              -             -
 Year Ended 12/31/97                             11.00         (0.19)             3.54         3.35              -             -
 Period Ended 12/31/96(9)                        10.00         (0.08)             1.08         1.00              -             -

 MICROCAP GROWTH  - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     14.23         (0.16)             1.10         0.94              -             -
 Period Ended 12/31/97(2)                        12.18         (0.15)             2.20         2.05              -             -

 PARTNERS FUND - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     16.49         (0.01)            (0.38)       (0.39)             -             -
 Year Ended 12/31/97                             14.60          0.13              2.52         2.65          (0.12)        (0.64)
 Year Ended 12/31/96                             10.39          0.13              4.36         4.49          (0.06)        (0.22)
 Period Ended 12/31/95(8)                        10.00          0.06              0.33         0.39              -             -

 PARTNERS FUND - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     16.40         (0.07)            (0.45)       (0.52)             -             -
 Period Ended 12/31/97(2)                        14.49             -              2.62         2.62          (0.07)        (0.64)

 VALUE + GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     23.18         (0.12)             4.33         4.21              -             -
 Year Ended 12/31/97                             24.16         (0.26)             3.71         3.45              -         (4.43)
 Year Ended 12/31/96                             22.66         (0.24)             3.47         3.23              -         (1.73)
 Nine Months Ended 12/31/95                      18.25         (0.16)             4.57         4.41              -             -
 Year Ended 3/31/95                              13.56         (0.18)             5.07         4.89              -         (0.20)
 Year Ended 3/31/94                              11.94         (0.04)             1.99         1.95          (0.03)        (0.30)

 VALUE + GROWTH - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                     22.98         (0.22)             4.21         3.99              -             -
 Period Ended 12/31/97(2)                        27.71         (0.24)            (0.06)       (0.30)             -         (4.43)

 Per-share data with respect to Class A and Class C shares for each of the periods has been determined by using the respective average number of Class A and Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


     The accompanying notes are an integral part of these financial statements.

                                               ROBERTSON STEPHENS MUTUAL FUNDS


                                                                                                             RATIO OF
                                      NET ASSET,                                  NET ASSETS                 EXPENSES
                                       VALUE END              TOTAL                   END OF           TO AVERAGE NET
                                       OF PERIOD             RETURN            PERIOD (000S)            ASSETS - NET
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 INFORMATION AGE FUND-TM- - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)               $14.11             19.58%                $123,059                    1.85%
 Year Ended 12/31/97                        11.80              6.15%                 118,832                    1.82%
 Year Ended 12/31/96                        11.51             26.72%                 106,264                    2.03%
 Period Ended 12/31/95(6)                    9.30            (7.00)%                  32,826                    2.13%

 INFORMATION AGE FUND-TM- - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                13.73             17.65%                     158                    2.60%
 Period Ended 12/31/97(2)                   11.67            (9.53)%                      79                    2.57%

 MICROCAP GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                15.42              7.46%                 122,399                    1.92%
 Year Ended 12/31/97                        14.35             30.45%                 104,858                    1.95%
 Period Ended 12/31/96(9)                   11.00             10.00%                   9,464                    3.08%

 MICROCAP GROWTH  - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                15.17              6.61%                   1,879                    2.67%
 Period Ended 12/31/97(2)                   14.23             16.83%                   1,404                    2.70%

 PARTNERS FUND - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                16.10            (2.37)%                 126,729                    1.84%
 Year Ended 12/31/97                        16.49             18.08%                 194,133                    1.78%
 Year Ended 12/31/96                        14.60             43.15%                 127,268                    1.93%
 Period Ended 12/31/95(8)                   10.39              3.90%                   7,480                    2.41%

 PARTNERS FUND - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                15.88            (3.17)%                     837                    2.59%
 Period Ended 12/31/97(2)                   16.40             18.00%                   1,000                    2.53%


 VALUE + GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                27.39             18.16%                 739,303                    1.45%
 Year Ended 12/31/97                        23.18             13.81%                 752,994                    1.44%
 Year Ended 12/31/96                        24.16             14.12%                 643,157                    1.51%
 Nine Months Ended 12/31/95                 22.66             24.16%               1,140,151                    1.45%
 Year Ended 3/31/95                         18.25             36.27%                 428,903                    1.68%
 Year Ended 3/31/94                         13.56             16.32%                  44,500                    1.55%

 VALUE + GROWTH - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                26.97             17.36%                   1,595                    2.20%
 Period Ended 12/31/97(2)                   22.98            (1.52)%                   1,246                    2.19%


                                            RATIO OF            RATIO OF NET              RATIO OF NET
                                            EXPENSES       INVESTMENT INCOME/       INVESTMENT INCOME/                PORTFOLIO
                                      TO AVERAGE NET       (LOSS) TO AVERAGE         (LOSS) TO AVERAGE                 TURNOVER
                                      ASSETS - GROSS         NET ASSETS - NET       NET ASSETS - GROSS                     RATE
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

 INFORMATION AGE FUND-TM- - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   1.85%                  (1.63)%                  (1.63)%                      119%
 Year Ended 12/31/97                           1.82%                  (1.71)%                  (1.71)%                      369%
 Year Ended 12/31/96                           2.03%                  (1.85)%                  (1.85)%                      452%
 Period Ended 12/31/95(6)                      2.13%                  (0.89)%                  (0.89)%                       89%

 INFORMATION AGE FUND-TM- - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.60%                  (2.36)%                  (2.36)%                      119%
 Period Ended 12/31/97(2)                      2.57%                  (2.50)%                  (2.50)%                      369%

 MICROCAP GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.07%                  (1.36)%                  (1.50)%                       41%
 Year Ended 12/31/97                           2.60%                  (1.35)%                  (2.00)%                      170%
 Period Ended 12/31/96(9)                      6.40%                  (2.13)%                  (5.45)%                       22%

 MICROCAP GROWTH  - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.84%                  (2.11)%                  (2.28)%                       41%
 Period Ended 12/31/97(2)                      3.35%                  (2.20)%                  (2.85)%                      170%

 PARTNERS FUND - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   1.84%                  (0.07)%                  (0.07)%                       39%
 Year Ended 12/31/97                           1.78%                    0.82%                    0.82%                       78%
 Year Ended 12/31/96                           2.15%                    0.95%                    0.73%                      101%
 Period Ended 12/31/95(8)                      5.12%                    1.34%                  (1.37)%                       71%

 PARTNERS FUND - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.59%                  (0.80)%                  (0.80)%                       39%
 Period Ended 12/31/97(2)                      2.53%                  (0.25)%                  (0.25)%                       78%

 VALUE + GROWTH - CLASS A
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   1.45%                  (0.48)%                  (0.48)%                       96%
 Year Ended 12/31/97                           1.44%                  (0.96)%                  (0.96)%                      228%
 Year Ended 12/31/96                           1.51%                  (1.06)%                  (1.06)%                      221%
 Nine Months Ended 12/31/95                    1.45%                  (1.04)%                  (1.04)%                      104%
 Year Ended 3/31/95                            1.68%                  (1.09)%                  (1.09)%                      232%
 Year Ended 3/31/94                            2.35%                  (0.51)%                  (1.31)%                      250%

 VALUE + GROWTH - CLASS C
---------------------------------------------------------------------------------------------------------------------------------
 Six Months Ended 6/30/98(1)                   2.20%                  (0.86)%                  (0.86)%                       96%
 Period Ended 12/31/97(2)                      2.19%                  (1.69)%                  (1.69)%                      228%


(1) Ratios, except for total return and portfolio turnover rate, have been annualized. For the Class C shares, total return does not include the 1% contingent deferred sales charge.
(2) See pages 55 and 57, Notes to Statement of Changes in Net Assets, for date of initial issuance of Class C shares.
(3)  The Contrarian Fund-TM- Class A Shares were first issued on 6/30/93.
(4)  Developing Countries Fund Class A shares were first issued on 5/2/94.
(5)  Diversified Growth Fund Class A shares were first issued on 8/1/96.
(6) Global Low-Priced Stock, Global Natural Resources, and The Information Age Fund-TM- Class A shares were first issued on 11/15/95.
(7)  Global Value Fund Class A shares were first issued on 4/1/97.
(8)  Growth & Income and Partners Fund Class A shares were first issued on
     7/12/95.
(9)  MicroCap Growth Fund Class A shares were first issued on 8/15/96.


     The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT



NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Mutual Funds (the "Funds") are a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers eleven series of shares. The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Robertson Stephens Growth & Income Fund, The Information Age FundTM, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund are registered as diversified funds. The Contrarian FundTM, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Partners Fund, and The Robertson Stephens Global Value Fund are registered as non-diversified funds. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Funds, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Funds. Expenses of the Funds are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of each fund, if the fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if those shares are redeemed within one year of purchase.

NOTE 1 SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


a. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each funds' net asset value is next determined. The percentage of each funds' long and/or short positions valued in this manner for the period ended June 30, 1998, were as follows:


                                              PERCENTAGE OF       PERCENTAGE OF
FUND                                         LONG POSITIONS     SHORT POSITIONS
-------------------------------------------------------------------------------
The Contrarian Fund-TM-                               98.8%                100%
Developing Countries                                  99.7%                  NA
Diversified Growth                                    96.2%                100%
Emerging Growth                                        100%                  NA
Global-Low Priced Stock                                100%                  NA
Global Natural Resources                              98.9%                  NA
Global Value                                           100%                  NA
Growth & Income                                       91.9%                100%
The Information Age Fund-TM-                           100%                  NA
MicroCap Growth                                        100%                  NA
Partners                                               100%                  NA
Value + Growth                                         100%                  NA
-------------------------------------------------------------------------------


Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each funds' long positions valued using these guidelines and procedures at June 30, 1998, were as follows:


                           PERCENTAGE                                PERCENTAGE
                              OF LONG                                   OF LONG
FUND                        POSITIONS   FUND                          POSITIONS

The Contrarian Fund-TM-          1.2%   Global Value                         0%
Developing Countries             0.3%   Growth & Income                    8.1%
Diversified Growth               3.8%   The Information Age Fund-TM-         0%
Emerging Growth                    0%   MicroCap Growth                      0%
Global-Low Priced Stock            0%   Partners                             0%
Global Natural Resources         1.1%   Value + Growth                       0%


As its normal course of business, some funds may invest a significant portion of its assets in companies concentrated within a number of industries.
Accordingly, the performance of these funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Funds' custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. Each funds' policy is to limit repurchase agreement transactions to those parties deemed by the fund's Investment Adviser to have satisfactory creditworthiness.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



c. FEDERAL INCOME TAXES:

The Funds intend to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:
Most expenses of the Trust can be directly attributed to a specific fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:
Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:
Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.


k. TEMPORARY BORROWINGS:
All funds within the Trust share in a $125 million, uncommitted revolving credit and/or overdraft protection facility from the Funds' custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Funds may borrow up to a maximum of 10 percent of their total assets under the agreement.


NOTE 2    CAPITAL SHARES:


a. TRANSACTIONS:
The Funds have authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the period ended June 30, 1998, and the year ended December 31, 1997 are outlined below. Transactions in capital shares for Class C for the period ended June 30, 1998, and the period from each funds' respective Commencement of Operations dates through December 31, 1997, are also detailed on the following page.

SEMIANNUAL REPORT


(ALL NUMBERS IN THOUSANDS)                                                                           TRANSACTIONS IN CAPITAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                      THE CONTRARIAN FUND-TM-                   DEVELOPING COUNTRIES                  DIVERSIFIED GROWTH FUND
              --------------------------------------   -------------------------------------  ------------------  ------------------
CLASS A        1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
Shares Sold     2,843   $33,279    24,871  $405,584     2,450   $18,208    11,034  $114,041     3,909   $60,420     8,500  $127,513
Shares
  Reinvested        -         -       234     2,919         -         -       100       841         -         -       735     9,789
Shares
  Redeemed    (11,205) (128,271)  (54,963) (821,238)   (4,049)  (30,273)  (12,670) (127,942)   (4,623)  (69,948)   (8,316) (117,219)
Net Increase/
  (Decrease)   (8,362)  (94,992)  (29,858) (412,735)   (1,599)  (12,065)   (1,536)  (13,060)     (714)   (9,528)      919    20,083

CLASS C        1/1/98 - 6/30/98  4/14/97* - 12/31/97   1/1/98 - 6/30/98   5/8/97* - 12/31/97   1/1/98 - 6/30/98   9/8/97* - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
Shares Sold        40      $467       418    $6,482         -        $3        14      $127        23      $347        24      $385
Shares
  Reinvested        -         -         2        27         -         -         0         1         -         -         3        37
Shares
   Redeemed      (148)   (1,686)      (69)     (871)        -         3        (5)      (42)       (2)      (37)        -        (6)
Net Increase/
  (Decrease)     (108)   (1,219)      351     5,638         -         -         9        86        21       310        27       416
------------------------------------------------------------------------------------------------------------------------------------
                         EMERGING GROWTH                      GLOBAL LOW-PRICED STOCK                GLOBAL NATURAL RESOURCES
              --------------------------------------   -------------------------------------  ------------------  ------------------
CLASS A         1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT

Shares Sold     9,202  $193,417    11,340  $243,171        62      $664     2,308   $32,418     1,807   $21,399    11,041  $156,745

Shares
  Reinvested        -         -     2,817    52,112         -         -        62       741         -         -       106     1,313
Shares
  Redeemed     (8,086) (167,318)  (11,348) (241,038)     (746)   (7,915)   (3,498)  (47,520)   (3,840)  (44,805)  (12,866) (176,232)
Net Increase/
  (Decrease)    1,116    26,099     2,809    54,245      (684)   (7,251)   (1,128)  (14,361)   (2,033)  (23,406)   (1,719)  (18,174)

CLASS C         1/1/98 - 6/30/98  5/8/97* - 12/31/97   1/1/98 - 6/30/98  5/20/97* - 12/31/97   1/1/98 - 6/30/98  7/30/97* - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
Shares Sold        18      $367        16      $354         -       $ -         6      $ 78         2    $   20       $ 4        59
Shares
  Reinvested        -         -         3        63         -         -         -         3         -         -         -         -
Shares
  Redeemed         (5)      (87)       (1)      (22)       (1)       (8)       (1)      (15)        -         -        (1)      (23)
Net Increase/
  (Decrease)       13       280        18       395        (1)       (8)        5        66         2        20         3        36

------------------------------------------------------------------------------------------------------------------------------------
                             GLOBAL VALUE                         GROWTH & INCOME                           INFORMATION AGE
              --------------------------------------   -------------------------------------  ------------------  ------------------
CLASS A         1/1/98 - 6/30/98 4/1/97** - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97

               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT

Shares Sold       410    $4,870     2,703   $28,682     2,828   $40,981     8,696  $130,701    10,058  $131,071    25,505  $335,204

Shares
  Reinvested        -         -       133     1,440         -         -     4,209    55,648         -         -       344     4,278
Shares
  Redeemed       (534)  (10,297)     (951)  (10,515)   (6,761)  (96,503)  (13,562) (196,456)  (11,420) (148,921)  (25,010) (322,525)

Net Increase/
  (Decrease)     (124)   (5,427)    1,885    19,607    (3,933)  (55,522)     (657)  (10,107)   (1,362)  (17,850)      839    16,957

CLASS C         1/1/98 - 6/30/98  7/1/97* - 12/31/97    1/1/98 - 6/30/98  5/9/97* - 12/31/97    1/1/98 - 6/30/98 7/11/97* - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
Shares Sold         7       $87        89      $962        33      $454        90    $1,413         7       $89         7      $116
Shares
  Reinvested        -         -         1        11         -         -        16       217         -         -         1         3
Shares
  Redeemed         (7)      (82)      (73)     (836)      (20)     (278)       (4)      (64)       (2)      (28)       (1)      (18)
Net Increase/
  (Decrease)        -         5        17       137        13       176       102     1,566         5        61         7       101

------------------------------------------------------------------------------------------------------------------------------------
                          MICROCAP GROWTH                             PARTNERS                             VALUE + GROWTH
              --------------------------------------   -------------------------------------  ------------------  ------------------
CLASS A         1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97    1/1/98 - 6/30/98   1/1/97 - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT

Shares Sold     7,147  $113,993    16,945  $249,080     2,436   $41,457    18,004  $283,216     4,345  $108,716    20,071  $566,128
Shares
  Reinvested        -         -         -         -         -         -       550     9,196         -         -     5,104   121,415
Shares
  Redeemed     (6,514) (103,007)  (10,499) (152,209)   (6,336) (106,962)  (15,500) (247,605)   (9,834) (248,934)  (19,315) (525,191)
Net Increase/
  (Decrease)      633    10,986     6,446    96,871    (3,900)  (65,505)    3,054    44,807    (5,489) (140,218)    5,860   162,352

CLASS C         1/1/98 - 6/30/98  6/18/97* - 12/31/97   1/1/98 - 6/30/98 4/14/97* - 12/31/97   1/1/98 - 6/30/98  5/28/97* - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
               SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
Shares Sold        30      $482       103    $1,578         1       $22        70    $1,113        17      $422        69    $1,989
Shares
  Reinvested        -         -         -         -         -         -         3        42         -         -        10       288
Shares
  Redeemed         (5)      (76)       (4)      (58)       (9)     (156)      (12)     (203)      (12)     (299)      (25)     (611)
Net Increase/
  (Decrease)       25       406        99     1,520        (8)     (134)       61       952         5       123        54     1,606



                                           *   First issuance of Class C shares
                                           **  Inception date of Class A shares

ROBERTSON STEPHENS MUTUAL FUNDS


NOTE 3    TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, the Funds pay Robertson Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee and an administrative services fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.


                                                 INVESTMENT      ADMINISTRATIVE
FUND                                          ADVISORY FEES        SERVICE FEES
-------------------------------------------------------------------------------
The Contrarian Fund-TM-                               1.50%               0.00%
Developing Countries                                  1.25%               0.00%
Diversified Growth                                    1.00%               0.25%
Emerging Growth                                       1.00%               0.00%
Global-Low Priced Stock                               1.00%               0.25%
Global Natural Resources                              1.00%               0.25%
Global Value                                          1.00%               0.25%
Growth & Income                                       1.00%               0.25%
The Information Age Fund-TM-                          1.00%               0.25%
MicroCap Growth                                       1.25%               0.25%
Partners                                              1.25%               0.00%
Value + Growth                                        1.00%               0.00%
-------------------------------------------------------------------------------

Note: Effective May 26, 1998, the Administrative Services fee for all funds was waived.


RSIM, L.P. may voluntarily agree to waive any annual operating expenses, excluding class-specific expenses and dividend expenses related to short sales, of the Funds Class A and Class C shares exceeding the annual expense ratio of any fund.

RSIM, L.P. May recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the FUNDS. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. From the Funds during the period ended June 30, 1998.

b. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the period ended June 30, 1998.

c. DISTRIBUTION FEES:
Edgewood Services, Inc., a non-affiliate, has been designated as the Funds' distributor.

The Funds have entered into agreements with Edgewood Services, Inc. for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the funds' Board of Trustees. Under these Plans, Edgewood Services, Inc. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds' Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at annual rates based on the average daily net assets attributed to each class of shares. The following chart details the rate at which each fund pays fees under the plans (calculated as a percentage of the average daily net assets attributed to the class of shares in question).


                                                    CLASS A             CLASS C
FUND                                              12b-1 FEE           12b-1 FEE
-------------------------------------------------------------------------------
The Contrarian Fund-TM-*                              0.25%               0.75%
Developing Countries                                  0.25%               0.75%
Diversified Growth                                    0.25%               0.75%
Emerging Growth                                       0.25%               0.75%
Global-Low Priced Stock                               0.25%               0.75%
Global Natural Resources                              0.25%               0.75%
Global Value                                          0.25%               0.75%
Growth & Income                                       0.25%               0.75%
The Information Age Fund-TM-                          0.25%               0.75%
Microcap Growth                                       0.25%               0.75%
Partners                                              0.25%               0.75%
Value + Growth                                        0.25%               0.75%
-------------------------------------------------------------------------------

*Note: Effective June 10, 1998, the distribution fee calculated for the Class A shares was reduced from 0.50% to 0.25% of the daily average net assets attributable to Class A Shares.

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each Fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") At an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record.

e. BROKERAGE COMMISSIONS:
RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to fund policies as regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Funds may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. The amount of brokerage commissions paid to BARS per Fund and their respective percentages of the total commissions paid during the period ended June 30, 1998, were as follows:


                                                  BROKERAGE PERCENTAGE OF TOTAL
FUND                                            COMMISSIONS         COMMISSIONS
-------------------------------------------------------------------------------
The Contrarian Fund-TM-                              $1,000                0.3%
Developing Countries                                      0                0.0%
Diversified Growth                                   24,835                4.5%
Emerging Growth                                      51,345               16.0%
Global-Low Priced Stock                                 300                0.9%
Global Natural Resources                              1,017                0.7%
Global Value                                          1,455                1.4%
Growth & Income                                      97,695               10.7%
The Information Age Fund-TM-                          9,665                7.6%
MicroCap Growth                                           0                0.0%
Partners                                                  0                0.0%
Value + Growth                                       82,910                9.5%
-------------------------------------------------------------------------------

SEMIANNUAL REPORT


COST OF INVESTMENTS PURCHASED AND PROCEEDS FROM SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------------------------------------------------
                                                                   ACCUMULATED UNREALIZED
                                        COST OF INVESTMENTS     APPRECIATION/DEPRECIATION
                                         PURCHASED/PROCEEDS            ON INVESTMENTS AND   GROSS UNREALIZED      GROSS UNREALIZED
FUND                               OF SECURITIES SOLD SHORT         SECURITIES SOLD SHORT       APPRECIATION          DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-                         476,591,503                 (136,581,162)         95,492,458           232,073,620
Developing Countries                             13,428,866                   (5,817,187)            892,729             6,709,916
Diversified Growth                               76,472,456                     1,263,250          7,484,740             6,221,490
Emerging Growth                                 270,026,650                    49,981,479         59,170,498             9,189,019
Global-Low Priced Stock                           4,452,942                     (277,738)            198,143               475,881
Global Natural Resources                         61,908,472                  (12,417,619)          6,009,780            18,426,899
Global Value                                     15,145,168                       715,257          1,100,209               384,952
Growth & Income                                 231,277,373                    36,879,183         44,778,376             7,899,193
The Information Age Fund-TM-                     88,555,410                    26,803,019         27,997,721             1,194,702
MicroCap Growth                                 111,913,511                     6,258,089         18,799,728            12,541,639
Partners                                        119,955,924                     5,507,232         18,286,788            12,779,556
Value + Growth                                  556,490,799                   191,514,413        192,846,743             1,332,330
----------------------------------------------------------------------------------------------------------------------------------

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:
The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at June 30, 1998, for each fund is listed below. The accumulated net unrealized appreciation/(depreciation) on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES:
The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended June 30, 1998, were as follows:


                                        COST OF INVESTMENTS       PROCEEDS FROM
FUND                                              PURCHASED    INVESTMENTS SOLD
-------------------------------------------------------------------------------
The Contrarian Fund-TM-                          18,957,642          66,704,506
Developing Countries                              1,147,593          11,795,251
Diversified Growth                              156,658,655         162,573,637
Emerging Growth                                 489,636,188         458,175,556
Global-Low Priced Stock                           5,337,541          14,941,435
Global Natural Resources                         17,726,658          38,946,155
Global Value                                     27,936,880          29,038,644
Growth & Income                                 281,974,760         331,319,059
The Information Age Fund-TM-                    146,044,106         171,394,945
MicroCap Growth                                  72,027,747          46,103,435
Partners                                         59,001,085         102,216,380
Value + Growth                                  586,351,626         723,945,556

c. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:
Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon the short sale; the fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. All funds may sell securities short, except Emerging Growth, Global Value, and Partners Funds. The funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The funds may also sell short "against the box" (i.e., the funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). If the funds enter into a short sale against the box, they will hold an equivalent amount of the securities to cover their position while the short sale is outstanding. The funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the fund's total assets in short positions. For the period ended June 30, 1998, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:


                                        COST OF INVESTMENTS       PROCEEDS FROM
                                               PURCHASED TO         INVESTMENTS
FUND                                      COVER SHORT SELLS          SOLD SHORT
-------------------------------------------------------------------------------
The Contrarian Fund-TM-                          71,398,520          19,126,519
Developing Countries                              2,758,882           2,490,063
Diversified Growth                                8,584,407           6,512,970
Emerging Growth                                           0                   0
Global-low Priced Stock                                   0                   0
Global Natural Resources                                  0                   0
Global Value                                              0                   0
Growth & Income                                   9,918,338           6,880,335
The Information Age Fund-TM-                              0                   0
Microcap Growth                                           0                   0
Partners                                                  0                   0
Value + Growth                                            0                   0
-------------------------------------------------------------------------------

                                                ROBERTSON STEPHENS MUTUAL FUNDS


The Contrarian Fund-TM-
Included in the "Other Liabilities, Net" category in the Schedule of Investments are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivables from Brokers for Securities Sold Short is $22,371,661 for these short positions. At June 30, 1998, the cost of the associated long positions and the unrealized appreciation of investments and securities sold short are $15,543,849 and $6,827,812, respectively. At June 30, 1998, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.


SECURITIES                                           SHARES               VALUE
-------------------------------------------------------------------------------
Avant! Corporation                                  507,900         $12,570,525
Baan Company, N.V.                                   12,900             461,175
HCIA, Inc.                                          105,800           1,362,175
Imp, Inc.                                            30,000              28,125
The North Face, Inc.                                 11,300             271,200
Objective Systems Integrators, Inc.                  20,400             150,450
Rexall Sundown, Inc.                                139,300           4,910,325
Tel-Save Holdings, Inc.                              55,500             818,625
Transcrypt International, Inc.                       21,200              71,550
-------------------------------------------------------------------------------
                                                                    $20,644,150
-------------------------------------------------------------------------------

e. RESTRICTED SECURITIES:
A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in
Note 1.a., paragraph 2.

f. OPTIONS AND WARRANTS:
Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. When a fund is the writer of index or security options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement but the Fund if the option is exercised.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

NOTE 5 FUND MERGER:
On July 24, 1998, the Partners Fund completed the acquisition of all assets of the Global Low-Priced Stock Fund.

SEMIANNUAL REPORT


ADMINISTRATION


OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
  President

Leonard B. Auerbach, Trustee
  President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
  Principal and Chairman of
  Glynn Capital Management

James K. Peterson, Trustee
  Former Director of the IBM
  Retirement Funds

Terry R. Otton
  Chief Financial Officer

Dana K. Welch
  Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

RS Investment Management, Inc.
(Emerging Growth Fund)
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 14, 1998


               The views expressed in this report were those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Funds, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.




MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

FUND LISTINGS

Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading Robertson Stephens.

THE ROBERTSON STEPHENS MUTUAL FUNDS

GROWTH

The Diversified Growth Fund

FOCUSING ON SMALL- AND
MID-CAP COMPANIES

Managed By John Wallace
and John Seabern.

The computer quotation symbol is RSDGX.


The Emerging Growth Fund

SEEKING TO INVEST IN AMERICA'S
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
Managed by Jim Callinan.

The Computer Quotation Symbol Is RSEGX.


The Information Age Fund-TM-

TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.

The Computer Quotation Symbol Is RSIFX.


The MicroCap Growth Fund

FOCUSING ON COMPANIES WITH MARKET
CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

The Computer Quotation Symbol Is RSMGX.


The Value + Growth Fund

A GROWTH FUND FOR THE
LONG-TERM INVESTOR
Managed by Ron Elijah.

The Computer Quotation Symbol Is RSVPX.


GROWTH & INCOME

The Growth & Income Fund
SEEKING GROWTH WHILE
ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

The Computer Quotation Symbol Is RSGIX.


VALUE

The Global Value Fund
SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
Managed by Andy Pilara.

The Computer Quotation Symbol Is RSGAX.


The Partners Fund
A SMALL-CAP FUND USING A
CASH FLOW VALUE METHODOLOGY
Managed by Andy Pilara.

The Computer Quotation Symbol is RSPFX.


Global
THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

The Computer Quotation Symbol Is RSCOX.


The Global Natural
RESOURCES FUND
PRIMARILY FOCUSING ON HARD
ASSET COMPANIES
Managed by Andy Pilara.

The Computer Quotation Symbol Is RSNRX.


INTERNATIONAL

The Developing Countries Fund
LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
Managed by a Team of Investment
Professionals at Robertson Stephens
Investment Management.

The Computer Quotation Symbol Is RSDCX.

Please read the Prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with the Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

                                                               Bulk Rate
                                                             U.S. Postage
[LOGO]                                                           PAID
                                                              Permit #4118
                                                            San Francisco, CA


555 CALIFORNIA STREET, SUITE 2600
SAN FRANCISCO, CALIFORNIA 94104